UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07140

Van Kampen Series Funds, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Jerry W. Miller 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	6/30

Date of reporting period:	6/30/08

Item 1.  Reports to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

June 30, 2008

MUTUAL FUNDS

Van Kampen

American Value Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen American Value Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and Class R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/08

Performance of a $10,000 investment

This chart compares your fund's performance to that of the Russell Midcap® Value Index from 6/30/98 through 6/30/08. Class A shares, adjusted for sales charges.

	A Shares since 10/18/93		B Shares since 8/01/95		C Shares since 10/18/93		I Shares since 2/07/06	R Shares since 3/20/07
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges	w/o sales charges
Since Inception	9.77%	9.33%	9.28%	9.28%	8.98%	8.98%	3.93%	–7.23%
10-year	5.80	5.18	5.25	5.25	5.07	5.07	—	—
5-year	11.93	10.61	11.39	11.20	11.09	11.09	—	—
1-year	–16.43	–21.24	–16.70	–20.14	–17.09	–17.77	–16.24	–16.65

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year return for Class B shares reflects its conversion into Class A shares eight years after purchase. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index. The Russell 1000® Index measures the performance of the largest 1,000 U.S. incorporated companies. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

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Fund Report

For the 12-month period ended June 30, 2008

Market Conditions

The stock market environment declined markedly in the 12 months ended June 30, 2008 amid troubling economic news and the ongoing credit crisis. Early in the period investors were just beginning to assess the damage wrought by the subprime mortgage market collapse. The Federal Open Market Committee began a series of reductions in the target federal funds rate, which provided temporary jolts to the market's mostly downward trek. But a mix of economic weakness and inflation pressures weighed heavily on the market. Moreover, the financial sector began reporting an array of bad news, including losses totaling billions of dollars, bankruptcies and near bankruptcies.

In the second half of the period, pessimism among investors intensified. The Federal Reserve (the "Fed") aggressively sought to stabilize the markets and encourage liquidity through a number of policy measures. In mid-March some investors had hoped the worst of the credit market crisis had passed, leading stocks to rally through mid-May. However, the market gave back those gains by the end of the period as news from the economic front continued to be dismal. Stagflation (stagnant economic growth combined with rising inflation) became a greater concern as unemployment grew while surging oil prices and a weak dollar put upward pressure on inflation. With the housing market still deteriorating, more mortgage loan defaults and bankruptcies were expected to lead to further writedowns at financial institutions. Lingering questions about the health of the financial sector and a bleak outlook for consumer discretionary stocks drove considerable volatility in those sectors of the market. In contrast, the energy sector and, to a lesser extent, the materials sector still dominated, supported by the strength of their underlying commodity prices.

Performance Analysis

Classes A, B, I and R shares of Van Kampen American Value Fund outperformed the Russell Midcap® Value Index, while Class C shares performed in line with the Index for the 12 months ended June 30, 2008, assuming no deduction of applicable sales charges.

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Total returns for the 12-month period ended June 30, 2008

Class A	Class B	Class C	Class I	Class R	Russell Midcap® Value Index
–16.43%	–16.70%	–17.09%	–16.24%	–16.65%	–17.09%

The performance for the five share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The financials sector was the largest source of the Fund's outperformance relative to the Russell Midcap Value Index for the period. Although the financials sector was the worst-performing group in the Index, good stock selection and the resulting underweight allocation in the sector helped the Fund mitigate some of the sector's losses. In particular, holdings in insurance stocks and in a residential mortgage lender with almost no exposure to subprime mortgage loans, as well as no exposure to real estate investment trusts (REITs) added value. Stock selection in the technology sector also contributed positively, especially with a hardware and equipment stock that benefited from strong demand for the greater bandwidth needed to run larger amounts of data over networks. Further adding to relative gains was the Fund's minimal exposure to the telecommunication services sector, which lost considerable value during the period.

Some of the positive relative performance was offset by detractors elsewhere. Stock selection in the materials sector was a source of relative weakness. Here, the Fund held a paper company and a paint company which were hurt by rising energy costs and high commodity prices (which increase the cost of raw materials used in production of paint and paper products). Furthermore, the Fund held low exposure to steel and metals and mining stocks, which have driven the materials sector's performance over the past few years amid strong global demand and rising commodity prices. Stock selection in the consumer staples sector dampened relative performance, mainly due to a pharmacy retailer which declined significantly after the company's access to capital through a debt refinancing package appeared questionable in the tightening credit conditions. The third largest relative detractor was the consumer discretionary sector. Within the sector, a number of holdings performed poorly, but especially a travel services web site which was hurt by less demand for travel in the slowing economy.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

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Top 10 Holdings as of 6/30/08
Estee Lauder Cos., Inc., Class A	3.6%
Marsh & McLennan Cos., Inc.	3.6
Pentair, Inc.	3.5
Perot Systems Corp., Class A	3.2
HEALTHSOUTH Corp.	3.2
El Paso Corp.	3.1
Diebold, Inc.	3.1
Domtar Corp.	3.0
ACE Ltd.	2.9
Wisconsin Energy Corp.	2.8
Summary of Investments by Industry Classification as of 6/30/08
Office Services & Supplies	5.2%
Property & Casualty Insurance	5.1
Asset Management & Custody Banks	4.9
Specialty Chemicals	4.8
Health Care Facilities	4.5
Electric Utilities	3.8
Personal Products	3.6
Insurance Brokers	3.6
Industrial Machinery	3.5
IT Consulting & Other Services	3.2
Oil & Gas Storage & Transportation	3.1
Computer Hardware	3.1
Paper Products	3.0
MultiUtilities	2.8
Health Care Equipment	2.8
Office Electronics	2.8
Electronic Manufacturing Services	2.6
Independent Power Producers & Energy Traders	2.5
Oil & Gas Exploration & Production	2.4
Housewares & Specialties	2.4
Specialty Stores	2.3
Integrated Oil & Gas	2.2
Thrifts & Mortgage Finance	2.0
Department Stores	2.0
Packaged Foods & Meats	2.0
(continued on next page)

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Summary of Investments by Industry Classification as of 6/30/08
(continued from previous page)
Aerospace & Defense	1.8
Drug Retail	1.8
Consumer Finance	1.5
Construction & Farm Machinery & Heavy Trucks	1.5
Education Services	1.4
Motorcycle Manufacturers	1.3
Specialized Finance	1.1
Internet Retail	0.6
Health Care Distributors	0.6
Automotive Retail	0.5
Total Long-Term Investments	92.3
Repurchase Agreements	5.3
Total Investments	97.6
Other Assets in Excess of Liabilities	2.4
Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

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Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

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Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/08 - 6/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/08	6/30/08	1/1/08-6/30/08
Class A
Actual	$1,000.00	$864.30	$5.89
Hypothetical	1,000.00	1,018.55	6.37
(5% annual return before expenses)
Class B
Actual	1,000.00	863.44	7.09
Hypothetical	1,000.00	1,017.26	7.67
(5% annual return before expenses)
Class C
Actual	1,000.00	861.11	9.39
Hypothetical	1,000.00	1,014.77	10.17
(5% annual return before expenses)
Class I
Actual	1,000.00	865.47	4.78
Hypothetical	1,000.00	1,019.74	5.17
(5% annual return before expenses)
Class R
Actual	1,000.00	863.20	7.09
Hypothetical	1,000.00	1,017.26	7.67
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.27%, 1.53%, 2.03%, 1.03% and 1.53%, for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

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Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory

9

agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the

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profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

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Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2008

Description	Number of Shares	Value
Common Stocks 92.3%
Aerospace & Defense 1.8%
Goodrich Corp.	279,510	$13,265,545
Asset Management & Custody Banks 4.9%
Invesco Ltd. (Bermuda)	819,350	19,648,013
Northern Trust Corp.	251,015	17,212,099
		36,860,112
Automotive Retail 0.5%
O'Reilly Automotive, Inc. (a)	161,600	3,611,760
Computer Hardware 3.1%
Diebold, Inc.	650,650	23,150,127
Construction & Farm Machinery & Heavy Trucks 1.5%
Tata Motors Ltd.—ADR (India)	1,147,339	11,530,757
Consumer Finance 1.5%
Capital One Financial Corp.	307,112	11,673,327
Department Stores 2.0%
Macy's, Inc.	761,700	14,792,214
Drug Retail 1.8%
Rite Aid Corp. (a)	8,318,150	13,225,859
Education Services 1.4%
Apollo Group, Inc., Class A (a)	239,013	10,578,715
Electric Utilities 3.8%
American Electric Power Co., Inc.	380,170	15,294,239
DPL, Inc.	512,030	13,507,351
		28,801,590
Electronic Manufacturing Services 2.6%
Flextronics International Ltd. (Singapore) (a)	2,099,076	19,731,314
Health Care Distributors 0.6%
Owens & Minor, Inc.	92,593	4,230,574
Health Care Equipment 2.8%
Beckman Coulter, Inc.	314,780	21,257,093
Health Care Facilities 4.5%
Health Management Associates, Inc., Class A	1,516,500	9,872,415
HEALTHSOUTH Corp. (a)	1,422,110	23,649,689
		33,522,104
Housewares & Specialties 2.4%
Newell Rubbermaid, Inc.	1,062,490	17,839,207

See Notes to Financial Statements
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Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Independent Power Producers & Energy Traders 2.5%
NRG Energy, Inc. (a)	438,400	$18,807,360
Industrial Machinery 3.5%
Pentair, Inc.	741,430	25,964,879
Insurance Brokers 3.6%
Marsh & McLennan Cos., Inc.	1,011,656	26,859,467
Integrated Oil & Gas 2.2%
Hess Corp.	130,180	16,427,414
Internet Retail 0.6%
Orbitz Worldwide, Inc. (a)	936,725	4,692,992
IT Consulting & Other Services 3.2%
Perot Systems Corp., Class A (a)	1,582,370	23,751,374
Motorcycle Manufacturers 1.3%
Harley-Davidson, Inc.	271,737	9,853,184
Multi-Utilities 2.8%
Wisconsin Energy Corp.	472,040	21,345,649
Office Electronics 2.8%
Zebra Technologies Corp., Class A (a)	641,400	20,935,296
Office Services & Supplies 5.2%
Avery Dennison Corp.	409,700	17,998,121
Pitney Bowes, Inc.	616,620	21,026,742
		39,024,863
Oil & Gas Exploration & Production 2.4%
Newfield Exploration Co. (a)	280,020	18,271,305
Oil & Gas Storage & Transportation 3.1%
El Paso Corp.	1,065,210	23,157,665
Packaged Foods & Meats 2.0%
ConAgra Foods, Inc.	765,920	14,766,938
Paper Products 3.0%
Domtar Corp. (a)	4,138,500	22,554,825
Personal Products 3.6%
Estee Lauder Cos., Inc., Class A	589,360	27,375,772

See Notes to Financial Statements
13

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Property & Casualty Insurance 5.1%
ACE Ltd. (Cayman Islands)	391,004	$21,540,410
Aspen Insurance Holdings Ltd. (Bermuda)	691,829	16,375,593
		37,916,003
Specialized Finance 1.1%
CIT Group, Inc.	1,178,716	8,027,056
Specialty Chemicals 4.8%
International Flavors & Fragrances, Inc.	417,328	16,300,832
Valspar Corp.	1,023,830	19,360,625
		35,661,457
Specialty Stores 2.3%
Office Depot, Inc. (a)	1,562,560	17,094,406
Thrifts & Mortgage Finance 2.0%
Hudson City Bancorp, Inc.	895,349	14,934,421
Total Long-Term Investments 92.3% (Cost $792,030,592)		691,492,624
Repurchase Agreements 5.3%
Banc of America Securities ($12,087,691 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.50%, dated 06/30/08, to be sold on 07/01/08 at $12,088,531)		12,087,691
Citigroup Global Markets, Inc. ($12,087,691 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.50%, dated 06/30/08, to be sold on 07/01/08 at $12,088,531)		12,087,691
JPMorgan Chase & Co. ($3,626,308 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.60%, dated 06/30/08, to be sold on 07/01/08 at $3,626,569)		3,626,308
State Street Bank & Trust Co. ($11,945,310 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.85%, dated 06/30/08, to be sold on 07/01/08 at $11,945,924)		11,945,310
Total Repurchase Agreements (Cost $39,747,000)		39,747,000
Total Investments 97.6% (Cost $831,777,592)		731,239,624
Other Assets in Excess of Liabilities 2.4%		18,258,829
Net Assets 100.0%		$749,498,453

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security.

ADR—American Depositary Receipt

See Notes to Financial Statements
14

Van Kampen American Value Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2008

Assets:
Total Investments (Cost $831,777,592)	$731,239,624
Cash	4,451,449
Receivables:
Investments Sold	16,280,781
Fund Shares Sold	2,386,906
Dividends	1,042,081
Interest	2,555
Other	110,033
Total Assets	755,513,429
Liabilities:
Payables:
Investments Purchased	2,799,928
Fund Shares Repurchased	2,009,238
Investment Advisory Fee	473,365
Distributor and Affiliates	184,631
Income Distributions	167
Directors' Deferred Compensation and Retirement Plans	184,187
Accrued Expenses	363,460
Total Liabilities	6,014,976
Net Assets	$749,498,453
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,875,000,000 shares authorized)	$844,063,507
Accumulated Net Realized Gain	6,110,151
Accumulated Net Investment Loss	(137,237)
Net Unrealized Depreciation	(100,537,968)
Net Assets	$749,498,453
Maximum Offering Price Per Share:
Class A Shares: Net Asset value and redemption price per share (Based on net assets of $633,125,968 and 26,181,417 shares of beneficial interest issued and outstanding)	$24.18
Maximum sales charge (5.75%* of offering price)	1.48
Maximum offering price to public	$25.66
Class B Shares: Net asset value and offering price per share (Based on net assets of $53,854,027 and 2,436,113 shares of beneficial interest issued and outstanding)	$22.11
Class C Shares: Net asset value and offering price per share (Based on net assets of $54,507,971 and 2,473,721 shares of beneficial interest issued and outstanding)	$22.03
Class I Shares: Net asset value and offering price per share (Based on net assets of $6,908,658 and 284,706 shares of beneficial interest issued and outstanding)	$24.27
Class R Shares: Net asset value and offering price per share (Based on net assets of $1,101,829 and 45,554 shares of beneficial interest issued and outstanding)	$24.19

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
15

Van Kampen American Value Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2008

Investment Income:
Dividends	$12,448,253
Interest	1,404,113
Total Income	13,852,366
Expenses:
Investment Advisory Fee	5,977,556
Distribution (12b-1) and Service Fees
Class A	1,723,676
Class B	429,867
Class C	646,148
Class R	4,236
Transfer Agent Fees	1,634,859
Reports to Shareholders	213,599
Accounting and Administrative Expenses	141,532
Professional Fees	92,064
Registration Fees	69,918
Custody	56,710
Directors' Fees and Related Expenses	36,757
Other	41,034
Total Expenses	11,067,956
Less Credits Earned on Cash Balances	11,247
Net Expenses	11,056,709
Net Investment Income	$2,795,657
Realized and Unrealized Gain/Loss:
Net Realized Gain	$67,061,602
Unrealized Appreciation/Depreciation:
Beginning of the Period	116,060,367
End of the Period	(100,537,968)
Net Unrealized Depreciation During Period	(216,598,335)
Net Realized and Unrealized Loss	$(149,536,733)
Net Decrease in Net Assets from Operations	$(146,741,076)

See Notes to Financial Statements
16

Van Kampen American Value Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2008	For The Year Ended June 30, 2007
From Investment Activities:
Operations:
Net Investment Income	$2,795,657	$2,055,972
Net Realized Gain	67,061,602	86,335,790
Net Unrealized Appreciation/Depreciation During the Period	(216,598,335)	75,243,302
Change in Net Assets from Operations	(146,741,076)	163,635,064
Distributions from Net Investment Income:
Class A Shares	(3,282,787)	(1,740,335)
Class B Shares	(221,608)	(179,916)
Class C Shares	-0-	(137,216)
Class I Shares	(28,066)	(2,128)
Class R Shares	(2,188)	(53)
	(3,534,649)	(2,059,648)
Distributions from Net Realized Gain:
Class A Shares	(114,688,076)	(25,049,708)
Class B Shares	(12,795,844)	(4,221,246)
Class C Shares	(11,657,571)	(3,219,392)
Class I Shares	(307,733)	(15,312)
Class R Shares	(105,420)	-0-
	(139,554,644)	(32,505,658)
Total Distributions	(143,089,293)	(34,565,306)
Net Change in Net Assets from Investment Activities	(289,830,369)	129,069,758
From Capital Transactions:
Proceeds from Shares Sold	282,852,783	287,151,119
Net Asset Value of Shares Issued Through Dividend Reinvestment	130,602,514	30,763,898
Cost of Shares Repurchased	(207,971,693)	(145,890,194)
Net Change in Net Assets from Capital Transactions	205,483,604	172,024,823
Total Increase/Decrease in Net Assets	(84,346,765)	301,094,581
Net Assets:
Beginning of the Period	833,845,218	532,750,637
End of the Period (Including accumulated undistributed net investment income/loss of $(137,237) and $504,459, respectively)	$749,498,453	$833,845,218

See Notes to Financial Statements
17

Van Kampen American Value Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of the Period	$34.55	$28.46	$24.91	$22.13	$17.33
Net Investment Income/Loss (a)	0.12	0.15	0.07	-0- (b)	(0.02)
Net Realized and Unrealized Gain/Loss	(5.01)	7.63	3.48	2.78	4.82
Total from Investment Operations	(4.89)	7.78	3.55	2.78	4.80
Less:
Distributions from Net Investment Income	0.14	0.10	-0-	-0-	-0-
Distributions from Net Realized Gain	5.34	1.59	-0-	-0-	-0-
Total Distributions	5.48	1.69	-0-	-0-	-0-
Net Asset Value, End of the Period	$24.18	$34.55	$28.46	$24.91	$22.13
Total Return* (c)	(16.43%)	28.00%	14.25%	12.56%	27.70%
Net Assets at End of the Period (In millions)	$633.1	$674.6	$390.9	$246.7	$181.6
Ratio of Expenses to Average Net Assets*	1.25%	1.25%	1.29%	1.37%	1.46%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.43%	0.47%	0.25%	(0.01%)	(0.10%)
Portfolio Turnover	65%	80%	61%	82%	175%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	1.37%	1.47%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A	(0.01%)	(0.11%)

(a)  Based on average shares outstanding.

(b)  Amount is less than $.01.

(c)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
18

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2008		2007		2006		2005	2004
Net Asset Value, Beginning of the Period	$32.11		$26.71		$23.35		$20.91	$16.49
Net Investment Income/Loss (a)	0.02		(0.08)		0.04		(0.17)	(0.17)
Net Realized and Unrealized Gain/Loss	(4.59)		7.14		3.32		2.61	4.59
Total from Investment Operations	(4.57)		7.06		3.36		2.44	4.42
Less:
Distributions from Net Investment Income	0.09		0.07		-0-		-0-	-0-
Distributions from Net Realized Gain	5.34		1.59		-0-		-0-	-0-
Total Distributions	5.43		1.66		-0-		-0-	-0-
Net Asset Value, End of the Period	$22.11		$32.11		$26.71		$23.35	$20.91
Total Return* (b)	(16.70	%)(c)	27.10	%(c)	14.39	%(c)	11.72%	26.74%
Net Assets at End of the Period (In millions)	$53.9		$88.1		$85.1		$139.6	$153.6
Ratio of Expenses to Average Net Assets*	1.59	%(c)	1.97	%(c)	1.28	%(c)	2.13%	2.22%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.08	%(c)	(0.26	%)(c)	0.16	%(c)	(0.78%)	(0.87%)
Portfolio Turnover	65%		80%		61%		82%	175%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		N/A		2.13%	2.23%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A		N/A		(0.78%)	(0.88%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

N/A=Not Applicable

See Notes to Financial Statements
19

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2008	2007		2006		2005	2004
Net Asset Value, Beginning of the Period	$32.05	$26.67		$23.51		$21.05	$16.61
Net Investment Loss (a)	(0.09)	(0.08)		(0.14)		(0.17)	(0.17)
Net Realized and Unrealized Gain/Loss	(4.59)	7.12		3.30		2.63	4.61
Total from Investment Operations	(4.68)	7.04		3.16		2.46	4.44
Less:
Distributions from Net Investment Income	-0-	0.07		-0-		-0-	-0-
Distributions from Net Realized Gain	5.34	1.59		-0-		-0-	-0-
Total Distributions	5.34	1.66		-0-		-0-	-0-
Net Asset Value, End of the Period	$22.03	$32.05		$26.67		$23.51	$21.05
Total Return* (b)	(17.09%)	27.06	%(c)	13.39	%(c)	11.73%	26.73	%(c)
Net Assets at End of the Period (In millions)	$54.5	$70.1		$56.7		$57.5	$62.1
Ratio of Expenses to Average Net Assets*	2.00%	2.00	%(c)	2.03	%(c)	2.13%	2.21	%(c)
Ratio of Net Investment Loss to Average Net Assets*	(0.33%)	(0.28	%)(c)	(0.54	%)(c)	(0.78%)	(0.86	%)(c)
Portfolio Turnover	65%	80%		61%		82%	175%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A		N/A		2.13%	2.22	%(c)
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A		N/A		(0.78%)	(0.87	%)(c)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

N/A=Not Applicable

See Notes to Financial Statements
20

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Year Ended June 30,		February 7, 2006 (Commencement of Operations) to June 30,
	2008	2007	2006
Net Asset Value, Beginning of the Period	$34.65	$28.49	$27.92
Net Investment Income (a)	0.18	0.22	0.09
Net Realized and Unrealized Gain/Loss	(5.00)	7.65	0.48
Total from Investment Operations	(4.82)	7.87	0.57
Less:
Distributions from Net Investment Income	0.22	0.12	-0-
Distributions from Net Realized Gain	5.34	1.59	-0-
Total Distributions	5.56	1.71	-0-
Net Asset Value, End of the Period	$24.27	$34.65	$28.49
Total Return (b)	(16.24%)	28.35%	2.01%*
Net Assets at End of the Period (In millions)	$6.9	$0.9	$0.05
Ratio of Expenses to Average Net Assets	1.02%	1.01%	1.06%
Ratio of Net Investment Income to Average Net Assets	0.67%	0.69%	0.87%
Portfolio Turnover	65%	80%	61%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*  Non-Annualized

See Notes to Financial Statements
21

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class R Shares	Year Ended June 30, 2008	March 20, 2007 (Commencement of Operations) to June 30, 2007
Net Asset Value, Beginning of the Period	$34.55	$31.71
Net Investment Income (a)	0.06	0.01
Net Realized and Unrealized Gain/Loss	(5.01)	2.84
Total from Investment Operations	(4.95)	2.85
Less:
Distributions from Net Investment Income	0.07	0.01
Distributions from Net Realized Gain	5.34	-0-
Total Distributions	5.41	0.01
Net Asset Value, End of the Period	$24.19	$34.55
Total Return (b)	(16.65%)	9.00%*
Net Assets at End of the Period (In millions)	$1.1	$0.1
Ratio of Expenses to Average Net Assets	1.51%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.20%	0.10%
Portfolio Turnover	65%	80%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*  Non-Annualized

See Notes to Financial Statements
22

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2008

1.  Significant Accounting Policies

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the last reported bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value each business day. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

23

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2008 continued

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on December 31, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended June 30, 2008, remains subject to examination by taxing authorities.

At June 30, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$832,325,895
Gross tax unrealized appreciation	$45,791,174
Gross tax unrealized depreciation	(146,877,445)
Net tax unrealized depreciation on investments	$(101,086,271)

E.  Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the fiscal years ended June 30, 2008, and 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$83,527,250	$2,059,648
Long-term capital gain	59,562,043	32,505,658
	$143,089,293	$34,565,306

24

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2008 continued

Permanent differences, primarily due to the distribution reclass of capital gains to income resulted in the following reclassifications among the Fund's components of net assets at June 30, 2008:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Capital
$97,296	$(97,296)	$-0-

As of June 30, 2008, the component of distributable earnings on a tax basis was as follows:

Undistributed long-term capital gain	$6,658,455

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F.  Credits Earned on Cash Balances During the year ended June 30, 2008, the Fund's custody fee was reduced by $11,247 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.72%
Over $1 billion	.65%

The Adviser has voluntarily agreed to reimburse the Fund for all expenses as a percent of average daily net assets in excess of 1.50%, 2.25%, 2.25%, 1.25% and 1.75% for classes A, B, C, I and R, respectively. For the year ended June 30,2008, the Adviser did not reimburse any of its investment advisory fees or other expenses. The expense reimbursements are voluntary and can be discontinued at any time.

For the year ended June 30, 2008, the Fund recognized expenses of approximately $16,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $96,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment

25

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2008 continued

agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $496,400 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $92,464 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2008, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $61,337.

For the year ended June 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $623,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $82,900. Sales charges do not represent expenses of the Fund.

At June 30, 2008, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 3,154 shares of Class R.

3.  Capital Transactions

For the years ended June 30, 2008 and 2007, transactions were as follows:

	For The Year Ended June 30, 2008		For The Year Ended June 30, 2007
	Shares	Value	Shares	Value
Sales:
Class A	8,141,351	$243,970,858	7,920,479	$248,439,948
Class B	590,530	16,453,078	875,882	25,766,440
Class C	471,588	12,981,836	404,055	12,007,506
Class I	280,170	7,687,357	25,218	806,312
Class R	57,395	1,759,654	4,084	130,913
Total Sales	9,541,034	$282,852,783	9,229,718	$287,151,119

26

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2008 continued

	For The Year Ended June 30, 2008		For The Year Ended June 30, 2007
	Shares	Value	Shares	Value
Dividend Reinvestment:
Class A	3,858,864	$108,709,116	778,092	$24,229,523
Class B	461,329	11,887,241	131,615	3,808,691
Class C	384,027	9,881,037	94,120	2,720,057
Class I	1,223	34,544	181	5,615
Class R	3,216	90,576	-0-	12
Total Dividend Reinvestment	4,708,659	$130,602,514	1,004,008	$30,763,898
Repurchases:
Class A	(5,343,674)	$(154,271,560)	(2,911,176)	$(91,418,772)
Class B	(1,358,255)	(37,343,254)	(1,450,656)	(41,679,368)
Class C	(568,758)	(15,169,831)	(437,401)	(12,771,760)
Class I	(23,775)	(621,434)	-0-	-0-
Class R	(18,552)	(565,614)	(589)	(20,294)
Total Repurchases	(7,313,014)	$(207,971,693)	(4,799,822)	$(145,890,194)

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2008, the Fund received redemption fees of approximately $2,900 which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $562,175,597 and $515,608,104 respectively.

6.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

The Fund invests in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for

27

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2008 continued

purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated in the 1940 Act, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

There were no transactions in futures contracts for the year ended June 30, 2008.

7.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets, and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $6,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Accounting Pronouncement

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008 the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning

28

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2008 continued

after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

29

Van Kampen American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen American Value Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 18, 2008

30

Van Kampen American Value Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Jerry W. Miller
President and Principal Executive Officer

Dennis Shea
Vice President

Kevin Klingert
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2008. For corporate shareholders, 21% of the distributions qualify for the dividends received deduction. The Fund designated and paid $59,562,043 as a long-term capital gain distribution. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $11,039,795 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940.

31

Van Kampen American Value Fund

Director and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds' Board of Directors and the Funds' officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

32

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (69) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

33

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Director	Director since 1997	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

34

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority ("FINRA"), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

35

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

36

Van Kampen American Value Fund

Director and Officer Information continued

Interested Director*

Name, Age and Address of Interested Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†  See Table D below.

††  As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

37

Van Kampen American Value Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since May 2008. President and Chief Executive Officer of Van Kampen Investments since June 2008. Central Division Director for Morgan Stanley's Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer — Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since March 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since March 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel — U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

38

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

39

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

453, 553, 653, 658, 353
MSAVANN 8/08

IU08-04168P-Y06/08

ANNUAL REPORT

June 30, 2008

MUTUAL FUNDS

Van Kampen

Emerging Markets Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Emerging Markets Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk,which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/08

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI Emerging Markets Index from 6/30/98 through 6/30/08. Class A shares, adjusted for sales charges.

	A Shares since 7/6/94		B Shares since 8/1/95		C Shares since 7/6/94		I Shares since 4/6/06
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	8.12%	7.66%	9.10%	9.10%	7.35%	7.35%	15.41%
10-year	14.75	14.06	14.09	14.09	13.94	13.94	—
5-year	29.51	27.98	28.52	28.41	28.52	28.52	—
1-year	1.46	–4.37	0.67	–3.13	0.67	–0.09	1.65

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state

1

tuition plan (529 plan) accounts (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Periods of less than one year are not annualized.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. For the period from the Fund's inception through December 31, 2000, the Index's returns reflect those of the MSCI Emerging Markets "Gross" Index, which assumes dividends gross of withholding taxes but net of domestic tax credits. For the period beginning January 1, 2001, the Index's returns reflect those of the MSCI Emerging Markets "Net" Index, which reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or sales charges, which would lower performance. The Index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

2

Fund Report

For the 12-month period ended June 30, 2008

Market Conditions

Emerging market equities performed strongly during the first six months of the reporting period, returning 18.58 percent (as measured by the MSCI Emerging Markets Index) and outpacing many developed market indexes. In fact, emerging markets posted their fifth consecutive calendar year of double-digits returns in 2007, despite increased risk aversion and considerable volatility caused by the U.S. credit crisis. India led the emerging markets for the first half of the period, followed by Egypt, China and Brazil, while Argentina, Hungary and Mexico were the worst performers.

During the second half of the reporting period, however, the environment became more challenging. Soaring food and energy prices fueled global inflationary pressures, while economic growth in the developed markets slowed, causing a decline in the performance of global equity markets. Emerging markets also fell, even as their aggregate share of the global economy continued to grow rapidly. Within the emerging markets, country performance in the first six months of 2008 was driven by the proportion of commodity-related companies in each country's total market capitalization. Oil-producing economies performed quite well while oil-consuming countries, faced with the prospect of oil-induced stagflation, suffered. As a result, Latin America was the best performing region, led by energy-rich countries Argentina and Brazil, while every market in Asia, a region of predominantly net oil-importing countries, declined in 2008.

Performance Analysis

All share classes of Van Kampen Emerging Markets Fund underperformed the MSCI Emerging Markets Index for the 12 months ended June 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended 6/30/08

Class A	Class B	Class C	Class I	MSCI Emerging Markets Index
1.46%	0.67%	0.67%	1.65%	4.63%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

3

The Fund's underperformance relative to the MSCI Emerging Markets Index for the period was attributable to both security selection and country allocation. The largest detractors were stock selection and an underweight allocation in Brazil. Security selection and overweight allocations to Mexico and India also hindered relative returns.

Other factors, however, were additive to performance. In particular, stock selection in China and Russia enhanced returns, as did overweight allocations to both countries. In addition, favorable stock picks and underweights in South Africa and Korea bolstered relative results for the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top 10 Holdings as of 6/30/08
Gazprom—ADR	4.6%
Petroleo Brasileiro, SA—ADR	4.5
LUKOIL—ADR	4.1
China Mobile Hong Kong, Ltd.	3.1
Samsung Electronics Co., Ltd.	2.8
America Movil, SA de CV, Ser L—ADR	2.3
Companhia Vale do Rio Doce—ADR	2.3
China Construction Bank, Class H	2.0
Rosneft Oil Co.—GDR	1.8
China Coal Energy Co., Class H	1.6
Top Five Industries as of 6/30/08
Diversified Banks	17.4%
Integrated Oil & Gas	16.8
Wireless Telecommunication Services	9.2
Steel	6.3
Semiconductors	4.1
Summary of Investments by Country Classification as of 6/30/08
Brazil	13.3%
Russia	13.0
Republic of Korea (South Korea)	10.7
China	8.7
Republic of China (Taiwan)	7.6
India	6.4
Mexico	6.1

(continued on next page)

5

Summary of Investments by Country Classification as of 6/30/08

(continued from previous page)

South Africa	5.0%
Hong Kong	4.3
Indonesia	3.1
Poland	3.0
Thailand	2.3
Qatar	1.7
Czech Republic	1.7
Bermuda	1.5
Turkey	1.4
Luxembourg	1.4
Netherlands	1.2
Pakistan	1.0
Malaysia	0.8
Cayman Islands	0.7
Austria	0.6
Oman	0.6
Panama	0.5
Colombia	0.5
Nigeria	0.4
Total Common and Preferred Stocks	97.5
Investment Company	0.3
Total Long-Term Investments	97.8
Repurchase Agreements	1.4
Total Investments	99.2
Foreign Currency	0.6
Other Assets in Excess of Liabilities	0.2
Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

7

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/08 - 6/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/08	6/30/08	1/1/08-6/30/08
Class A
Actual	$1,000.00	$844.07	$8.34
Hypothetical (5% annual return before expenses)	1,000.00	1,015.81	9.12
Class B
Actual	1,000.00	840.86	11.81
Hypothetical (5% annual return before expenses)	1,000.00	1,012.03	12.91
Class C
Actual	1,000.00	840.82	11.81
Hypothetical (5% annual return before expenses)	1,000.00	1,012.03	12.91
Class I
Actual	1,000.00	844.78	7.20
Hypothetical (5% annual return before expenses)	1,000.00	1,017.06	7.87

*  Expenses are equal to the Fund's annualized expense ratio of 1.82%, 2.58%, 2.58% and 1.57% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

9

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Directors considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the Fund's diversification status from non-diversified to diversified in 2006. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors

10

evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory

11

fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

12

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2008

Description	Number of Shares	Value
Common Stocks 94.8%
Austria 0.6%
Raiffeisen International Bank Holding, AG	36,644	$4,683,037
Bermuda 1.5%
Central European Media Enterprises, Ltd., Class A (a)	15,324	1,387,282
GOME Electrical Appliances Holdings, Ltd.	19,624,000	9,312,103
		10,699,385
Brazil 11.1%
Banco do Brasill, SA	285,180	4,651,898
Banco Itau, SA—ADR	1	10
Companhia Siderurgica National, SA	145,102	6,469,896
Companhia Vale do Rio Doce—ADR	549,128	16,385,980
Cyrela Brazil Realty, SA	331,608	4,579,752
Gafisa, SA	115,430	1,991,637
Gafisa, SA—ADR	37,528	1,289,837
Lojas Arapua, SA—GDR (a) (b) (c) (d)	24,635	0
Perdigao, SA	162,422	4,377,927
Petroleo Brasileiro, SA—ADR	455,222	26,380,115
Uniao de Bancos Brasileiros, SA	80,260	1,023,339
Uniao de Bancos Brasileiros, SA—GDR	71,462	9,070,672
Usinas Siderurgicas de Minas Gerais, SA	79,821	3,769,228
		79,990,291
Cayman Islands 0.7%
Belle International Holdings, Ltd.	110,000	99,035
Focus Media Holding, Ltd.—ADR (a)	172,900	4,792,788
		4,891,823
China 8.7%
China Citic Bank, Class H	4,398,000	2,464,877
China Coal Energy Co., Class H	6,617,000	11,575,348
China Construction Bank, Class H	17,580,000	14,159,146
China COSCO Holdings Co., Ltd., Class H	3,266,000	7,975,202
Datang International Power Generation Co., Ltd., Class H	3,900,000	2,315,816
Dongfeng Motor Group Co., Ltd., Class H	7,983,000	3,194,326
Industrial & Commercial Bank of China, Ltd., Class H	15,198,000	10,388,963
Maanshan Iron & Steel Co., Ltd., Class H	6,193,000	3,597,972
Ping An Insurance Co. of China, Ltd., Class H	938,500	6,981,051
		62,652,701
Colombia 0.5%
Bancolombia, SA—ADR	106,356	3,338,515
Czech Republic 1.7%
CEZ, AS	101,296	8,980,882
Komercni Banka, AS	14,000	3,274,281
		12,255,163

See Notes to Financial Statements
13

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Hong Kong 4.3%
BYD Electronic International Co., Ltd.	1,803,500	$1,070,917
China Mobile Hong Kong, Ltd.	1,681,500	22,600,430
China Resources Power Holdings Co., Ltd.	1,617,000	3,940,235
Shanghai Industrial Holdings, Ltd.	1,214,000	3,565,436
		31,177,018
India 6.4%
Aban Offshore, Ltd.	21,300	1,426,147
ABB, Ltd. India	108,600	2,028,378
Bharat Heavy Electricals, Ltd.	78,776	2,525,684
Bharti Airtel, Ltd. (a)	155,000	2,598,344
Deccan Chronicle Holdings, Ltd.	598,480	1,495,331
Glenmark Pharmaceuticals, Ltd.	223,671	3,309,967
GVK Power & Infrastructure, Ltd. (a)	1,716,000	1,373,996
HDFC Bank, Ltd.	90,800	2,126,018
HDFC Bank, Ltd.—ADR	29,400	2,106,804
Hindustan Unilever, Ltd.	435,000	2,094,369
Housing Development Finance Corp., Ltd.	68,100	3,109,966
India Cements, Ltd.	430,292	1,371,634
Infosys Technologies, Ltd.	150,944	6,093,191
Infrastructure Development Finance Co., Ltd.	488,500	1,175,693
Maruti Suzuki India, Ltd.	90,538	1,297,413
Reliance Industries, Ltd.	164,700	8,020,249
Tata Consultancy Services, Ltd.	62,380	1,244,265
Television Eighteen India, Ltd.	90,000	497,202
UTI Bank, Ltd.	178,200	2,505,983
		46,400,634
Indonesia 3.1%
Astra International Tbk	1,764,800	3,684,642
Bank Central Asia Tbk	7,537,500	2,023,353
Bank Mandiri	4,920,000	1,387,419
Bank Rakyat Indonesia	3,478,500	1,924,116
Bumi Resources Tbk	10,940,500	9,730,163
Perusahaan Gas Negara	625,500	881,941
Telekomunikasi Indonesia	3,857,000	3,053,807
		22,685,441
Luxembourg 1.4%
Evraz Group, SA—GDR	37,131	4,325,761
Millicom International Cellular, SA	55,914	5,787,099
		10,112,860
Malaysia 0.8%
IOI Corp. Bhd	1,444,750	3,294,074
Sime Darby Bhd	787,900	2,230,475
		5,524,549

See Notes to Financial Statements
14

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Mexico 6.1%
America Movil, SA de CV, Ser L—ADR	321,875	$16,978,906
Corporacion GEO, SA de CV, Ser B (a)	657,036	2,198,593
Desarrolladora Homex, SA de CV—ADR (a)	55,035	3,223,950
Empresas ICA, SA de CV (a)	533,301	3,339,498
Grupo Financiero Banorte, SA de CV	1,406,100	6,612,546
Grupo Mexico, SA de CV, Ser B	1,016,100	2,305,489
Urbi, Desarrollos Urbanos, SA de CV (a)	663,994	2,295,274
Wal-Mart de Mexico, SA de CV, Ser V	1,200,146	4,757,248
Wal-Mart de Mexico, SA de CV, Ser V—ADR	50,545	2,013,708
		43,725,212
Netherlands 1.2%
New World Resources NV, Class A (a)	106,437	3,773,715
X5 Retail Group NV—GDR (a)	140,468	4,733,772
		8,507,487
Nigeria 0.4%
Guaranty Trust Bank PLC—GDR	255,958	2,958,874
Oman 0.6%
Bank Muscat, SAOG	986,756	4,638,432
Pakistan 1.0%
MCB Bank, Ltd.	357,200	1,703,184
National Bank of Pakistan	691,350	1,489,761
Oil & Gas Development Co., Ltd.	1,168,900	2,123,658
Pakistan State Oil Co., Ltd.	164,600	1,003,327
Pakistan Telecommunication Co., Ltd.	1,784,000	1,007,067
		7,326,997
Panama 0.5%
Copa Holdings, SA, Class A	124,000	3,491,840
Poland 3.0%
Bank Pekao, SA	48,763	3,764,113
Bank Zachodni WBK, SA	35,151	2,249,875
Budimex, SA (a)	21,974	774,382
Getin Holding, SA (a)	428,245	1,826,680
KGHM Polska Miedz, SA	32,200	1,510,992
PBG, SA (a)	15,224	1,831,695
Polimex Mostostal, SA	590,882	1,466,773
Powszechna Kasa Oszczednosci Bank Polski, SA	323,505	6,961,798
Telekomunikacja Polska, SA	158,300	1,533,194
		21,919,502

See Notes to Financial Statements
15

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Qatar 1.7%
Commercial Bank of Qatar	53,013	$2,213,426
Qatar Insurance Co.	53,383	3,299,320
Qatar Islamic Bank	87,316	3,777,577
Qatar National Bank	49,203	3,081,523
		12,371,846
Republic of China (Taiwan) 7.6%
Acer, Inc.	919,000	1,810,569
Asustek Computer, Inc.	1,103,962	3,004,226
AU Optronics Corp.	3,260,519	5,123,934
Cathay Financial Holding Co., Ltd.	1,979,000	4,303,166
China Steel Corp.	3,462,000	5,343,613
Chinatrust Financial Holding Co., Ltd.	4,700,000	4,536,949
First Financial Holding Co., Ltd.	3,925,000	4,306,082
Formosa Plastics Corp.	1,955,000	4,714,723
High Tech Computer Corp.	150,000	3,360,459
Hon Hai Precision Industry Co., Ltd.	275,000	1,354,479
Taiwan Cement Corp.	2,583,000	3,489,045
Taiwan Fertilizer Co., Ltd.	119,000	446,941
Taiwan Semiconductor Manufacturing Co., Ltd.	4,460,000	9,550,950
Yang Ming Marine Transport	2,319,633	1,528,437
Yuanta Financial Holding Co., Ltd.	3,251,000	2,276,011
		55,149,584
Republic of Korea (South Korea) 10.2%
Amorepacific Corp.	3,200	1,982,314
Cheil Industries, Inc.	44,724	2,073,624
Cheil Worldwide, Inc.	10,819	2,564,994
Hyundai Development Co.	36,570	1,852,885
Hyundai Heavy Industries Co., Ltd.	7,709	2,387,760
Hyundai Motor Co.	124,264	8,434,343
Kookmin Bank	38,510	2,275,147
LG Chem, Ltd.	52,752	5,042,971
LG Electronics, Inc.	38,819	4,397,545
LG Philips LCD Co., Ltd.	85,187	3,192,324
NHN Corp. (a)	23,379	4,078,837
POSCO	5,352	2,783,316
Samsung Electronics Co., Ltd.	27,172	16,234,884
Samsung Fire & Marine Insurance Co., Ltd.	15,936	3,328,728
Shinhan Financial Group Co., Ltd.	107,872	4,877,726
SSCP Co., Ltd. (a)	80,215	1,238,442
STX Pan Ocean Co., Ltd.	901,000	1,807,894
Woongjin Coway Co., Ltd.	157,590	4,625,030
		73,178,764

See Notes to Financial Statements
16

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Russia 13.0%
Gazprom—ADR	569,162	$33,011,396
LUKOIL—ADR	300,175	29,597,255
Mechel—ADR	94,035	4,658,494
Novolipetsk Steel—GDR	5,174	294,918
Rosneft Oil Co.—GDR (a)	1,107,133	12,842,743
Severstal—GDR	92,788	2,403,209
TMK—GDR	2,100	80,692
Vimpel-Communications—ADR	153,295	4,549,795
Wimm-Bill-Dann Foods OJSC—ADR	60,726	6,389,590
		93,828,092
South Africa 5.0%
ArcelorMittal South Africa, Ltd.	188,043	5,355,503
Exxaro Resources, Ltd.	228,383	4,213,273
MTN Group, Ltd.	609,368	9,689,185
Murray & Roberts Holdings, Ltd.	228,827	2,542,230
Raubex Group, Ltd.	643,568	2,794,548
Sasol, Ltd.	194,633	11,459,235
		36,053,974
Thailand 2.3%
Advanced Information Service Public Co., Ltd.	686,400	1,898,968
Bangkok Bank Public Co., Ltd.—NVDR	903,600	3,216,043
Kasikornbank Public Co., Ltd.—NVDR	1,260,800	2,677,338
Land and Houses Public Co., Ltd.—NVDR	5,749,700	1,186,569
PTT Exploration & Production Public Co., Ltd.	593,400	3,425,339
PTT Public Co., Ltd.	237,000	2,140,691
Siam Commercial Bank Public Co., Ltd.	949,700	2,201,338
		16,746,286
Turkey 1.4%
Aksigorta, AS	127,640	429,743
Asya Katilim Bankasi, AS (a)	825,000	1,550,625
Tekfen Holding, AS	643,243	4,941,149
Turkcell Iletisim Hizmetleri, AS	366,180	2,094,680
Turkiye Garanti Bankasi, AS (a)	580,934	1,338,755
		10,354,952
Total Common Stocks 94.8%		684,663,259
Preferred Stocks 2.7%
Brazil 2.2%
Banco Nacional, SA (a) (b) (c)	19,271,000	0
Companhia Vale do Rio Doce	10,916	324,804
Lojas Arapua, SA (a) (b) (c)	31,632,300	0

See Notes to Financial Statements
17

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Brazil (Continued)
Net Servicos de Comunicacao, SA (a)	262,407	$3,322,851
Petroleo Brasileiro, SA	211,448	6,095,073
Usinas Siderurgicas de Minas Gerais, SA, Class A	126,010	6,209,712
		15,952,440
Republic of Korea (South Korea) 0.5%
Samsung Electronics Co., Ltd.	9,384	4,045,872
Total Preferred Stocks 2.7%		19,998,312
Investment Company 0.3%
Morgan Stanley Growth Fund (a) (e)	2,195,167	2,163,279
Total Long-Term Investments 97.8% (Cost $673,852,848)		706,824,850
Repurchase Agreements 1.4%
Banc of America Securities ($3,021,695 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.50%, dated 06/30/08, to be sold on 07/01/08 at $3,021,905)		3,021,695
Citigroup Global Markets, Inc. ($3,021,695 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.50%, dated 06/30/08, to be sold on 07/01/08 at $3,021,905)		3,021,695
JPMorgan Chase & Co. ($906,508 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.60%, dated 06/30/08, to be sold on 07/01/08 at $906,573)		906,508
State Street Bank & Trust Co. ($2,986,102 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.85%, dated 06/30/08, to be sold on 07/01/08 at $2,986,256)		2,986,102
Total Repurchase Agreements (Cost $9,936,000)		9,936,000
Total Investments 99.2% (Cost $683,788,848)		716,760,850
Foreign Currency 0.6% (Cost $4,460,947)		4,508,816
Other Assets in Excess of Liabilities 0.2%		1,083,794
Net Assets 100.0%		$722,353,460

See Notes to Financial Statements
18

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2008 continued

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security.

(b)  Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(c)  Security has been deemed illiquid.

(d)  144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) The fund is advised by an affiliate which earns a management fee as adviser to the fund.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

See Notes to Financial Statements
19

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2008 continued

Summary of Long-Term Investments by Industry Classification (Unaudited)

Industry	Value	Percent of Net Assets
Diversified Banks	$125,844,594	17.4%
Integrated Oil & Gas	121,526,508	16.8
Wireless Telecommunication Services	66,197,407	9.2
Steel	45,536,429	6.3
Semiconductors	29,831,706	4.1
Diversified Metals & Mining	24,415,733	3.4
Coal & Consumable Fuels	21,305,510	2.9
Construction & Engineering	17,000,930	2.4
Homebuilding	16,765,613	2.3
Automobile Manufacturers	16,610,724	2.3
Marine	11,311,533	1.6
Life & Health Insurance	11,284,217	1.6
Commodity Chemicals	10,996,137	1.5
Packaged Foods & Meats	10,767,517	1.5
Electric Utilities	10,354,878	1.4
Computer & Electronics Retail	9,312,104	1.3
Oil & Gas Refining & Marketing	9,023,575	1.2
Industrial Conglomerates	8,338,141	1.2
Electronic Equipment Manufacturers	8,316,257	1.1
Other Diversified Financial Services	8,213,005	1.1
Regional Banks	7,541,628	1.0
Advertising	7,357,782	1.0
IT Consulting & Other Services	7,337,456	1.0
Property & Casualty Insurance	7,057,791	1.0
Hypermarkets & Super Centers	6,770,955	0.9
Independent Power Producers & Energy Traders	6,256,052	0.9
Integrated Telecommunication Services	5,594,068	0.8
Oil & Gas Exploration & Production	5,548,997	0.8
Broadcasting & Cable TV	5,207,334	0.7
Computer Hardware	5,171,028	0.7
Construction Materials	4,860,679	0.7
Food Retail	4,733,772	0.7
Housewares & Specialties	4,625,030	0.6
Heavy Electrical Equipment	4,554,062	0.6
Consumer Electronics	4,397,545	0.6
Internet Software & Services	4,078,837	0.6
Airlines	3,491,840	0.5
Pharmaceuticals	3,309,967	0.5
Agricultural Products	3,294,074	0.5
Thrifts & Mortgage Finance	3,109,966	0.4
Computer Storage & Peripherals	3,004,226	0.4
Construction & Farm Machinery & Heavy Trucks	2,387,760	0.3
Household Products	2,094,369	0.3
Apparel, Accessories & Luxury Goods	2,073,624	0.3
Personal Products	1,982,314	0.3
Publishing	1,495,331	0.2

20

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2008 continued

Summary of Long-Term Investments by Industry Classification (Unaudited) (continued)

Industry	Value	Percent of Net Assets
Oil & Gas Drilling	$1,426,147	0.2%
Electronic Manufacturing Services	1,354,479	0.2
Specialized Finance	1,175,693	0.2
Communications Equipment	1,070,917	0.1
Gas Utilities	881,941	0.1
Fertilizers & Agricultural Chemicals	446,941	0.1
Apparel Retail	99,035	0.0	*
Oil & Gas Equipment & Services	80,692	0.0	*
	$706,824,850	97.8%

*Amount is less than 0.1%

21

Van Kampen Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2008

Assets:
Total Investments (Cost $683,788,848)	$716,760,850
Foreign Currency (Cost $4,460,947)	4,508,816
Cash	450
Receivables:
Investments Sold	5,197,723
Fund Shares Sold	2,201,370
Dividends	2,001,831
Interest	638
Other	1,146,036
Total Assets	731,817,714
Liabilities:
Payables:
Investments Purchased	4,822,415
Fund Shares Repurchased	2,756,407
Investment Advisory Fee	774,417
Distributor and Affiliates	339,517
Capital Gain Tax	102,447
Directors' Deferred Compensation and Retirement Plans	237,373
Accrued Expenses	431,678
Total Liabilities	9,464,254
Net Assets	$722,353,460
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$651,523,783
Accumulated Net Realized Gain	40,767,976
Net Unrealized Appreciation	32,947,481
Accumulated Net Investment Loss	(2,885,780)
Net Assets	$722,353,460
Maximum Offering Price Per Share:
Class A Shares: Net Asset value and redemption price per share (Based on net assets of $398,006,292 and 17,980,082 shares of beneficial interest issued and outstanding)	$22.14
Maximum sales charge (5.75%* of offering price)	1.35
Maximum offering price to public	$23.49
Class B Shares: Net asset value and offering price per share (Based on net assets of $81,235,143 and 4,155,264 shares of beneficial interest issued and outstanding)	$19.55
Class C Shares: Net asset value and offering price per share (Based on net assets of $85,047,311 and 4,328,946 shares of beneficial interest issued and outstanding)	$19.65
Class I Shares: Net asset value and offering price per share (Based on net assets of $158,064,714 and 7,099,229 shares of beneficial interest issued and outstanding)	$22.27

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
22

Van Kampen Emerging Markets Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $1,259,443)	$13,674,076
Interest	336,157
Total Income	14,010,233
Expenses:
Investment Advisory Fee	9,933,988
Distribution (12b-1) and Service Fees
Class A	1,267,929
Class B	984,175
Class C	929,864
Transfer Agent Fees	1,260,046
Custody	966,650
Accounting and Administrative Expenses	184,836
Reports to Shareholders	149,139
Professional Fees	113,993
Registration Fees	67,695
Directors' Fees and Related Expenses	34,627
Other	89,728
Total Expenses	15,982,670
Less Credits Earned on Cash Balances	38,862
Net Expenses	15,943,808
Net Investment Loss	$(1,933,575)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$186,630,022
Foreign Currency Transactions	(1,527,902)
Forward Foreign Currency Contracts	(570,899)
Net Realized Gain	184,531,221
Unrealized Appreciation/Depreciation:
Beginning of the Period	207,836,700
End of the Period: Investments (Includes Capital Gain Tax of $(102,447))	32,869,555
Foreign Currency Translation	77,926
32,947,481
Net Unrealized Depreciation During the Period	(174,889,219)
Net Realized and Unrealized Gain	$9,642,002
Net Increase in Net Assets from Operations	$7,708,427

See Notes to Financial Statements
23

Van Kampen Emerging Markets Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2008	For The Year Ended June 30, 2007
From Investment Activities:
Operations:
Net Investment Loss	$(1,933,575)	$(2,090,608)
Net Realized Gain	184,531,221	132,808,643
Net Unrealized Appreciation/Depreciation During the Period	(174,889,219)	106,909,483
Change in Net Assets from Operations	7,708,427	237,627,518
Distributions from Net Investment Income:
Class A Shares	-0-	(770,093)
Class B Shares	-0-	-0-
Class C Shares	-0-	-0-
Class I Shares	-0-	(3,859)
	-0-	(773,952)
Distributions from Net Realized Gain:
Class A Shares	(108,126,200)	(42,072,676)
Class B Shares	(27,356,631)	(7,962,828)
Class C Shares	(25,486,075)	(6,549,318)
Class I Shares	(41,654,464)	(110,804)
	(202,623,370)	(56,695,626)
Total Distributions	(202,623,370)	(57,469,578)
Net Change in Net Assets from Investment Activities	(194,914,943)	180,157,940
From Capital Transactions:
Proceeds from Shares Sold	571,712,244	278,127,472
Net Asset Value of Shares Issued Through Dividend Reinvestment	143,845,627	37,448,475
Cost of Shares Repurchased	(558,448,187)	(199,487,360)
Net Change in Net Assets from Capital Transactions	157,109,684	116,088,587
Total Increase/Decrease in Net Assets	(37,805,259)	296,246,527
Net Assets:
Beginning of the Period	760,158,719	463,912,192
End of the Period (Including accumulated net investment loss of $2,885,780 and $4,532,790, respectively)	$722,353,460	$760,158,719

See Notes to Financial Statements
24

Van Kampen Emerging Markets Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of the Period	$28.08	$20.87	$15.34	$11.53	$8.65
Net Investment Income/Loss (a)	(0.02)	(0.04)	0.03	0.07	0.06
Net Realized and Unrealized Gain	1.65	9.53	5.60	3.78	2.82
Total from Investment Operations	1.63	9.49	5.63	3.85	2.88
Less:
Distributions from Net Investment Income	-0-	0.04	0.10	0.04	-0-
Distributions from Net Realized Gain	7.57	2.24	-0-	-0-	-0-
Total Distributions	7.57	2.28	0.10	0.04	-0-
Net Asset Value, End of the Period	$22.14	$28.08	$20.87	$15.34	$11.53
Total Return* (b)	1.46%	47.70%	36.73%	33.42%	33.29%
Net Assets at End of the Period (In millions)	$398.0	$579.4	$332.7	$182.3	$129.9
Ratio of Expenses to Average Net Assets*	1.83%	1.96%	2.14%	2.15%	2.15%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.09%)	(0.16%)	0.16%	0.53%	0.53%
Portfolio Turnover	104%	87%	73%	60%	89%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	2.26%	2.51%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	N/A	0.42%	0.17%
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	1.83%	1.96%	2.14%	2.15%	2.15%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
25

Van Kampen Emerging Markets Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of the Period	$25.70	$19.36	$14.27	$10.77	$8.15
Net Investment Loss (a)	(0.21)	(0.20)	(0.11)	(0.03)	(0.03)
Net Realized and Unrealized Gain	1.63	8.78	5.20	3.53	2.65
Total from Investment Operations	1.42	8.58	5.09	3.50	2.62
Less Distributions from Net Realized Gain	7.57	2.24	-0-	-0-	-0-
Net Asset Value, End of the Period	$19.55	$25.70	$19.36	$14.27	$10.77
Total Return* (b)	0.67%	46.62%	35.67%	32.50%	32.15%
Net Assets at End of the Period (In millions)	$81.2	$92.8	$73.0	$63.5	$55.8
Ratio of Expenses to Average Net Assets*	2.59%	2.72%	2.89%	2.90%	2.90%
Ratio of Net Investment Loss to Average Net Assets*	(0.85%)	(0.92%)	(0.61%)	(0.26%)	(0.24%)
Portfolio Turnover	104%	87%	73%	60%	89%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	3.01%	3.26%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A	(0.37%)	(0.60%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.59%	2.72%	2.89%	2.90%	2.90%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
26

Van Kampen Emerging Markets Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of the Period	$25.80	$19.42	$14.32	$10.81	$8.18
Net Investment Loss (a)	(0.20)	(0.20)	(0.11)	(0.03)	(0.02)
Net Realized and Unrealized Gain	1.62	8.82	5.21	3.54	2.65
Total from Investment Operations	1.42	8.62	5.10	3.51	2.63
Less Distributions from Net Realized Gain	7.57	2.24	-0-	-0-	-0-
Net Asset Value, End of the Period	$19.65	$25.80	$19.42	$14.32	$10.81
Total Return* (b)	0.67%	46.69%	35.61%	32.47%	32.15%
Net Assets at End of the Period (In millions)	$85.1	$81.5	$58.2	$42.3	$34.6
Ratio of Expenses to Average Net Assets*	2.59%	2.72%	2.89%	2.90%	2.90%
Ratio of Net Investment Loss to Average Net Assets*	(0.85%)	(0.92%)	(0.61%)	(0.25%)	(0.21%)
Portfolio Turnover	104%	87%	73%	60%	89%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	3.01%	3.26%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A	(0.36%)	(0.57%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.59%	2.72%	2.89%	2.90%	2.90%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
27

Van Kampen Emerging Markets Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Year Ended June 30,		April 6, 2006 (Commencement of Operations) to June 30,
	2008	2007	2006
Net Asset Value, Beginning of the Period	$28.15	$20.89	$22.84
Net Investment Income (a)	0.04	0.09	0.05
Net Realized and Unrealized Gain/Loss	1.65	9.49	(2.00)
Total from Investment Operations	1.69	9.58	(1.95)
Less:
Distributions from Net Investment Income	-0-	0.08	-0-
Distributions from Net Realized Gain	7.57	2.24	-0-
Total Distributions	7.57	2.32	-0-
Net Asset Value, End of the Period	$22.27	$28.15	$20.89
Total Return (b)	1.65%	48.13%	–8.54%*
Net Assets at End of the Period (In millions)	$158.1	$6.4	$0.01
Ratio of Expenses to Average Net Assets	1.59%	1.68%	1.90%
Ratio of Net Investment Income to Average Net Assets	0.16%	0.38%	0.99%
Portfolio Turnover	104%	87%	73%

*  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See Notes to Financial Statements
28

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2008

1.  Significant Accounting Policies

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are not readily available are valued at the mean of the last reported bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Forward foreign currency contracts are valued using quoted foreign exchange rates. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities

29

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2008 continued

only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on December 31, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended June 30, 2008, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $3,989,618. At June 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $42,181,120, which will expire according to the following schedule:

Amount	Expiration
$31,533,824	June 30, 2009
10,136,235	June 30, 2010
511,061	June 30, 2011

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited under Internal Revenue Code Section 382.

At June 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$686,168,305
Gross tax unrealized appreciation	$93,632,298
Gross tax unrealized depreciation	(63,039,753)
Net tax unrealized appreciation on investments	$30,592,545

30

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2008 continued

E.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2008 and 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$38,965,247	$1,296,886
Long-term capital gain	164,525,387	56,695,626
	$203,490,634	$57,992,512

Permanent differences, primarily due to the current year net operating loss, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2008:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Capital
$3,580,585	$(1,728,483)	$(1,852,102)

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,512,678
Undistributed long-term capital gain	81,048,083

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Credits Earned on Cash Balances During the year ended June 30, 2008, the Fund's custody fee was reduced by $38,862 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net

31

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2008 continued

realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	1.25%
Next $500 million	1.20%
Next $1.5 billion	1.15%
Over $2.5 billion	1.00%

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Company (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 47% of its investment advisory fee to the Subadviser.

For the year ended June 30, 2008, the Fund recognized expenses of approximately $14,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $92,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2008, the Fund recognized expenses of

32

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2008 continued

approximately $549,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the shares of those funds selected by the directors. Investments in such funds of $143,520 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For year ended June 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $242,200 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $128,100 Sales charges do not represent expenses of the Fund.

3.  Capital Transactions

For the years ended June 30, 2008 and 2007, transactions were as follows:

	For The Year Ended June 30, 2008		For The Year Ended June 30, 2007
	Shares	Value	Shares	Value
Sales:
Class A	8,017,731	$225,652,171	10,129,810	$241,250,754
Class B	1,193,733	29,719,477	881,492	19,512,077
Class C	1,165,550	29,329,486	531,473	11,804,820
Class I	9,385,456	287,011,110	227,644	5,559,821
Total Sales	19,762,470	$571,712,244	11,770,419	$278,127,472
Dividend Reinvestment:
Class A	3,705,987	$97,838,085	1,068,830	$24,935,683
Class B	1,095,416	25,643,820	341,427	7,316,749
Class C	850,508	20,012,471	241,564	5,196,043
Class I	13,245	351,251	-0-	-0-
Total Dividend Reinvestment	5,665,156	$143,845,627	1,651,821	$37,448,475
Repurchases:
Class A	(14,376,482)	$(436,651,966)	(6,507,702)	$(155,661,523)
Class B	(1,745,815)	(40,331,610)	(1,380,635)	(30,430,247)
Class C	(846,053)	(19,934,056)	(610,639)	(13,371,377)
Class I	(2,526,699)	(61,530,555)	(905)	(24,213)
Total Repurchases	(19,495,049)	$(558,448,187)	(8,499,881)	$(199,487,360)

33

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2008 continued

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2008, the Fund received redemption fees of approximately $96,300, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $825,456,476 and $885,918,549, respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $4,176,300 and $2.966,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

34

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2008 continued

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008 the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

35

Van Kampen Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 18, 2008

36

Van Kampen Emerging Markets Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen * – Chairman

Suzanne H. Woolsey

Officers

Jerry W. Miller
President and Principal Executive Officer

Dennis Shea
Vice President

Kevin Klingert
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser

Morgan Stanley Investment Company
23 Church Street
16-01 Capital Square
Singapore 049481

Distributor

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2008. The Fund designated and paid $164,525,387 as a long-term capital gain distribution. The Fund intends to pass through foreign tax credits of $867,264 and has derived net income from sources within foreign countries amounting to $10,259,804. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $14,238,119 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

37

Van Kampen Emerging Markets Fund

Director and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds' Board of Directors and the Funds' officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

38

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (69) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

39

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Director	Director since 1997	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

40

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority ("FINRA"), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

41

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

42

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Interested Director*

Name, Age and Address of Interested Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†  See Table D below.

††  As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

43

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since May 2008. President and Chief Executive Officer of Van Kampen Investments since June 2008. Central Division Director for Morgan Stanley's Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer — Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since March 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since March 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel — U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

44

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

45

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA

455, 555, 655, 670
MSEMANN 8/08
IU08-04340P-Y06/08

ANNUAL REPORT

June 30, 2008

MUTUAL FUNDS

Van Kampen

Equity Growth
Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Equity Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 6/30/08

Performance of a $10,000 investment

This chart compares your fund's performance to that of the Russell 1000® Growth Index from 6/30/98 through 6/30/08. Class A shares, adjusted for sales charges.

	A Shares since 5/28/98		B Shares since 5/28/98		C Shares since 5/28/98		I Shares since 8/12/05
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	2.87%	2.26%	2.26%	2.26%	2.14%	2.14%	6.87%
10-year	2.60	1.99	2.00	2.00	1.88	1.88	—
5-year	8.54	7.26	7.94	7.72	7.70	7.70	—
1-year	–6.54	–11.90	–6.57	–11.24	–7.31	–8.23	–6.36

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures

1

shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Periods of less than one year are not annualized.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe and includes those Russell 1000® Index companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index does not include any expenses, fees or sales charges, which would lower performance. The Index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

2

Fund Report

For the 12-month period ended June 30, 2008

Market Conditions

The key drivers of the stock market downturn over the 12 months ended June 30, 2008 were an economy teetering on recession, rising inflation pressures amid soaring oil and food prices, the lingering credit crisis and questionable health of the financial sector, and concerns about the stress of all of these factors on the global economy. In the first half of the period, the problems arising out of the subprime mortgage market collapse seeped into other sectors of the economy. Credit conditions tightened and liquidity dried up. Financial companies began announcing billion dollar writedowns starting in the fourth quarter and continuing each quarter since then, with the full extent of the damage still unknown.

At the same time, economic growth diminished to an anemic pace as consumers retreated and corporate earnings shrank against a backdrop of high energy costs. The housing market continued to deteriorate and foreclosures mounted without any visibility into when the decline is likely to bottom. Rallies punctuated the market when the Federal Reserve moved aggressively to calm the financial markets' jitters and restore liquidity into the system; however, each was short-lived.

In the second half of the period, investors dealt with more of the same. Although stocks briefly rallied from mid-March to mid-May, the market retrenched through June as investors grappled with more bad news on the economy. Soaring oil and food prices and the ongoing credit crisis continued to take a toll on consumer spending and dampened outlooks for corporate earnings. The energy sector continued to lead the market by a wide margin, driven by spiking commodity prices, while the financials and consumer discretionary sectors lost considerable value.

Performance Analysis

All share classes of Van Kampen Equity Growth Fund underperformed the Russell 1000® Growth Index for the 12 months ended June 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2008

Class A	Class B	Class C	Class I	Russell 1000® Growth Index
-6.54%	-6.57%	-7.31%	-6.36%	-5.96%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

3

The Fund's performance relative to the Russell 1000 Growth Index benefited from the positive effects of stock selection, while the sector allocations resulting from those stock selection decisions detracted from relative returns for the period.

Key among detractors for the period were stock selection and the resulting overweight in the financial services sector. Within the sector, selection in non-U.S. banks, financial information services, and diversified financial services stocks dampened relative return. Stock selection in the health care sector also hurt, mainly within the health care management services industry, although an underweight allocation in the sector slightly offset some of that weakness. The technology sector further dampened relative performance, as stock selection, particularly in communication technology stocks, and an underweight in the sector were areas of relative underpeformance.

The Fund made relative gains elsewhere, however. Stock selection and an overweight position in the materials and processing sector were the largest contributors to relative return, due to the strong performance of a leading agriculture chemicals and seed company. Stock selection in the consumer discretionary sector also added significantly to relative return, but was slightly offset by the negative effect of an overweight allocation. Within the sector, the Fund was bolstered by holdings in commercial services, hotel/motel, and shoes stocks. The avoidance of casinos and gambling stocks as well as communications and media stocks was also beneficial. Favorable stock selection in the utilities sector added to relative return for the period, mainly due to good selection in the telecommunications industry.

At the end of the period, consumer discretionary represented the largest sector weight in the Fund, followed by the technology and financial services sectors. Relative to the Russell 1000 Growth Index, the Fund held an overweight in the consumer discretionary and financial services sectors and an underweight in technology.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top 10 Holdings as of 6/30/08
Monsanto Co.	9.6%
Ultra Petroleum Corp.	6.3
Google, Inc., Class A	5.9
Apple, Inc.	4.6
China Merchants Holdings International Co., Ltd.	4.5
Corning, Inc.	4.4
Brookfield Asset Management, Inc., Class A	4.2
Amazon.com, Inc.	3.9
Greenlight Capital Re, Ltd., Class A	3.9
American Express Co.	3.4
Summary of Investments by Industry Classification as of 6/30/08
Fertilizers & Agricultural Chemicals	9.6%
Internet Software & Services	8.4
Communications Equipment	8.1
Oil & Gas Exploration & Production	7.6
Real Estate Management & Development	6.4
Computer Hardware	6.4
Marine Ports & Services	4.5
Internet Retail	3.9
Reinsurance	3.9
Consumer Finance	3.4
Department Stores	3.2
Semiconductors	2.7
Advertising	2.6
Wireless Telecommunication Services	2.5
Managed Health Care	2.5
Hotels, Resorts & Cruise Lines	2.3
Leisure Products	2.3
Diversified Banks	2.3
Multi-Line Insurance	2.1
Trucking	2.0
Education Services	1.8
Specialized Finance	1.8
Footwear	1.7
Property & Casualty Insurance	1.6
Diversified Commercial & Professional Services	1.4
Air Freight & Logistics	1.4
Construction Materials	1.0
(continued on next page)

5

Summary of Investments by Industry Classification as of 6/30/08
(continued from previous page)
Casinos & Gaming	0.6%
Total Long-Term Investments	98.0
Total Repurchase Agreements	0.6
Total Investments	98.6
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	1.4
Net Assets	100.0%

* Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

7

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/08 - 6/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/08	6/30/08	1/1/08-6/30/08
Class A
Actual	$1,000.00	$847.77	$5.01
Hypothetical (5% annual return before expenses)	1,000.00	1,019.44	5.47
Class B
Actual	1,000.00	847.24	6.06
Hypothetical (5% annual return before expenses)	1,000.00	1,018.30	6.62
Class C
Actual	1,000.00	844.43	8.53
Hypothetical (5% annual return before expenses)	1,000.00	1,015.61	9.32
Class I
Actual	1,000.00	848.61	3.81
Hypothetical (5% annual return before expenses)	1,000.00	1,020.74	4.17

*  Expenses are equal to the Fund's annualized expense ratio of 1.09%, 1.32%, 1.86% and 0.83%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Class B expense ratio reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the advisory fee rate effective June 2005 and in approving an acquisition by the Fund of another fund that was completed in 2008. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel

10

of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

11

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

12

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2008

Description	Number of Shares	Value
Common Stocks 98.0%
Advertising 2.6%
Omnicom Group, Inc.	212,116	$9,519,766
Air Freight & Logistics 1.4%
C.H. Robinson Worldwide, Inc.	94,178	5,164,722
Casinos & Gaming 0.6%
Wynn Resorts, Ltd.	28,700	2,334,745
Communications Equipment 8.1%
3Com Corp. (a)	3,748,256	7,946,303
Cisco Systems, Inc. (a)	246,713	5,738,544
Corning, Inc.	708,993	16,342,289
		30,027,136
Computer Hardware 6.4%
Apple, Inc. (a)	101,975	17,074,694
Dell, Inc. (a)	303,883	6,648,960
		23,723,654
Construction Materials 1.0%
Martin Marietta Materials, Inc.	35,029	3,628,654
Consumer Finance 3.4%
American Express Co.	332,020	12,507,193
Department Stores 3.2%
Sears Holdings Corp. (a)	162,323	11,956,712
Diversified Banks 2.3%
ICICI Bank, Ltd. (India)	258,454	3,785,653
ICICI Bank, Ltd.—ADR (India)	157,503	4,529,786
		8,315,439
Diversified Commercial & Professional Services 1.4%
Corporate Executive Board Co.	126,174	5,305,617
Education Services 1.8%
New Oriental Education & Technology Group, Inc.—ADR (Cayman Islands) (a)	116,783	6,822,463
Fertilizers & Agricultural Chemicals 9.6%
Monsanto Co.	281,820	35,633,321
Footwear 1.7%
NIKE, Inc., Class B	104,159	6,208,918

See Notes to Financial Statements
13

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Hotels, Resorts & Cruise Lines 2.3%
Ctrip.com International, Ltd.—ADR (Cayman Islands)	187,514	$8,584,391
Internet Retail 3.9%
Amazon.com, Inc. (a)	198,279	14,539,799
Internet Software & Services 8.4%
Baidu.com, Inc.—ADR (Cayman Islands) (a)	12,418	3,886,337
eBay, Inc. (a)	192,002	5,247,415
Google, Inc., Class A (a)	41,338	21,761,150
		30,894,902
Leisure Products 2.3%
ARUZE CORP. (Japan)	284,800	8,448,651
Managed Health Care 2.5%
UnitedHealth Group, Inc.	349,043	9,162,379
Marine Ports & Services 4.5%
China Merchants Holdings International Co., Ltd. (Hong Kong)	4,338,307	16,775,139
Multi-Line Insurance 2.1%
Loews Corp.	161,754	7,586,263
Oil & Gas Exploration & Production 7.6%
CNPC Hong Kong, Ltd. (Bermuda)	9,520,000	4,493,071
Ultra Petroleum Corp. (Canada) (a)	238,241	23,395,266
		27,888,337
Property & Casualty Insurance 1.6%
Berkshire Hathaway, Inc., Class B (a)	1,447	5,805,364
Real Estate Management & Development 6.4%
Brascan Residential Properties, SA (Brazil)	1,558,851	8,352,898
Brookfield Asset Management, Inc., Class A (Canada)	473,123	15,395,422
		23,748,320
Reinsurance 3.9%
Greenlight Capital Re, Ltd., Class A (Cayman Islands) (a)	627,883	14,353,405
Semiconductors 2.7%
Marvell Technology Group, Ltd. (Bermuda) (a)	560,292	9,894,757
Specialized Finance 1.8%
Bovespa Holdings, SA (Brazil)	539,094	6,692,016

See Notes to Financial Statements
14

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Trucking 2.0%
DSV, A/S (Denmark)	301,875	$7,233,630
Wireless Telecommunication Services 2.5%
Bharti Airtel, Ltd. (India) (a)	558,791	9,367,298
Total Long-Term Investments 98.0% (Cost $358,836,058)		362,122,991
Repurchase Agreements 0.6%
Banc of America Securities ($638,035 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.50%, dated 06/30/08, to be sold on 07/01/08 at $638,079)		638,035
Citigroup Global Markets, Inc. ($638,035 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.50%, dated 06/30/08, to be sold on 07/01/08 at $638,079)		638,035
JPMorgan Chase & Co. ($191,410 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.60%, dated 06/30/08, to be sold on 07/01/08 at $191,424)		191,410
State Street Bank & Trust Co. ($630,520 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.85%, dated 06/30/08, to be sold on 07/01/08 at $630,552)		630,520
Total Repurchase Agreements (Cost $2,098,000)		2,098,000
Total Investments 98.6% (Cost $360,934,058)		364,220,991
Foreign Currency 0.0% (Cost $322,601)		322,582
Other Assets in Excess of Liabilities 1.4%		4,914,102
Net Assets 100.0%		$369,457,675

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security.

ADR—American Depositary Receipt

See Notes to Financial Statements
15

Van Kampen Equity Growth Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2008

Assets:
Total Investments (Cost $360,934,058)	$364,220,991
Foreign Currency (Cost $322,601)	322,582
Cash	991
Receivables:
Fund Shares Sold	6,605,912
Dividends	446,343
Investments Sold	106,976
Interest	135
Other	274,783
Total Assets	371,978,713
Liabilities:
Payables:
Investments Purchased	639,857
Fund Shares Repurchased	515,093
Investment Advisory Fee	164,693
Distributor and Affiliates	118,730
Directors' Deferred Compensation and Retirement Plans	400,156
Accrued Expenses	682,509
Total Liabilities	2,521,038
Net Assets	$369,457,675
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$570,963,281
Net Unrealized Appreciation	3,288,983
Accumulated Net Investment Loss	(550,337)
Accumulated Net Realized Loss	(204,244,252)
Net Assets	$369,457,675
Maximum Offering Price Per Share:
Class A Shares: Net asset value and redemption price per share (Based on net assets of $245,510,827 and 20,245,513 shares of beneficial interest issued and outstanding)	$12.13
Maximum sales charge (5.75%* of offering price)	0.74
Maximum offering price to public	$12.87
Class B Shares: Net asset value and offering price per share (Based on net assets of $80,575,504 and 7,095,025 shares of beneficial interest issued and outstanding)	$11.36
Class C Shares: Net asset value and offering price per share (Based on net assets of $41,763,917 and 3,701,734 shares of beneficial interest issued and outstanding)	$11.28
Class I Shares: Net asset value and offering price per share (Based on net assets of $1,607,427 and 131,610 shares of beneficial interest issued and outstanding)	$12.21

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
16

Van Kampen Equity Growth Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $75,557)	$2,554,748
Interest	303,778
Total Income	2,858,526
Expenses:
Investment Advisory Fee	1,516,482
Distribution (12b-1) and Service Fees
Class A	502,473
Class B	168,016
Class C	304,660
Transfer Agent Fees	782,308
Reports to Shareholders	90,208
Accounting and Administrative Expenses	81,603
Professional Fees	67,334
Registration Fees	38,571
Custody	35,759
Directors' Fees and Related Expenses	26,576
Other	27,713
Total Expenses	3,641,703
Less Credits Earned on Cash Balances	16,391
Net Expenses	3,625,312
Net Investment Loss	$(766,786)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$29,310,843
Foreign Currency Transactions	(106,215)
Net Realized Gain	29,204,628
Unrealized Appreciation/Depreciation During the Period:
Investments	(56,635,841)
Foreign Currency Translation	30,021
Net Unrealized Depreciation During the Period	(56,605,820)
Net Realized and Unrealized Loss	$(27,401,192)
Net Decrease in Net Assets From Operations	$(28,167,978)

See Notes to Financial Statements
17

Van Kampen Equity Growth Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2008	For The Year Ended June 30, 2007
From Investment Activities:
Operations:
Net Investment Loss	$(766,786)	$(1,843,367)
Net Realized Gain	29,204,628	32,340,664
Net Unrealized Appreciation/Depreciation During the Period	(56,605,820)	23,452,936
Net Change in Net Assets from Investment Activities	(28,167,978)	53,950,233
From Capital Transactions:
Proceeds from Shares Sold*	241,253,419	61,604,662
Cost of Shares Repurchased	(140,557,053)	(117,206,732)
Net Change in Net Assets from Capital Transactions	100,696,366	(55,602,070)
Net Change in Net Assets	72,528,388	(1,651,837)
Net Assets:
Beginning of the Period	296,929,287	298,581,124
End of the Period (Including accumulated net investment loss of $550,337 and $283,660, respectively)	$369,457,675	$296,929,287

*  For the year ended June 30, 2008, Proceeds from Shares Sold includes $118,588,405 of Proceeds from Shares Acquired through merger. (See footnote 3)

See Notes to Financial Statements
18

Van Kampen Equity Growth Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of the Period	$12.99	$10.75	$9.65	$9.25	$8.06
Net Investment Loss (a)	(0.02)	(0.05)	(0.05)	(0.04)	(0.04)
Net Realized and Unrealized Gain/Loss	(0.84)	2.29	1.15	0.44	1.23
Total from Investment Operations	(0.86)	2.24	1.10	0.40	1.19
Net Asset Value, End of the Period	$12.13	$12.99	$10.75	$9.65	$9.25
Total Return* (b)	–6.54%	20.84%	11.40%	4.32%	14.76%
Net Assets at End of the Period (In millions)	$245.5	$194.4	$183.3	$156.2	$57.0
Ratio of Expenses to Average Net Assets*	1.13%	1.23%	1.24%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets*	(0.17%)	(0.43%)	(0.49%)	(0.41%)	(0.49%)
Portfolio Turnover	45%	46%	75%	154%	135%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	1.59%	1.67%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A	(0.50%)	(0.66%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
19

Van Kampen Equity Growth Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of the Period	$12.17		$10.11		$9.15	$8.84	$7.76
Net Investment Loss (a)	(0.03)		(0.10)		(0.13)	(0.10)	(0.11)
Net Realized and Unrealized Gain/Loss	(0.78)		2.16		1.09	0.41	1.19
Total from Investment Operations	(0.81)		2.06		0.96	0.31	1.08
Net Asset Value, End of the Period	$11.36		$12.17		$10.11	$9.15	$8.84
Total Return* (b)	–6.57	%(c)	20.38	%(c)	10.49%	3.51%	13.92%
Net Assets at End of the Period (In millions)	$80.6		$72.8		$84.6	$108.1	$33.6
Ratio of Expenses to Average Net Assets*	1.14	%(c)	1.74	%(c)	1.99%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(0.21	%)(c)	(0.95	%)(c)	(1.25%)	(1.19%)	(1.24%)
Portfolio Turnover	45%		46%		75%	154%	135%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		N/A	2.34%	2.42%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A		N/A	(1.28%)	(1.41%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to AverageNet Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

See Notes to Financial Statements
20

Van Kampen Equity Growth Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of the Period	$12.18	$10.15	$9.19	$8.87	$7.79
Net Investment Loss (a)	(0.12)	(0.13)	(0.13)	(0.09)	(0.11)
Net Realized and Unrealized Gain/Loss	(0.78)	2.16	1.09	0.41	1.19
Total from Investment Operations	(0.90)	2.03	0.96	0.32	1.08
Net Asset Value, End of the Period	$11.28	$12.18	$10.15	$9.19	$8.87
Total Return* (b)	–7.31%	20.00%	10.45%	3.61%	13.86%
Net Assets at End of the Period (In millions)	$41.8	$28.4	$29.7	$30.4	$20.9
Ratio of Expenses to Average Net Assets*	1.89%	1.99%	1.99%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(0.94%)	(1.19%)	(1.25%)	(1.11%)	(1.24%)
Portfolio Turnover	45%	46%	75%	154%	135%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	2.34%	2.42%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A	(1.20%)	(1.41%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
21

Van Kampen Equity Growth Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Year Ended June 30,		August 12, 2005 (Commencement of Operations) to June 30,
	2008	2007	2006
Net Asset Value, Beginning of the Period	$13.05	$10.77	$10.09
Net Investment Income/Loss (a)	0.01	(0.02)	(0.03)
Net Realized and Unrealized Gain/Loss	(0.85)	2.30	0.71
Total from Investment Operations	(0.84)	2.28	0.68
Net Asset Value, End of the Period	$12.21	$13.05	$10.77
Total Return (b)	–6.36%	21.17%	6.74%*
Net Assets at End of the Period (In millions)	$1.6	$1.3	$1.0
Ratio of Expenses to Average Net Assets	0.87%	0.98%	0.96%
Ratio of Net Investment Income/Loss to Average Net Assets	0.10%	(0.14%)	(0.27%)
Portfolio Turnover	45%	46%	75%

*  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements
22

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2008

1. Significant Accounting Policies

Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium-and large capitalization companies. The Fund commenced operations on May 28, 1998. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the last reported bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

23

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2008 continued

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on December 31, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended June 30, 2008, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax law which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $29,226,774. At June 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $203,706,094, which will expire according to the following schedule:

Amount	Expiration
$99,170,464	June 30, 2009
82,650,616	June 30, 2010
21,885,014	June 30, 2011

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited under Internal Revenue Code Section 382.

At June 30, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$361,472,216
Gross tax unrealized appreciation	$68,446,930
Gross tax unrealized depreciation	(65,698,155)
Net tax unrealized appreciation on investments	$2,748,775

E.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

24

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2008 continued

There were no distributions paid during the years ended June 30, 2008 and 2007.

Permanent differences, primarily due to a net operating loss resulted in the following reclassifications among the Fund's components of net assets at June 30, 2008:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Capital
$500,109	$(92,202,027)	$91,701,918

As of June 30, 2008, there were no distributable earnings on a tax basis.

Net realized gains and losses may differ for financial reporting and tax purposes as a result of gains or losses recognized on securities for tax purposes but not for book purposes and the deferral of losses relating to wash sale transactions.

F.  Credits Earned on Cash Balances During the year ended June 30, 2008, the Fund's custody fee was reduced by $16,391 as a result of credits earned on cash balances.

G.  Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated in U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expense are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.50%
Next $1 billion	.45%
Next $1 billion	.40%
Over $3 billion	.35%

For the year ended June 30, 2008, the Fund recognized expenses of approximately $7,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $73,400

25

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2008 continued

representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $392,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the shares of those funds selected by the directors. Investments in such funds of $265,465 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2008, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc. ("Morgan Stanley"), an affiliate of the Adviser, totaling $19,229.

For the year ended June 30, 2008,Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $63,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $63,500. Sales charges do not represent expenses of the Fund.

26

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2008 continued

3.  Capital Transactions

For the years ended June 30, 2008 and 2007, transactions were as follows:

	For The Year Ended June 30, 2008		For The Year Ended June 30, 2007
	Shares	Value	Shares	Value
Sales:
Class A	9,959,666	$128,303,418	4,035,914	$47,694,341
Class B	7,131,667	88,189,209	1,009,959	10,985,946
Class C	1,943,223	24,002,878	229,587	2,536,883
Class I	57,070	757,914	31,746	387,492
Total Sales	19,091,626	$241,253,419	5,307,206	$61,604,662
Repurchases:
Class A	(4,678,400)	$(61,637,850)	(6,130,049)	$(71,475,802)
Class B	(6,023,853)	(71,535,516)	(3,387,253)	(36,533,197)
Class C	(570,482)	(7,049,480)	(825,900)	(8,953,825)
Class I	(25,293)	(334,207)	(20,874)	(243,908)
Total Repurchases	(11,298,028)	$(140,557,053)	(10,364,076)	$(117,206,732)

On June 6, 2008, the Fund acquired all of the assets and liabilities of the Van Kampen Select Growth Fund ("Select Growth") through a tax free reorganization approved by Select Growth shareholders on May 2, 2008. The Fund issued 1,963,579, 6,192,031, 1,306,207 and 1,531 shares of Classes A, B, C and I valued at $25,919,096, $76,595,775, $16,053,187 and $20,347, respectively, in exchange for Select Growth's net assets. The shares of Select Growth were converted into Fund shares at a ratio 0.486 to 1, 0.488 to 1, 0.491 to 1 and 0.484 to 1 for Classes A, B, C and I, respectively. Net unrealized depreciation of Select Growth as of June 6, 2008 was $3,152,525. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2008. Combined net assets on the day of reorganization were $405,721,498. Included in these net assets was a capital loss carryforward of $661,485,746, deferred compensation of $73,049, deferred pension of $63,729 and the deferral of losses related to wash sale transactions of $45,159.

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2008, the Fund received redemption fees of approximately $1,400, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short term investments, were $236,543,170 and $132,962,439, respectively.

27

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2008 continued

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $42,300 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported on the Statement of Operations for a fiscal period.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

28

Van Kampen Equity Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Van Kampen Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 18, 2008

29

Van Kampen Equity Growth Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen *– Chairman

Suzanne H. Woolsey

Officers

Jerry W. Miller
President and Principal Executive Officer

Dennis Shea
Vice President

Kevin Klingert
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Van Kampen Equity Growth Fund

Director and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds' Board of Directors and the Funds' officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

31

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (69) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

32

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Director	Director since 1997	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

33

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority ("FINRA"), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

34

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

35

Van Kampen Equity Growth Fund

Director and Officer Information continued

Interested Director*

Name, Age and Address of Interested Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†  See Table D below.

††  As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

36

Van Kampen Equity Growth Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since May 2008. President and Chief Executive Officer of Van Kampen Investments since June 2008. Central Division Director for Morgan Stanley's Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer — Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since March 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since March 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel — U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

37

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

38

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA

468, 568, 668, 680
EQGANN 8/08
IU08-04163P-Y06/08

ANNUAL REPORT

June 30, 2008

MUTUAL FUNDS

Van Kampen

Global Equity

Allocation Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Equity Allocation Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and therefore, the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/08

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI All Country World Index from 6/30/98 through 6/30/08. Class A shares, adjusted for sales charges.

	A Shares since 1/04/93		B Shares since 8/01/95		C Shares since 1/04/93
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	8.42%	8.01%	7.21%	7.21%	7.62%	7.62%
10-year	4.50	3.88	4.13	4.13	3.73	3.73
5-year	12.47	11.15	12.48	12.29	11.62	11.62
1-year	–7.64	–12.94	–7.88	–12.41	–8.35	–9.26

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Periods of less than one year are not annualized.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index does not include any expenses, fees or sales charges, which would lower performance. The Index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

For the 12-month period ended June 30, 2008

Market Conditions

Concerns about slowing economic growth in the U.S. and globally, as well as rising inflation in many parts of the world led to double-digit declines across many equity markets, including the U.K., Eurozone, Japan and the U.S. Asia ex-Japan for the 12-month period fared better but was still a negative performer. The emerging markets were the only major region with positive returns, led by strong performance in Brazil, Morocco and Russia. However, the Philippines, Hungary and India were among the worst performing emerging markets. The euro and yen remained strong relative to the U.S. dollar with double-digit gains, while the U.K. sterling fell slightly.

On a sector basis, energy was the best performing group within the global markets (as measured by the MSCI All Country World Index), followed by materials and utilities. The financials and consumer discretionary sectors declined significantly.

Although slowing considerably from the 3.7 percent annualized growth rate in the third quarter of 2007 to 1.0 percent in the first quarter of 2008, the U.S. economy was surprisingly resilient in the second quarter, tracking an annual gross domestic product (GDP) growth rate of 1.5 to 2.0 percent. Despite fears that the economy would dip into negative territory, retail sales and non-residential construction were stronger than expected. The impact of strong exports, monetary easing, and the government's stimulus package are believed to have offset the rise of gasoline and food prices and the tightening of credit. But it is hard to tell if the overall economy is holding its own or slipping into a recession. We believe much will depend on where the housing market finds a bottom and on the lessening of credit market strains.

Although European growth also remained above recessionary levels during the reporting period, data on the Continent consistently disappointed expectations. Business surveys have been steadily declining, and some countries (most notably the U.K. and Spain) are in the midst of serious housing declines. Exacerbating the situation, monetary conditions remain abnormally tight as the euro was back near prior highs and the European Central Bank raised interest rates again. In our view, it is notable how much the still-positive European manufacturing numbers are dependent on Germany—which, in turn, is dependent on export growth to China.

Japanese consumer sentiment and business surveys have hit new lows, but exports and machinery orders continued to impress. The weak yen relative to the euro is potent for the Japanese—as long as the music lasts. Domestic sentiment is very low due to weak wage growth, continued political malaise, and quite somber earnings expectations from business leaders. We see Japan both as defensive (i.e., largely removed from the global de-leveraging) and as an early cyclical—if U.S. growth

(and then global growth) surprises on the upside. However, the relative value of large-cap Japanese stocks is no longer compellingly cheap, by our measures.

In emerging markets, we remained cautious. Emerging market growth is increasingly at risk to inflationary concerns, largely driven by oil and food. Given the common political expedient of subsidizing food, cooking oil and gasoline in many countries, the price increases put at risk the improved fiscal balances and/or the expected growth rates of some countries. Perhaps the most prominent example of such risks was India, where inflation rose and the central bank increased rates recently. In the past year, India's fiscal deficit deepened, and the Indian rupee fell year-to-date. Yet, the Chinese situation was one of the more promising in the emerging markets, as inflation declined, while food prices and growth remained steady.

Performance Analysis

All share classes of Van Kampen Global Equity Allocation Fund outperformed the MSCI All Country World Index for the 12 months ended June 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2008

Class A	Class B	Class C	MSCI All Country World Index
–7.64%	–7.88%	–8.35%	–9.27%

The performance for the three share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund's performance relative to the MSCI All Country World Index was driven by overweight allocations to the energy and materials sectors and an underweight to the financials sector. Our positioning in Japan was favorable, with an underweight in the fourth quarter of 2007 and first quarter of 2008, then an overweight in the second quarter, which added positively to performance. Finally, increasing the Fund's cash position helped remove some of its exposure to the volatility of the equity markets.

However, other positions detracted from relative performance. An underweight to the consumer staples sector was detrimental. In addition, an underweight to the euro also had a negative impact on performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 6/30/08
Exxon Mobil Corp.	2.0%
Microsoft Corp.	1.1
Procter & Gamble Co.	0.9
General Electric Co.	0.9
Chevron Corp.	0.8
IBM Corp.	0.8
Cisco Systems, Inc.	0.7
Johnson & Johnson	0.7
Petroleo Brasileiro, SA	0.7
Total, SA, Class B	0.6
Summary of Investments by Countries as of 6/30/08
United States	34.8%
Japan	8.0
United Kingdom	5.1
Canada	3.1
France	2.9
Germany	2.8
Switzerland	2.6
Brazil	2.5
Australia	2.4
Hong Kong	1.4
India	1.2
Russia	1.1
Bermuda	1.1
Sweden	1.0
Republic of Korea (South Korea)	1.0
Spain	1.0
Norway	0.8
Finland	0.8
China	0.6
Netherlands Antilles	0.6
South Africa	0.6
Cayman Islands	0.6
Singapore	0.5
Poland	0.5
Malaysia	0.5
Morocco	0.5
Netherlands	0.5

(continued on next page)

Summary of Investments by Countries as of 6/30/08

(continued from previous page)

Hungary	0.5%
Indonesia	0.4
Denmark	0.4
Greece	0.2
Luxembourg	0.2
Belgium	0.2
Philippines	0.2
Mexico	0.2
Egypt	0.1
Portugal	0.1
Republic of Cyprus	0.0	*
Turkey	0.0	*
Jersey Channel Islands	0.0	*
Panama	0.0	*
Total Common and Preferred Stocks	81.0
Investment Companies	0.0	*
Total Long-Term Investments	81.0
Total Repurchase Agreements	10.7
Total Investments	91.7
Foreign Currency	7.1
Other Assets in Excess of Other Liabilities	1.2
Net Assets	100.0%

*Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Top ten holdings are as a percentage of net assets. Summary of investments by countries are as a percentage of net assets.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service; (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/08 - 6/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/08	6/30/08	1/1/08-6/30/08
Class A
Actual	$1,000.00	$894.32	$8.01
Hypothetical	1,000.00	1,016.39	8.52
(5% annual return before expenses)
Class B
Actual	1,000.00	892.12	9.83
Hypothetical	1,000.00	1,014.46	10.47
(5% annual return before expenses)
Class C
Actual	1,000.00	890.53	11.52
Hypothetical	1,000.00	1,012.66	12.26
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.70%, 2.09% and 2.45% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008

Description	Number of Shares	Value
Common Stocks 78.7%
Australia 2.4%
AGL Energy, Ltd.	3,464	$47,487
Alumina, Ltd.	16,559	75,244
Amcor, Ltd.	12,858	62,248
AMP, Ltd.	9,685	62,113
Ansell, Ltd.	1,216	10,794
APA Group	618	1,546
Asciano Group	2,755	9,165
Australia and New Zealand Banking Group, Ltd.	10,815	194,085
BHP Billiton, Ltd.	33,334	1,396,461
BlueScope Steel, Ltd.	11,621	126,333
Boral, Ltd.	8,518	46,137
Brambles Industries PLC	7,210	60,341
Caltex Australia, Ltd.	7,354	92,072
Coca-Cola Amatil, Ltd.	3,916	26,316
Commonwealth Bank of Australia	8,701	335,066
CSL, Ltd.	1,884	64,478
CSR, Ltd.	14,100	33,117
Fairfax	7,520	21,122
Foster's Group, Ltd.	14,867	72,259
Insurance Australia Group, Ltd.	12,835	42,696
Leighton Holdings, Ltd.	1,573	76,680
Lend Lease Corp., Ltd.	3,086	28,253
Macquarie Group, Ltd.	1,554	72,461
Macquarie Infrastructure Group, Ltd.	17,128	38,094
National Australia Bank, Ltd.	11,606	294,841
Newcrest Mining, Ltd.	4,743	133,223
OneSteel, Ltd.	8,110	57,843
Orica, Ltd.	5,577	156,649
Origin Energy, Ltd.	52,686	814,179
PaperlinX, Ltd.	6,583	10,823
QBE Insurance Group, Ltd.	5,056	108,571
Rio Tinto, Ltd.	2,971	385,924
Santos, Ltd.	38,691	795,604
Stockland Trust Group (REIT)	12	62
Suncorp-Metway, Ltd.	4,015	50,191
Tabcorp Holdings, Ltd.	2,955	27,790
Telstra Corp., Ltd.	15,720	63,897
Toll Holdings, Ltd.	2,828	16,321
Transurban Group	5,550	22,506
Wesfarmers, Ltd.	2,870	102,624
Wesfarmers, Ltd.	1,112	40,114
Westpac Banking Corp., Ltd.	12,305	235,924
Woodside Petroleum, Ltd.	21,858	1,414,406
Woolworths, Ltd.	7,634	178,933
		7,904,993

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Belgium 0.2%
AGFA-Gevaert, NV (a)	970	$6,300
Bekaert, SA	82	12,659
Belgacom, SA	1,951	84,166
Dexia	7,896	126,308
Fortis, AG	5,346	85,517
InBev, NV	1,874	130,059
KBC Bankverzekerin Holdings	1,086	120,596
Solvay, SA	633	82,810
UCB, SA	1,639	60,655
Umicore	1,315	65,010
		774,080
Bermuda 1.1%
Accenture Ltd., Class A	3,700	150,664
Brookfield Infrastructure Partners, LP	244	4,782
Bunge, Ltd.	2,516	270,948
Cheung Kong Infrastructure	5,000	21,161
China Water Affairs Group, Ltd. (a)	717,299	211,586
Chow Sang Sang Holdings International, Ltd.	19,696	19,956
Cosco Pacific, Ltd.	128,000	209,797
Covidien, Ltd.	7,250	347,203
Esprit Holdings, Ltd.	13,500	140,242
Foster Wheeler, Ltd. (a)	4,400	321,860
Ingersoll-Rand Co., Ltd., Class A	9,000	336,870
Invesco, Ltd.	2,429	58,235
Kerry Properties, Ltd.	5,285	27,756
Li & Fung, Ltd.	71,900	216,698
Marvell Technology Group, Ltd. (a)	3,600	63,576
Nabors Industries, Ltd. (a)	2,300	113,229
NWS Holdings, Ltd.	65,602	171,214
REXCAPITAL Financial Holdings, Ltd. (a)	305,894	30,600
Seadrill, Ltd.	3,200	97,856
Shangri-La Asia, Ltd.	15,004	35,022
Tyco Electronics, Ltd.	4,850	173,727
Tyco International, Ltd.	5,450	218,218
Weatherford International, Ltd. (a)	4,708	233,470
Yue Yuen Industrial Holdings, Ltd.	5,000	11,876
		3,486,546
Brazil 0.4%
Ambev Cia De Bebid Companhia de Bebidas das Americas	1,460	87,795
Banco do Brasil, SA	11,800	192,483
Companhia Brasileira de Distribuicao—ADR	250	10,615
Companhia Siderurgica Nacional, SA	4,883	217,726
Cyrela Brazil Realty, SA	12,800	176,778

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Brazil (Continued)
Cyrela Commercial Properties, SA Empreendimentos e Participacoes	2,560	$17,167
Empresa Brasileira de Aeronautica, SA	13,241	88,130
Lojas Renner, SA	8,700	173,012
Perdigao, SA (a)	10,600	285,713
Souza Cruz (Cia) Npv	1,771	50,486
Uniao de Bancos Brasileiros, SA—GDR (a)	1,300	165,009
		1,464,914
Canada 3.1%
Agrium, Inc.	2,350	253,391
Bank of Montreal	4,100	170,884
Bank of Nova Scotia	7,500	343,263
Barrick Gold Corp.	8,085	369,562
BCE, Inc.	3,764	131,225
Biovail Corp.	1,700	16,555
Bombardier, Inc., Class B	10,800	78,482
Brookfield Asset Management, Inc., Class A	4,300	139,580
CAE, Inc.	2,100	23,725
Cameco Corp.	3,500	150,338
Canadian Imperial Bank of Commerce	3,000	165,049
Canadian Natural Resources, Ltd.	6,200	613,129
Canadian Pacific Railway, Ltd.	2,150	142,743
Canadian Tire Corp., Class A	900	46,690
Celestica, Inc. (a)	13,900	116,958
Enbridge, Inc.	2,900	125,305
EnCana Corp.	13,432	1,229,785
George Weston, Ltd.	1,300	60,085
Goldcorp, Inc.	3,028	139,596
Husky Energy, Inc.	4,800	229,809
IGM Financial, Inc.	475	19,686
Imperial Oil, Ltd.	6,900	380,018
Kinross Gold Corp.	2,700	63,813
Magna International, Inc., Class A	1,300	77,360
Manulife Financial Corp.	5,412	189,263
Manulife Financial Corp.	944	32,766
MDS, Inc., Class B (a)	4,000	65,000
MI Developments, Inc., Class A	550	12,379
National Bank of Canada	900	44,696
Nexen, Inc.	8,100	322,983
Nortel Networks Corp. (a)	16,766	137,291
Petro-Canada	5,900	330,439
Potash Corp. of Saskatchewan, Inc.	5,500	1,275,998
Power Corp. of Canada	3,700	113,282
Rogers Communication, Inc., Class B	6,300	244,413

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Canada (Continued)
Royal Bank of Canada	9,300	$417,985
Sino-Forest Corp. (a)	13,700	239,955
Sun Life Financial, Inc.	2,389	98,282
Suncor Energy, Inc.	11,600	673,453
Talisman Energy, Inc.	18,100	400,802
Teck Cominco, Ltd., Class B	5,586	269,357
Thomson Corp.	2,500	80,661
TransAlta Corp.	1,300	46,992
TransCanada Corp.	3,044	117,915
Ultra Petroleum Corp. (a)	400	39,280
Yamana Gold, Inc.	1,882	31,302
		10,271,525
Cayman Islands 0.6%
ACE Ltd.	2,700	148,743
Agile Property Holdings, Ltd.	99,893	87,117
ASM Pacific Technology, Ltd.	1,000	7,548
Chaoda Modern Agriculture Holdings, Ltd.	50,625	63,888
China Infrastructure Machinery Holdings, Ltd.	77,000	71,596
China Mengniu Dairy Co., Ltd.	14,000	39,681
China Resources Land, Ltd.	50,000	69,255
Hopewell Highway Infrastructure, Ltd.	118,500	89,818
Hutchison Telecommunications International, Ltd. (a)	19,000	26,950
Li Ning Co., Ltd.	28,000	64,638
New World China Land, Ltd.	93,200	48,290
Noble Corp.	400	25,984
Prime Success International Group, Ltd.	95,800	52,954
Seagate Technology	2,600	49,738
Transocean, Inc. (a)	6,528	994,802
XL Capital, Ltd., Class A	1,500	30,840
		1,871,842
China 0.6%
Air China, Ltd., Class H	26,000	12,804
Aluminum Corp. of China, Ltd., Class H	26,000	29,977
Angang Steel Co., Ltd., Class H	12,000	24,070
Anhui Expressway Co., Ltd., Class H	127,932	92,701
Bank of Communications, Ltd., Class H	57,000	66,743
Beijing Capital International Airport Co., Ltd., Class H	16,000	13,317
China Communications Construction Co., Ltd., Class H	181,000	309,666
China Construction Bank, Class H	218,196	175,738
China COSCO Holdings Co., Ltd., Class H	18,750	45,785
China Life Insurance Co., Ltd., Class H	67,000	234,583
China Petroleum & Chemical Corp., Class H	166,000	155,414
China Shipping Container Lines Co., Ltd., Class H	71,350	27,909
China Shipping Development Co., Ltd., Class H	17,979	53,956

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
China (Continued)
China Telecom Corp., Ltd., Class H	136,000	$73,954
Datang International Power Generation Co., Ltd., Class H	42,000	24,940
Guangshen Railway Co., Ltd., Class H	20,000	9,106
Harbin Power Equipment Co., Ltd., Class H	46,000	66,665
Huaneng Power International, Inc., Class H	38,000	26,366
Jiangsu Expressway Co., Ltd., Class H	18,000	14,751
Jiangxi Copper Co., Ltd., Class H	14,000	27,471
Maanshan Iron & Steel Co., Ltd., Class H	18,000	10,458
PetroChina Co., Ltd., Class H	156,000	202,071
PICC Property & Casualty Co., Ltd., Class H	24,000	15,944
Ping An Insurance Co. of China, Ltd., Class H	11,500	85,543
Sinopec Shangai Petrochemical Co., Ltd., Class H	30,000	10,311
Yanzhou Coal Minining Co., Ltd., Class H	22,000	40,912
Zhejiang Expressway Co., Ltd., Class H	140,000	107,910
		1,959,065
Denmark 0.4%
Danske Bank, A/S	7,027	203,247
DSV, A/S	2,000	47,925
GN Store Nord, A/S (GN Great Nordic) (a)	29,668	142,183
Novo-Nordisk, A/S, Ser B	5,648	369,649
Novozymes, A/S, Ser B	581	52,499
Vestas Wind Systems, A/S (a)	2,657	347,789
		1,163,292
Egypt 0.1%
Orascom Construction Industries	3,042	209,233
Orascom Hotels & Development (a)	6,178	63,971
		273,204
Finland 0.8%
Cargotec Corp.	734	25,551
Fortum Oyj	6,597	335,074
Kesko Oyj, Class B	6,931	224,471
Kone Oyj, Class B	2,737	96,269
Metso Oyj	9,292	423,825
Neste Oil Oyj	2,949	86,918
Nokia Oyj	27,410	668,482
Outokumpu Oyj	4,356	152,597
Rautaruukki Oyj	507	23,197
Sampo Oyj, Class A	5,436	137,367
Stora Enso Oyj, Class R	6,653	62,430
TietoEnator Oyj	4,204	87,503
UPM-Kymmene Oyj	5,849	95,773
Uponor Oyj	484	7,118
Wartsila Oyj	903	56,798
		2,483,373

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
France 2.9%
Accor, SA	1,899	$126,861
Air Liquide	3,155	416,615
Alcatel-Lucent—ADR (a)	14,791	89,338
Alcatel-Lucent, SA (a)	13,036	79,225
Alstom	4,116	950,486
Atos Origin	43	2,381
Axa	4,066	120,736
BNP Paribas, SA	8,268	749,030
Bouygues, SA	2,521	167,341
Cap Gemini, SA	1,516	89,364
Carrefour, SA	1,380	78,132
Casino Guichard	172	19,498
CNP Assurances	294	33,217
Compagnie de Saint-Gobain	2,271	142,094
Credit Agricole, SA	6,123	125,132
Dassault Systemes, SA	262	15,972
Essilor International, SA	4,074	249,132
France Telecom, SA	13,482	397,152
Hermes International	1,058	166,577
Imerys, SA	308	22,312
Lafarge, SA	1,263	193,663
Lagardere SCA	1,149	65,433
L'Oreal, SA	1,172	127,507
LVMH Moet-Hennessy Louis Vuitton, SA	4,811	504,322
Michelin (C.G.D.E.)	563	40,456
Neopost, SA	288	30,476
Peugeot, SA	626	33,994
PPR, SA	336	37,401
Publicis Groupe	745	24,140
Renault, SA	631	51,760
Safran, SA	630	12,220
Sanofi-Aventis, SA	6,427	429,349
Schneider Electric, SA	1,607	173,593
Societe BIC, SA	411	21,484
Societe Generale	2,888	251,404
Societe Television Francaise	2,279	38,142
Sodexho Alliance, SA	1,107	72,715
Suez, SA	4,575	311,463
Technip, SA	981	90,803
Thales, SA	939	53,518
Thomson, SA	1,376	7,193
Total, SA, Class B	23,501	2,005,464
Valeo, SA	574	18,436
Vallourec, SA	1,002	351,663
Veolia Environnement	3,253	182,486

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
France (Continued)
Vinci, SA	2,140	$131,404
Vivendi Universal, SA	4,327	164,185
Zodiac, SA	135	6,196
		9,471,465
Germany 2.7%
Adidas-Salomon, AG	2,302	145,374
Allianz, AG	1,995	351,481
Altana, AG	473	8,155
BASF, AG	7,106	490,260
Bayer, AG	10,541	887,238
Beiersdorf, AG	1,523	112,149
Celesio, AG	1,204	43,562
Commerzbank, AG	3,360	99,667
Continental, AG	1,000	102,764
DaimlerChrysler, AG	6,236	385,662
Deutsche Bank, AG	2,048	176,863
Deutsche Boerse, AG	620	69,981
Deutsche Lufthansa, AG	1,746	37,661
Deutsche Post, AG	5,498	143,695
Deutsche Postbank, AG	254	22,299
Deutsche Telekom, AG	31,976	523,584
E.ON, AG	5,378	1,085,097
Fresenius Medical Care, AG & Co.	2,866	157,978
Heidelberger Druckmaschinen, AG	346	7,098
Hochtief, AG	483	49,133
Hypo Real Estate Holding, AG	1,276	35,921
Infineon Technologies, AG (a)	2,500	21,767
KarstadtQuelle, AG (a)	535	6,216
Linde, AG	1,588	223,270
MAN, AG	1,386	153,866
Merck & Co., Inc.	819	116,427
Metro, AG	4,032	257,356
Muenchener Rueckversicherungs-Gesellschaft AG	1,009	176,750
Puma, AG	81	27,184
RWE, AG	3,997	504,894
SAP, AG	20,826	1,090,579
Siemens, AG	7,125	791,091
Suedzucker, AG	3,687	66,874
ThyssenKrupp, AG	2,790	175,182
TUI, AG	1,527	35,390
Volkswagen, AG	1,198	345,701
		8,928,169

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Greece 0.2%
Alpha Bank A.E.	5,368	$162,272
EFG Eurobank Ergasias, SA	4,490	106,746
National Bank of Greece, SA	6,160	277,574
OPAP, SA	2,900	101,272
Piraeus Bank, SA	5,250	142,669
Titan Cement Co., SA	600	23,806
		814,339
Hong Kong 1.4%
Bank of East Asia, Ltd.	21,467	116,596
BOC Hong Kong Holdings, Ltd.	52,000	137,715
Cathay Pacific Airways, Ltd.	14,000	26,681
Cheung Kong Holdings, Ltd.	22,000	296,540
China Merchants Holdings International Co., Ltd.	13,449	52,004
China Mobile Hong Kong, Ltd.	48,500	651,871
China Overseas Land & Investment, Ltd.	116,000	183,285
China Overseas Land & Investment, Ltd. (warrants, expiring 08/27/08) (a)	12,000	1,693
China Resources Enterprise, Ltd.	40,000	114,143
China Resources Power Holdings Co., Ltd.	12,000	29,241
China Travel International Investment Hong Kong, Ltd.	284,000	76,853
Citic Pacific, Ltd.	12,000	44,246
CLP Holdings, Ltd.	25,400	217,605
CNOOC, Ltd.	125,000	215,140
Denway Motors, Ltd.	50,000	19,302
Guangdong Investment, Ltd.	650,000	263,426
Hang Lung Properties, Ltd.	77,500	248,485
Hang Seng Bank, Ltd.	9,700	204,643
Henderson Land Development Co., Ltd.	11,000	68,563
Hong Kong & China Gas Co., Ltd.	68,014	161,721
Hong Kong Electric Holdings, Ltd.	19,500	116,666
Hong Kong Exchanges & Clearing, Ltd.	14,500	211,998
Hopewell Holdings	9,000	31,973
Hutchison Whampoa, Ltd.	30,000	302,414
Hysan Development Co., Ltd.	9,290	25,497
Lenovo Group, Ltd.	36,000	24,378
Link (REIT)	23,968	54,592
MTR Corp., Ltd.	20,856	65,666
New World Development Co., Ltd.	33,797	68,831
Pacific Century CyberWorks, Ltd.	51,400	31,115
Shanghai Industrial Holdings, Ltd.	5,000	14,685
Sino Land Co., Ltd.	10,896	21,660
Sun Hung Kai Properties, Ltd.	29,000	393,498
Swire Pacific, Ltd., Class A	13,500	138,077

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Hong Kong (Continued)
Television Broadcasts, Ltd.	4,000	$23,085
Wharf Holdings, Ltd.	18,000	75,373
		4,729,261
Hungary 0.5%
Gedeon Richter Rt.	926	200,016
Magyar Olaj-es Gazipari Rt.	4,015	540,800
Magyar Telekom Rt.	27,175	132,459
OTP Bank Rt. (a)	14,514	607,402
		1,480,677
India 1.2%
Asea Brown Boveri India, Ltd.	1,580	29,510
Associated Cement Co., Ltd.	551	6,730
Bajaj Auto, Ltd.	646	6,762
Bajaj Finserv, Ltd.	646	8,075
Bharat Forge, Ltd.	2,069	11,305
Bharat Heavy Electricals, Ltd.	11,848	379,866
Bajaj Holdings and Investment, Ltd.	646	6,514
Bharti Airtel, Ltd. (a)	20,500	343,652
Cipla, Ltd.	3,813	18,704
Dish TV India, Ltd. (a)	3,384	2,363
Dr. Reddy's Laboratories, Ltd.	2,116	32,941
Gail India, Ltd.	5,396	41,782
GlaxoSmithKline Pharmaceuticals, Ltd.	339	8,780
Glenmark Pharmaceuticals, Ltd.	2,545	37,662
Grasim Industries, Ltd.	742	32,463
Hero Honda Motors, Ltd.	1,707	27,467
Hindalco Industries, Ltd.	11,314	37,420
Hindustan Unilever, Ltd.	17,009	81,892
Housing Development Finance Corp., Ltd.	3,749	171,208
ICICI Bank, Ltd.	13,021	190,722
I-Flex Solutions, Ltd. (a)	516	16,721
Indian Hotels Co., Ltd.	3,020	5,433
Infosys Technologies, Ltd.	8,156	329,235
ITC, Ltd.	22,983	100,319
IVRCL Infrastructures & Projects, Ltd.	25,500	179,996
Larsen & Toubro, Ltd.	3,415	173,405
Mahanagar Telephone Nigam, Ltd.	3,990	8,374
Mahindra & Mahindra, Ltd.	2,164	24,572
Maruti Udyog, Ltd.	1,469	21,051
Oil & Natural Gas Corp., Ltd.	5,023	95,154
Ranbaxy Laboratories, Ltd.	3,105	37,747
Reliance Communications, Ltd.	20,929	215,395
Reliance Energy, Ltd.	1,275	23,220
Reliance Industries, Ltd.	13,382	651,651

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
India (Continued)
Satyam Computer Services, Ltd.	9,698	$98,468
State Bank of India	249	6,696
Sun Pharma Advanced Research Co., Ltd. (a)	1,349	2,518
Sun Pharmaceuticals Industries, Ltd.	985	32,073
Tata Consultancy Services, Ltd.	2,688	53,616
Tata Motors, Ltd.	3,997	39,580
Tata Steel, Ltd.	2,804	49,479
Unitech, Ltd.	78,431	312,448
UTI Bank, Ltd.	2,310	32,485
Wipro, Ltd.	4,187	42,814
Wire and Wireless India, Ltd. (a)	2,943	1,471
Zee Entertainment Enterprises, Ltd.	4,288	19,933
Zee News, Ltd.	2,661	2,836
		4,052,508
Indonesia 0.4%
Aneka Tambang Tbk	42,500	14,635
Astra International Tbk	112,000	233,839
Bank Central Asia Tbk	1,540,500	413,529
Bank Danamon Indonesia Tbk	25,000	12,744
Bank Mandiri	95,000	26,790
Bank Rakyat Indonesia	80,500	44,528
Bumi Resources Tbk	258,500	229,902
Gudang Garam Tbk	8,500	5,946
Indocement Tunggal Prakarsa Tbk	80,000	47,289
Indofood Sukses Makmur Tbk	71,500	18,612
Indosat Tbk	33,500	24,526
International Nickel Indonesia Tbk	31,000	20,342
Kalbe Farma Tbk	75,000	6,914
Perusahaan Gas Negara	26,500	37,364
Semen Gresik (Persero) Tbk	19,000	8,243
Telekomunikasi Indonesia	143,500	113,617
Unilever Indonesia Tbk	21,000	15,374
United Tractors Tbk	20,500	27,015
		1,301,209
Japan 8.0%
77th Bank, Ltd.	4,000	25,126
Acom Co., Ltd.	573	17,754
Advantest Corp.	2,500	52,620
Aeon Co., Ltd.	4,606	56,867
Aeon Credit Service Co., Ltd.	500	6,267
Aeon Mall Co., Ltd.	200	5,914
Aiful Corp.	350	4,054
Aioi Insurance Co., Ltd.	1,000	5,330
Ajinomoto Co., Inc.	6,800	64,295

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Japan (Continued)
Alps Electric Co., Ltd.	2,472	$25,538
Amada Co., Ltd.	3,527	27,801
Asahi Breweries, Ltd.	2,900	54,130
Asahi Glass Co., Ltd.	14,600	176,545
Asahi Kasei Corp.	13,900	72,782
Asatsu-DK, Inc.	750	20,766
Astellas Pharma, Inc.	4,805	203,630
Bank of Kyoto, Ltd.	4,000	41,776
Bank of Yokohama, Ltd.	20,000	138,249
Benesse Corp.	704	28,509
Bridgestone Corp.	9,964	152,296
Canon, Inc.	10,204	524,687
Casio Computer Co., Ltd.	4,600	52,375
Central Glass Co.	2,000	8,156
Central Japan Railway Co.	16	176,296
Chiba Bank, Ltd.	10,000	70,066
Chiyoda Corp.	4,000	43,471
Chubu Electric Power Co., Inc.	5,252	128,104
Chugai Pharmaceutical Co., Ltd.	3,358	53,729
Chuo Mitsui Trust Holdings, Inc.	10,536	62,709
Citizen Watch Co., Ltd.	4,700	35,808
Coca-Cola West Japan Co., Ltd.	500	11,654
COMSYS Holdings Corp.	3,000	26,444
Credit Saison Co., Ltd.	1,452	30,494
CSK Corp.	900	17,714
Dai Nippon Printing Co., Ltd.	5,300	78,114
Daicel Chemical Industries, Ltd.	2,000	11,263
Daiichi Sankyo Co., Ltd.	6,600	181,805
Daikin Industries, Ltd.	2,000	100,956
Dainippon Ink & Chemicals	10,000	28,912
DAITO Trust Construction Co., Ltd.	2,003	97,146
Daiwa House Industry Co., Ltd.	8,800	82,709
Daiwa Securities Group, Inc.	22,500	206,809
Denki Kagaku Kogyo KK	6,031	22,378
Denso Corp.	7,000	240,618
Dowa Mining Co., Ltd.	6,000	43,679
Dowa Mining Co., Ltd. (rights, expiring 01/29/10) (a)	11,000	0
East Japan Railway Co.	38	309,554
Ebara Corp.	5,800	18,025
Eisai Co., Ltd.	2,350	82,992
FamilyMart Co., Ltd.	1,003	40,995
Fanuc, Ltd.	2,100	205,085
Fast Retailing Co., Ltd.	1,050	99,477
Fuji Electric Holdings Co., Ltd.	6,000	21,189
Fuji Photo Film Co., Ltd.	4,766	163,826

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Japan (Continued)
Fuji Soft ABC, Inc.	700	$12,334
Fuji Television Network, Inc.	10	15,068
Fujikura, Ltd.	3,000	13,053
Fujitsu, Ltd.	17,600	130,610
Fukuoka Financial Group, Inc.	9,000	40,599
Furukawa Electric Co., Ltd.	7,800	33,864
Gunma Bank, Ltd.	1,000	6,658
Hachijuni Bank, Ltd.	1,000	6,479
Hankyu Department Stores, Inc.	2,000	13,863
Hino Motors, Ltd.	2,000	12,393
Hirose Electric Co., Ltd.	355	35,639
Hiroshima Bank, Ltd.	2,000	8,909
Hitachi Construction Machinery Co., Ltd.	900	25,215
Hitachi, Ltd.	32,500	234,449
Hokkaido Electric Power Co., Inc.	1,700	34,581
Hokuhoku Financial Group, Inc.	17,000	49,310
Honda Motor Co., Ltd.	18,212	619,158
Hoya Corp.	4,000	92,480
Ibiden Co., Ltd.	1,300	47,257
Inpex Corp.	8	100,956
Isetan Mitsukoshi Holdings, Ltd.	6,302	67,480
Ishikawajima-Harima Heavy Industries Co., Ltd.	15,040	30,453
IT Holdings Corp. (a)	752	15,120
Ito En, Ltd.	700	11,022
Itochu Corp.	16,026	170,697
Itochu Techno-Science Corp.	700	22,743
J Front Retailing Co., Ltd.	6,000	31,699
Japan Airlines System Corp. (a)	14,000	29,402
Japan Prime Realty Investment Corp. (REIT)	2	5,914
Japan Real Estate Investment Corp. (REIT)	6	63,286
Japan Retail Fund Investment Corp. (REIT)	8	46,108
Japan Tobacco, Inc.	42	179,178
JFE Holdings, Inc.	3,700	186,420
JGC Corp.	3,546	69,795
Joyo Bank, Ltd.	18,000	87,470
JSR Corp.	2,504	49,757
Kajima Corp.	16,600	57,999
Kaneka Corp.	4,000	27,236
Kansai Electric Power Co., Inc.	7,300	170,839
Kao Corp.	5,745	150,679
Kawasaki Heavy Industries, Ltd.	15,000	39,977
Kawasaki Kisen Kaisha, Ltd.	2,000	18,779
Keihin Electric Express Railway Co., Ltd.	6,000	37,180
Keio Electric Railway Co., Ltd.	3,500	17,700
Keyence Corp.	347	82,645

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Japan (Continued)
Kikkoman Corp.	2,500	$30,536
Kinki Nippon Railway Co., Ltd.	18,628	58,418
Kirin Brewery Co., Ltd.	4,626	72,232
Kobe Steel, Ltd.	23,000	65,847
Kokuyo Co., Ltd.	900	8,052
Komatsu, Ltd.	11,600	323,360
Konami Co., Ltd.	1,550	54,156
Konica Corp.	4,755	80,291
Koyo Seiko Co., Ltd.	1,000	15,859
Kubota Corp.	16,930	121,652
Kuraray Co., Ltd.	5,265	62,772
Kurita Water Industries, Ltd.	1,400	51,815
Kyocera Corp.	1,700	160,098
Kyowa Hakko Kogyo Co., Ltd.	5,020	51,436
Kyushu Electric Power	3,452	72,171
Lawson, Inc.	903	43,966
Leopalace21 Corp.	1,800	25,766
Mabuchi Motor Co., Ltd.	356	19,311
Marubeni Corp.	45,229	377,814
Marui Co., Ltd.	6,503	50,647
Matsui Securities Co., Ltd.	2,200	13,218
Matsushita Electric Industrial Co., Ltd.	21,900	472,298
Matsushita Electric Works	3,500	35,697
Meiji Dairies Corp.	4,000	20,530
Meiji Seika Kaisha, Ltd.	7,000	29,863
Meitec Corp.	700	19,843
Millea Holdings, Inc.	11,104	432,929
Minebea Co., Ltd.	6,000	34,299
Mitsubishi Chemical Holdings, Corp.	16,500	96,031
Mitsubishi Corp.	13,231	436,112
Mitsubishi Electric Corp.	21,928	236,451
Mitsubishi Estate Co., Ltd.	12,500	286,057
Mitsubishi Heavy Industries, Ltd.	38,526	183,587
Mitsubishi Logistics Corp.	2,000	21,886
Mitsubishi Material Corp.	21,000	89,787
Mitsubishi Rayon Co., Ltd.	7,023	22,157
Mitsubishi Tokyo Financial Group, Inc.	102,801	911,011
Mitsubishi UFJ Lease & Finance Co., Ltd.	200	8,683
Mitsui & Co., Ltd.	15,731	347,405
Mitsui Chemicals, Inc.	7,000	34,478
Mitsui Fudosan Co., Ltd.	9,500	203,089
Mitsui Mining & Smelting Co., Ltd.	16,024	47,234
Mitsui O.S.K. Lines, Ltd.	2,500	35,622
Mitsui Sumitomo Insurance Group Holdings, Inc.	4,150	143,043
Mizuho Financial Group, Inc.	107	499,807

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Japan (Continued)
Murata Manufacturing Co., Inc.	2,000	$94,175
Namco Bandai Holdings, Inc.	400	4,528
NEC Corp.	19,600	102,628
NEC Electronics Corp. (a)	800	19,928
NGK Insulators, Ltd.	5,320	103,459
NGK Spark Plug Co., Ltd.	2,530	29,044
Nidec Corp.	1,002	66,715
Nikon Corp.	3,500	102,180
Nintendo Co., Ltd.	703	396,569
Nippon Building Fund, Inc. (REIT)	7	82,403
Nippon Electric Glass Co., Ltd.	4,500	77,850
Nippon Express Co., Ltd.	9,500	45,538
Nippon Meat Packers, Inc.	2,300	31,148
Nippon Mining Holdings, Inc.	7,500	46,970
Nippon Oil Corp.	16,100	108,107
Nippon Sheet Glass Co., Ltd.	6,000	29,665
Nippon Steel Corp.	47,030	254,671
Nippon Telegraph & Telephone Corp.	29	142,016
Nippon Unipac Holdings	17	46,428
Nippon Yusen Kabushiki Kaisha	13,429	129,124
NIPPONKOA Insurance Co., Ltd.	1,000	8,674
Nishi-Nippon City Bank, Ltd.	18,000	53,567
Nissan Motor Co., Ltd.	26,104	215,597
Nisshin Seifun Group, Inc.	3,000	37,689
Nisshin Steel Co., Ltd.	3,000	10,199
Nisshinbo Industries, Inc.	1,572	18,668
Nissin Food Products Co., Ltd.	1,500	50,290
Nitto Denko Corp.	2,053	78,883
Nomura Holdings, Inc.	32,032	474,515
Nomura Real Estate Office Fund, Inc. (REIT)	1	7,525
Nomura Research, Inc.	1,767	41,436
NSK, Ltd.	8,532	74,645
NTN Corp.	6,035	40,182
NTT Data Corp.	17	66,441
NTT Docomo, Inc.	43	63,173
NTT Urban Development Corp.	4	5,236
Obayashi Corp.	12,029	54,489
Obic Co., Ltd.	120	20,150
OJI Paper Co., Ltd.	16,600	78,009
Oki Electric Industry Co., Ltd. (a)	12,000	18,421
Okumura Corp.	6,000	24,297
Olympus Optical Co., Ltd.	2,400	81,141
Omron Corp.	2,604	55,913
Onward Kashiyama Co., Ltd.	2,546	26,734
Oracle Corp. Japan	700	28,545

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Japan (Continued)
Oriental Land Co., Ltd.	803	$47,945
ORIX Corp.	320	45,777
Osaka Gas Co.	20,218	74,067
Pioneer Electronic Corp.	2,400	19,325
Promise Co., Ltd.	740	20,698
Resona Holdings, Inc.	62	95,174
Ricoh Co., Ltd.	6,955	125,496
Rohm Co., Ltd.	1,603	92,238
Sanken Electric Co., Ltd.	2,000	11,847
Sanyo Electric Co., Ltd. (a)	26,400	61,410
Sapporo Hokuyo Holdings, Inc.	1	6,762
Sapporo Holdings, Ltd.	2,000	13,994
SBI E*TRADE SECURITIES Co., Ltd.	34	26,576
SBI Holdings, Inc.	32	7,004
Secom Co., Ltd.	1,143	55,543
Seiko Epson Corp.	1,667	45,841
Sekisui Chemical Co., Ltd.	7,524	51,230
Sekisui House, Ltd.	9,824	91,685
Seven & I Holdings Co., Ltd.	6,900	196,892
Sharp Corp.	8,600	140,033
Shimachu Co., Ltd.	1,000	24,391
Shimamura Co., Ltd.	450	27,716
Shimano, Inc.	1,300	65,254
Shimizu Corp.	10,300	48,791
Shin-Etsu Chemical Co., Ltd.	3,901	241,735
Shinko Securities	12,000	35,372
Shinsei Bank, Ltd.	15,000	51,420
Shionogi & Co., Ltd.	4,136	81,602
Shiseido Co., Ltd.	4,000	91,538
Shizuoka Bank, Ltd.	12,000	122,503
Showa Denko K.K.	7,000	18,590
Showa Shell Sekiyu K.K.	3,050	33,405
SMC Corp.	703	76,997
Softbank Corp.	9,750	164,359
Sompo Japan Insurance, Inc.	11,500	108,085
Sony Corp.	7,397	323,229
Sony Financial Holdings, Inc.	3	12,064
Stanley Electric Co., Ltd.	1,850	44,776
Sumitomo Chemical Co., Ltd.	15,700	98,915
Sumitomo Corp.	9,500	124,806
Sumitomo Electric Industries, Ltd.	7,000	88,864
Sumitomo Heavy Industries, Ltd.	5,000	33,856
Sumitomo Metal Industries, Ltd.	28,000	123,144
Sumitomo Metal Mining Co.	10,000	153,317
Sumitomo Mitsui Financial Group, Inc.	71	534,247

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Japan (Continued)
Sumitomo Osaka Cement Co., Ltd.	1,000	$2,157
Sumitomo Realty & Development Co., Ltd.	4,000	79,484
Sumitomo Trust & Banking Co., Ltd.	20,025	139,931
Suruga Bank, Ltd.	1,000	13,006
Taiheiyo Cement Corp.	6,000	12,036
Taisei Corp.	18,000	42,887
Taisho Pharmaceutical Co.	1,616	29,966
Taiyo Yuden Co., Ltd.	2,000	20,662
Takara Holdings, Inc.	1,500	9,408
Takashimaya Co., Ltd.	5,040	45,708
Takeda Pharmaceutical Co., Ltd.	8,155	414,720
Takefuji Corp.	966	13,437
T&D Holdings, Inc.	3,350	206,013
TDK Corp.	1,303	78,044
Teijin, Ltd.	13,629	46,720
Terumo Corp.	2,150	109,742
THK Co., Ltd.	500	9,700
Tobu Railway Co., Ltd.	13,300	63,002
Toho Co., Ltd.	1,550	31,676
Tohoku Electric Power Co., Ltd.	4,350	94,632
Tokyo Broadcasting System, Inc.	1,200	22,772
Tokyo Electric Power Co., Inc.	10,950	281,523
Tokyo Electron, Ltd.	2,550	146,970
Tokyo Gas Co., Ltd.	22,721	91,582
Tokyo Tatemono Co., Ltd.	4,000	25,879
Tokyu Corp.	9,800	50,853
Tokyu Land Corp.	1,000	5,679
TonenGeneral Sekiyu K.K.	4,500	40,853
Toppan Printing Co., Ltd.	6,300	69,357
Toray Industries, Inc.	14,000	75,020
Toshiba Corp.	29,042	214,153
Tosoh Corp.	7,500	30,654
Tostem Inax Holdings Corp.	2,861	45,454
Toto, Ltd.	6,800	47,901
Toyo Seikan Kaisha, Ltd.	2,917	51,481
Toyoda Gosei Co., Ltd.	500	14,597
Toyota Industries Corp.	1,454	46,557
Toyota Motor Corp.	28,453	1,342,464
Trend Micro, Inc.	1,188	39,158
Uni-Charm Corp.	600	42,661
UNY Co., Ltd.	2,556	25,178
Ushio, Inc.	1,000	16,339
USS Co., Ltd.	705	46,542
Wacoal Corp.	2,000	23,883
West Japan Railway Co.	8	39,252

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Japan (Continued)
Yahoo! Japan Corp.	202	$77,806
Yakult Honsha Co., Ltd.	1,829	51,502
Yamada Denki Co., Ltd.	1,320	93,979
Yamaha Corp.	2,104	40,620
Yamaha Motor Corp., Ltd.	1,100	20,584
Yamato Transport Co., Ltd.	5,518	77,014
Yamazaki Baking Co., Ltd.	2,500	27,476
Yokogawa Electric Corp.	3,046	27,854
		26,289,863
Jersey Channel Islands 0.0%
Experian PLC	2,806	20,889
Luxembourg 0.2%
Acergy, SA	3,500	78,340
ArcelorMittal	7,151	707,059
		785,399
Malaysia 0.5%
AMMB Holdings Bhd	52,000	50,608
Berjaya Sports Toto Bhd	30,900	45,960
British American Tobacco Malaysia Bhd	3,800	51,461
Bumiputra-Commerce Holdings Bhd	58,000	142,005
Bursa Malaysia Bhd	10,600	24,168
Gamuda Bhd	67,400	48,268
Genting Bhd	50,000	85,692
Hong Leong Bank Bhd	22,600	40,462
IJM Corp. Bhd	151,800	255,516
IOI Corp. Bhd	95,950	218,769
Kuala Lumpur Kepong Bhd	14,100	75,948
Malayan Banking Bhd	63,750	137,548
MISC Bhd	30,000	76,205
Petronas Gas Bhd	16,000	48,722
PLUS Expressways Bhd	43,900	34,798
Public Bank Bhd	27,600	89,536
Resorts World Bhd	68,500	54,507
Telekom Malaysia Bhd	26,300	25,596
Tenaga Nasional Bhd	31,000	77,322
TM International Bhd (a)	26,300	49,501
YTL Corp. Bhd	21,400	44,208
		1,676,800
Mexico 0.2%
Corporacion GEO, SA de CV, Ser B (a)	31,300	104,737
Desarrolladora Homex, SA de CV—ADR (a)	2,900	169,882
Urbi, Desarrollos Urbanos, SA de CV (a)	15,900	54,962
Wal-Mart de Mexico, SA de CV, Ser V	49,331	195,543
		525,124

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Morocco 0.5%
Attijariwafa Bank	500	$224,286
Banque Marocaine du Commerce Exterieur	800	339,104
HOLCIM	300	104,118
Maroc Telecom	25,700	662,789
ONA, SA	700	180,334
Samir	700	68,177
Societe des Brasseries du Maroc	100	26,030
		1,604,838
Netherlands 0.5%
Aegon, NV	4,337	57,447
Akzo Nobel, NV	2,110	145,043
ASML Holding, NV	4,590	113,098
DSM, NV	1,220	71,781
European Aeronautic Defence and Space Co.	2,070	39,240
Fugro, NV	1,025	87,549
Heineken, NV	5,080	259,302
ING Groep, NV CVA	1,450	46,241
James Hardie Industries, NV	6,812	27,689
Koninklijke Philips Electronics, NV	2,971	101,085
Oce, NV	271	3,341
QIAGEN, NV (a)	909	18,405
Reed Elsevier, NV	1,663	28,042
Royal KPN, NV	6,586	113,026
Royal Numico, NV (a)	6	520
SBM Offshore, NV	2,611	96,359
STMicroelectronics, NV	7,248	75,442
TNT, NV	1,988	67,984
Unilever, NV CVA	4,333	123,002
Vedior, NV CVA	572	14,184
Wolters Kluwer, NV	1,079	25,211
		1,513,991
Netherlands Antilles 0.6%
Schlumberger Ltd.	17,900	1,922,997
Norway 0.8%
Aker Solutions, ASA	2,960	69,885
DnB Holding, ASA	3,234	41,146
Norsk Hydro, ASA	16,705	244,022
Ocean Rig, ASA (a)	10,827	95,873
Statoil, ASA	32,377	1,207,177
Tandberg, ASA	3,117	51,101
Telenor, ASA	12,700	238,879
Tomra Systems, ASA	599	3,975
Yara International, ASA	6,088	539,089
		2,491,147

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Panama 0.0%
Carnival Corp.	400	$13,184
Philippines 0.2%
Ayala Corp.	4,074	23,367
Ayala Land, Inc.	1,329,340	284,256
Banco de Oro Universal Bank	19,301	18,486
Bank of the Philippine Islands	32,400	31,032
Globe Telecom, Inc.	820	21,553
Manila Electric Co.	15,500	13,292
Megaworld Corp.	284,000	7,718
Philippine Long Distance Telephone Co.	1,510	80,553
PNOC Energy Development Corp.	178,200	20,640
SM Investments Corp.	4,536	24,754
SM Prime Holdings, Inc.	124,171	19,361
		545,012
Poland 0.5%
Agora, SA	1,803	28,766
Asseco Poland, SA	1,124	30,064
Bank Pekao, SA	5,413	417,840
Bank Przemyslowo-Handlowy BPH (a)	459	15,486
Bank Zachodni WBK, SA	1,241	79,432
Grupa Kety, SA	325	14,778
KGHM Polska Miedz, SA	3,678	172,591
Polski Koncern Naftowy Orlen, SA	14,417	230,964
Powszechna Kasa Oszczednosci Bank Polski, SA	18,599	400,249
Telekomunikacja Polska, SA	34,372	332,906
		1,723,076
Portugal 0.1%
Banco Comercial Portugues, SA	8,318	18,007
Brisa-Auto Estradas de Portugal, SA	4,407	50,929
Portugal Telecom, SGPS, SA	11,713	132,964
PT Multimedia-Servicos de Telecomunicacoes e Multimedia, SGPS, SA	6,084	50,577
		252,477
Republic of Cyprus 0.0%
Prosafe Production Public, Ltd. (a)	4,640	26,875
Prosafe SE	4,640	46,006
		72,881
Republic of Korea (South Korea) 1.0%
Daelim Industrial Co., Ltd.	320	32,733
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	1,590	62,168
Doosan Heavy Industries & Construction Co., Ltd.	980	92,749
Doosan Infracore Co., Ltd.	310	8,979
GS Engineering & Construction Corp.	140	15,324

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Republic of Korea (South Korea) (Continued)
Hana Financial Group, Inc.	1,528	$58,795
Hyundai Engineering & Construction Co., Ltd.	200	13,288
Hyundai Heavy Industries Co., Ltd.	780	241,595
Hyundai Mipo Dockyard Co., Ltd.	50	9,799
Hyundai Mobis	1,060	85,830
Hyundai Motor Co.	2,300	156,111
Kia Motors Corp. (a)	4,160	43,944
Kookmin Bank	3,860	228,046
Korea Electric Power Corp.	3,860	113,470
Korean Air Lines Co., Ltd.	180	8,466
KT Corp.	2,400	102,672
KT&G Corp.	1,800	154,868
LG Chem, Ltd.	220	21,032
LG Electronics, Inc.	1,380	156,331
LG Display Co., Ltd.	300	11,242
NHN Corp. (a)	122	21,285
POSCO	994	516,931
Samsung Corp.	3,560	192,626
Samsung Electronics Co., Ltd.	299	178,648
Samsung Engineering Co., Ltd.	110	8,234
Samsung Fire & Marine Insurance Co., Ltd.	510	106,529
Samsung SDI Co., Ltd. (a)	400	31,968
Samsung Securities Co., Ltd.	610	38,079
Shinhan Financial Group Co., Ltd.	3,590	162,332
Shinsegae Co., Ltd.	316	170,076
SK Corp.	329	40,573
SK Energy Co., Ltd.	650	72,391
SK Telecom Co., Ltd.	500	91,057
S-Oil Corp.	740	47,539
		3,295,710
Russia 1.0%
Gazprom—ADR	10,332	599,256
LUKOIL—ADR	3,489	344,016
Mining & Mettallurgical Co. Norilsk Nickel—ADR	9,773	247,257
Mobile TeleSystems—ADR	6,900	528,609
Novolipetsk Steel—GDR	3,900	222,300
Polyus Gold Co.—ADR	2,200	61,050
RAO Unified Energy Systems—GDR (a)	747	74,700
Rostelecom—ADR	1,200	87,036
Severstal—GDR	7,700	199,430
Surgutneftegaz—ADR	7,500	82,500
Tatneft—GDR	1,779	268,184
Vimpel-Communications—ADR	18,000	534,240
Wimm-Bill-Dann Foods—ADR (a)	1,700	178,874
		3,427,452

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Singapore 0.5%
Ascendas (REIT)	10,000	$16,243
CapitaLand, Ltd.	14,000	58,653
CapitaMall Trust (REIT)	8,800	19,339
City Developments, Ltd.	6,968	55,619
ComfortDelGro Corp., Ltd.	23,622	26,043
Cosco Corp., Ltd.	10,000	23,520
DBS Group Holdings, Ltd.	14,574	202,025
Flextronics International, Ltd. (a)	12,400	116,560
Fraser & Neave, Ltd.	11,000	36,625
Jardine Cycle & Carriage, Ltd.	2,018	25,215
Keppel Corp., Ltd.	14,000	114,630
Keppel Land, Ltd.	5,000	18,228
K-REIT Asia	2,000	2,043
Neptune Orient Lines, Ltd.	7,000	16,618
Olam International, Ltd.	38,000	67,870
Oversea-Chinese Bank Corp., Ltd.	27,404	164,559
Parkway Holdings, Ltd.	9,000	15,347
Raffles Education Corp., Ltd.	18,120	15,050
SembCorp Industries, Ltd.	11,728	35,859
SembCorp Marine, Ltd.	11,400	33,851
Singapore Airlines, Ltd.	6,200	66,988
Singapore Exchange, Ltd.	10,796	54,831
Singapore Land, Ltd.	2,000	9,158
Singapore Post, Ltd.	18,000	14,553
Singapore Press Holdings, Ltd.	20,250	63,256
Singapore Technology Engineering, Ltd.	17,367	35,103
Singapore Telecommunications, Ltd.	83,520	222,221
United Overseas Bank, Ltd.	14,960	204,737
UOL Group, Ltd.	7,156	17,883
Venture Corp., Ltd.	3,444	24,832
Verigy, Ltd. (a)	161	3,656
		1,781,115
South Africa 0.6%
Anglo Platinum, Ltd.	900	150,230
AngloGold Ashanti, Ltd.	1,800	61,805
AngloGold Ashanti, Ltd. (rights, expiring 07/04/08) (a)	1	9
ArcelorMittal South Africa, Ltd.	2,600	74,048
AVI, Ltd.	4,000	6,616
Barloworld, Ltd.	2,100	21,456
Bidvest Group, Ltd. (a)	2,455	30,846
Discovery Holdings, Ltd.	1,982	5,493
Eqstra Holdings, Ltd. (a)	1,700	2,725
FirstRand, Ltd.	35,300	59,960
Freeworld Coatings, Ltd.	2,100	1,971

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
South Africa (Continued)
Gold Fields, Ltd.	4,400	$55,913
Harmony Gold Mining Co., Ltd. (a)	4,100	49,745
Impala Platinum Holdings, Ltd.	7,200	284,138
Imperial Holdings, Ltd. (a)	1,700	11,453
JD Group, Ltd.	1,600	5,364
Massmart Holdings, Ltd.	2,300	18,124
Mondi, Ltd.	1,226	7,601
MTN Group, Ltd.	11,500	182,854
Nampak, Ltd. (a)	8,800	14,891
Naspers, Ltd.	2,700	58,965
Nedbank Group, Ltd.	2,700	31,707
Pretoria Portland Cement Co., Ltd.	3,896	14,275
Sanlam, Ltd.	20,400	43,249
Sappi, Ltd.	2,900	35,167
Sasol, Ltd.	7,300	429,796
Standard Bank Group, Ltd.	13,956	135,995
Steinhoff International Holdings, Ltd. (a)	8,000	16,266
Telkom South Africa, Ltd.	2,100	37,950
Tiger Brands, Ltd.	2,200	39,617
Truworths International, Ltd.	4,100	12,017
Woolworths Holdings, Ltd.	7,600	9,900
		1,910,146
Spain 1.0%
Banco Bilbao Vizcaya Argentaria, SA—ADR	738	14,000
Banco Bilbao Vizcaya Argentaria, SA	30,946	592,958
Banco Popular Espanol, SA	5,371	74,331
Banco Santander, SA	59,738	1,097,617
Iberdrola, SA	6,756	90,521
Telefonica, SA	54,508	1,448,645
		3,318,072
Sweden 1.0%
Alfa Laval AB	1,200	18,680
Assa Abloy AB, Class B	5,273	76,392
Atlas Copco AB, Class A	6,404	94,373
Atlas Copco AB, Class B	7,678	102,310
Electrolux AB, Class B	2,900	37,078
Eniro AB	2,388	8,684
Ericsson, Class B	62,960	656,525
Getinge AB, Class B	14,504	355,227
Hennes & Mauritz AB, Class B	4,300	233,119
Holmen AB, Class B	700	20,573
Husqvarna AB, Class B	2,900	25,401
Lundin Petroleum AB (a)	7,330	108,323
Modern Times Group AB, Class B	1,245	73,285

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Sweden (Continued)
Nordea Bank AB	28,392	$391,763
Sandvik AB	9,700	132,878
Securitas AB, Class B	3,800	44,168
Securitas Systems AB, Class B	3,800	8,266
Skandinaviska Enskilda Banken AB, Class A	4,910	91,312
Skanska AB, Class B	6,145	88,260
Ssab Svenskt Stal AB, Class A	3,000	97,137
Svenska Cellulosa AB, Class B	6,420	90,877
Svenska Handelsbanken, Class A	7,997	190,549
Tele2 AB, Class B	2,530	49,571
Teliasonera, AB	26,512	196,338
Volvo AB, Class A	8,275	97,899
Volvo AB, Class B	10,390	127,666
		3,416,654
Switzerland 2.6%
ABB, Ltd. (a)	28,642	814,778
ABB, Ltd.—ADR (a)	16,400	464,448
Ciba Specialty Chemicals, AG	500	14,449
Compagnie Financiere Richemont, AG, Class A	19,638	1,093,830
Credit Suisse Group	7,651	351,262
Geberit, AG	347	51,122
Givaudan, SA	50	44,687
Holcim, Ltd.	1,410	114,216
Kudelski, SA	360	4,437
Logitech International, SA (a)	2,316	62,346
Lonza Group, AG	270	37,452
Nestle, SA	37,880	1,711,655
Nobel Biocare Holdings, AG	7,580	247,534
Novartis, AG	16,601	914,107
OC Oerlikon Corp., AG (a)	68	18,871
Roche Holding, AG	4,987	898,251
Schindler Holding, AG	924	68,878
Straumann, AG	725	173,736
Swatch Group, AG, Class B	2,596	648,651
Swatch Group, AG	460	21,524
Swiss RE	423	28,178
Swisscom, AG	219	73,050
Syngenta, AG	1,558	506,726
UBS, AG (a)	12,198	256,008
Zurich Financial Services, AG	298	76,283
		8,696,479
Turkey 0.0%
Anadolu Efes Biracilik ve Malt Sanayii, AS	726	6,289
Ford Otomotiv Sanayi, AS	2,069	14,794

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Turkey (Continued)
Hurriyet Gazetecilik ve Matbaacilik, AS (a)	5,524	$6,500
Is Gayrimenkul Yatirim Ortakligi, AS (REIT)	775	551
Trakya Cam Sanayii, AS (a)	23,420	25,263
		53,397
United Kingdom 5.1%
3i Group PLC	1,725	28,346
Amec PLC	1,974	34,994
Anglo American PLC	9,440	662,996
ARM Holdings PLC	14,280	24,248
Arriva PLC	656	8,951
AstraZeneca Group PLC	10,662	454,899
Aviva PLC	13,256	132,284
BAE Systems PLC (a)	24,392	214,989
Balfour Beatty PLC	4,155	35,174
Barclays PLC	26,313	152,780
Barclays PLC (rights, expiring 7/17/08) (a)	5,638	1,067
Barratt Developments PLC	989	1,143
BBA Group PLC	2,643	6,673
Berkeley Group Holdings PLC (a)	616	8,368
BG Group PLC	24,396	635,113
Billiton PLC	17,275	660,657
BP PLC	127,294	1,478,833
British Airways PLC	4,367	18,723
British American Tobacco PLC	14,186	491,378
British Sky Broadcasting Group PLC	10,245	96,319
BT Group PLC	70,606	281,132
Bunzl PLC	2,873	37,454
Burberry Group PLC	13,808	124,591
Cadbury PLC	7,408	93,329
Capita Group PLC	1,092	14,954
Carnival PLC	1,267	40,505
Centrica PLC	18,329	113,268
Close Brothers Group PLC	976	10,751
Cobham PLC	7,765	30,593
Compass Group PLC	15,355	116,069
CSR PLC (a)	1,370	7,306
Daily Mail & General Trust	2,027	12,668
Diageo PLC	17,990	331,100
Dixons Group PLC	6,592	5,843
Electrocomponents PLC	3,621	10,602
Enterprise Inns PLC	5,554	44,915
FirstGroup PLC	2,304	23,864
Friends Provident PLC	8,661	17,631
G4S PLC	1,945	7,845

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
United Kingdom (Continued)
Galiform PLC	3,953	$3,346
GKN PLC	2,721	12,086
GlaxoSmithKline PLC	37,555	832,567
Hays PLC	2,718	4,899
HBOS PLC	15,667	86,129
HBOS PLC (rights, expiring 07/18/08) (a)	6,266	1,342
Home Retail Group	2,806	12,184
HSBC Holdings PLC	48,860	754,974
ICAP PLC	379	4,092
IMI PLC	2,883	25,066
Imperial Tobacco Group PLC	7,360	274,289
Intercontinental Hotels Group PLC	2,699	36,180
International Power PLC	2,513	21,624
Invensys PLC (a)	1,907	9,895
Johnson Matthey PLC	1,299	47,764
Kesa Electricals PLC	1,287	4,057
Kingfisher PLC	4,354	9,739
Ladbrokes PLC	4,205	21,505
Legal & General Group PLC	34,514	68,884
Lloyds TSB Group PLC	26,280	162,665
Logica PLC	7,283	15,667
London Stock Exchange PLC	167	2,595
Man Group PLC	4,298	53,420
Marks & Spencer Group PLC	5,708	37,349
Meggitt PLC	3,472	14,696
Misys PLC	2,670	7,924
Mondi PLC	3,063	18,090
National Express Group PLC	611	11,586
National Grid PLC	19,127	251,638
Next PLC	898	17,341
Pearson PLC	4,717	57,736
Persimmon PLC	1,019	6,414
Prudential Corp., PLC	10,250	108,820
Punch Taverns PLC	1,987	12,388
Reckitt Benckiser Group PLC	8,067	408,937
Reed Elsevier PLC	6,437	73,852
Rentokil Initial PLC	3,088	6,105
Rexam PLC	3,287	25,370
Rio Tinto Corp., PLC	7,515	899,472
Rolls-Royce Group PLC (a)	14,325	97,441
Rolls-Royce Group PLC, Class B (entitlement, expiring 07/08) (a)	1,283,520	2,557
Royal Bank of Scotland Group PLC	66,426	284,468
Royal Dutch Shell PLC, Class A	27,204	1,117,863
Royal Dutch Shell PLC, Class B	19,015	765,075
SABMiller PLC	5,995	137,562

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
United Kingdom (Continued)
Sage Group PLC	9,594	$39,939
Sainsbury(J) PLC	8,103	51,365
Schroders PLC	958	17,441
Scottish & Southern Energy PLC	6,124	171,139
Serco Group PLC	791	7,054
Severn Trent PLC	1,950	49,872
Signet Group PLC	5,791	5,739
Smith & Nephew PLC	31,620	348,922
Smiths Group PLC	2,865	61,974
Stagecoach Group PLC	1,277	7,122
Tanjong PLC	8,600	36,058
Tate & Lyle PLC	3,753	29,715
Taylor Wimpey PLC	4,667	5,763
Tesco PLC	39,795	292,728
Thomson Reuters PLC	1,398	37,414
Tomkins PLC	5,994	18,028
Unilever PLC	7,356	209,378
United Business Media PLC (a)	1,638	17,798
United Utilities PLC (a)	1,489	20,361
Vodafone Group PLC	439,438	1,305,501
Whitbread PLC	1,539	37,766
William Hill PLC	3,222	20,553
Wolseley PLC	4,552	34,137
WPP Group PLC	35,387	341,326
Xstrata PLC	3,698	296,402
Yell Group PLC	3,757	5,276
		16,768,779
United States 34.8%
3M Co.	8,400	584,556
Abbott Laboratories	20,700	1,096,479
AbitibiBowater, Inc. (a)	485	4,542
Adobe Systems, Inc. (a)	9,500	374,205
Advanced Micro Devices, Inc. (a)	4,243	24,737
AES Corp. (a)	5,300	101,813
Aetna, Inc.	4,900	198,597
Affiliated Computer Services, Inc., Class A (a)	1,100	58,839
Aflac, Inc.	4,100	257,480
AGCO Corp. (a)	4,585	240,300
Agilent Technologies, Inc. (a)	4,804	170,734
Air Products & Chemicals, Inc.	3,300	326,238
Alcoa, Inc.	13,650	486,213
Allstate Corp.	5,800	264,422
Altera Corp.	2,800	57,960
Altria Group, Inc.	26,617	547,246

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
United States (Continued)
Amazon.com, Inc. (a)	3,300	$241,989
Ambac Financial Group, Inc.	1,000	1,340
Ameren Corp.	1,000	42,230
American Electric Power Co., Inc.	3,200	128,736
American Express Co.	6,200	233,554
American International Group, Inc.	20,505	542,562
American Tower Corp., Class A (a)	1,700	71,825
Ameriprise Financial, Inc.	1,100	44,737
Amgen, Inc. (a)	18,500	872,460
Anadarko Petroleum Corp.	11,100	830,724
Analog Devices, Inc.	2,900	92,133
Anheuser-Busch Co., Inc.	12,500	776,500
Aon Corp.	2,500	114,850
Apache Corp.	5,870	815,930
Apollo Group, Inc., Class A (a)	200	8,852
Apple, Inc. (a)	11,600	1,942,304
Applied Biosystems, Inc.	2,496	83,566
Applied Materials, Inc.	25,400	484,886
Archer-Daniels-Midland Co.	4,600	155,250
AT&T, Inc.	48,855	1,645,925
Autodesk, Inc. (a)	2,200	74,382
Automatic Data Processing, Inc.	6,300	263,970
Avis Budget Group, Inc. (a)	1,900	15,903
Avon Products, Inc.	11,500	414,230
Baker Hughes, Inc.	4,300	375,562
Bank of America Corp.	39,435	941,313
Bank of New York Mellon Corp.	13,805	522,243
Baxter International, Inc.	7,800	498,732
BB & T Corp.	1,500	34,155
Becton, Dickinson & Co.	3,000	243,900
Bed Bath & Beyond, Inc. (a)	3,400	95,540
Best Buy Co., Inc.	400	15,840
Biogen Idec, Inc. (a)	4,635	259,050
BJ Services Co.	1,600	51,104
BMC Software, Inc. (a)	3,100	111,600
Boeing Co.	7,900	519,188
Boston Scientific Corp. (a)	11,752	144,432
Bristol-Myers Squibb Co.	29,000	595,370
Broadcom Corp., Class A (a)	4,000	109,160
Broadridge Financial Solutions, Inc.	1,700	35,785
Burlington Northern Santa Fe Corp.	9,900	988,911
CA, Inc.	6,692	154,518
Cablevision Systems Corp., Class A (a)	3,100	70,060
Cadence Design Systems, Inc. (a)	4,400	44,440
Campbell Soup Co.	2,700	90,342

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
United States (Continued)
Capital One Financial Corp.	1,646	$62,564
Cardinal Health, Inc.	5,500	283,690
Caterpillar, Inc.	8,000	590,560
CBS Corp., Class B	14,511	282,819
Centex Corp.	200	2,674
Charles Schwab Corp.	16,400	336,856
Chesapeake Energy Corp.	2,600	171,496
Chevron Corp.	27,065	2,682,953
Chubb Corp.	4,100	200,941
CIGNA Corp.	3,600	127,404
Cincinnati Financial Corp.	1,500	38,100
Cisco Systems, Inc. (a)	102,100	2,374,846
CIT Group, Inc.	1,100	7,491
Citadel Broadcasting Corp. (a)	1,858	2,267
Citigroup, Inc.	46,849	785,189
Citrix Systems, Inc. (a)	1,600	47,056
Clear Channel Communications, Inc.	1,800	63,360
Clorox Co.	3,400	177,480
CME Group, Inc.	100	38,319
Coca-Cola Co.	23,900	1,242,322
Cognizant Technology Solutions Corp., Class A (a)	1,900	61,769
Colgate-Palmolive Co.	1,800	124,380
Comcast Corp., Class A	39,494	749,201
Comerica, Inc.	700	17,941
Computer Sciences Corp. (a)	2,000	93,680
ConAgra Foods, Inc.	6,000	115,680
ConocoPhillips	5,000	471,950
CONSOL Energy, Inc.	2,900	325,873
Consolidated Edison, Inc.	1,200	46,908
Constellation Energy Group, Inc.	900	73,890
Corning, Inc.	18,350	422,968
Costco Wholesale Corp.	3,600	252,504
Coventry Health Care, Inc. (a)	252	7,666
CSX Corp.	2,500	157,025
CVS Caremark Corp.	12,588	498,107
Danaher Corp.	8,900	687,970
Deere & Co.	10,284	741,785
Dell, Inc. (a)	31,400	687,032
Devon Energy Corp.	8,146	978,823
Discovery Holdings Co., Class A (a)	2,969	65,199
Dominion Resources, Inc.	3,500	166,215
Domtar Corp. (a)	8,300	44,931
Dover Corp.	6,900	333,753
Dow Chemical Co.	11,166	389,805
D.R. Horton, Inc.	1,100	11,935

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
United States (Continued)
Dr. Pepper Snapple Group, Inc. (a)	1,389	$29,141
DTE Energy Co.	900	38,196
Du Pont (E.I.) de Nemours & Co.	11,000	471,790
Duke Energy Corp.	6,316	109,772
Eaton Corp.	4,000	339,880
eBay, Inc. (a)	11,000	300,630
Ecolab, Inc.	4,800	206,352
Edison International	1,300	66,794
Electronic Arts, Inc. (a)	3,000	133,290
Electronic Data Systems Corp.	4,400	108,416
Eli Lilly & Co.	9,700	447,752
Embarq Corp.	590	27,889
EMC Corp. (a)	32,230	473,459
Emerson Electric Co.	11,100	548,895
Entergy Corp.	1,700	204,816
EOG Resources, Inc.	2,500	328,000
E*TRADE Financial Corp. (a)	1,200	3,768
Exelon Corp.	5,600	503,776
Express Scripts, Inc. (a)	600	37,632
Exterran Holdings, Inc. (a)	114	8,150
Exxon Mobil Corp.	73,411	6,469,711
FairPoint Communications, Inc.	509	3,670
Federal Home Loan Mortgage Corp.	100	1,640
Federal National Mortgage Association	300	5,853
FedEx Corp.	3,800	299,402
Fifth Third Bancorp	1,500	15,270
FirstEnergy Corp.	1,500	123,495
Fiserv, Inc. (a)	2,100	95,277
Fluor Corp.	2,700	502,416
Ford Motor Co. (a)	30,300	145,743
Fortune Brands, Inc.	200	12,482
FPL Group, Inc.	1,900	124,602
Franklin Resources, Inc.	200	18,330
Freeport-McMoRan Copper & Gold, Inc.	5,109	598,724
Gannett Co., Inc.	11,400	247,038
Gap, Inc.	5,025	83,767
Genentech, Inc. (a)	5,500	417,450
General Dynamics Corp.	4,200	353,640
General Electric Co.	110,042	2,937,021
General Mills, Inc.	3,100	188,387
General Motors Corp.	7,200	82,800
Genworth Financial, Inc., Class A	2,700	48,087
Genzyme Corp. (a)	2,900	208,858
Gilead Sciences, Inc. (a)	6,600	349,470
Goldman Sachs Group, Inc.	3,600	629,640

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
United States (Continued)
Google, Inc., Class A (a)	3,200	$1,684,544
Halliburton Co.	12,300	652,761
Harley-Davidson, Inc.	3,300	119,658
Hartford Financial Services Group, Inc.	2,700	174,339
Health Net, Inc. (a)	1,000	24,060
Hewlett-Packard Co.	37,600	1,662,296
H.J. Heinz Co.	5,200	248,820
Home Depot, Inc.	12,100	283,382
Honeywell International, Inc.	9,600	482,688
Hospira, Inc. (a)	1,480	59,363
H&R Block, Inc.	8,200	175,480
Hugoton Royalty Trust	200	7,400
IBM Corp.	20,900	2,477,277
Idearc, Inc.	1,060	2,491
Illinois Tool Works, Inc.	14,300	679,393
Intel Corp.	64,100	1,376,868
IntercontinentalExchange, Inc. (a)	100	11,400
International Game Technology	4,800	119,904
International Paper Co.	9,065	211,215
Intuit, Inc. (a)	3,100	85,467
ITT Industries, Inc.	700	44,331
Jabil Circuit, Inc.	100	1,641
Jacobs Engineering Group, Inc. (a)	3,600	290,520
J.C. Penney Co., Inc.	400	14,516
JDS Uniphase Corp. (a)	2,550	28,968
Johnson & Johnson	35,900	2,309,806
Johnson Controls, Inc.	7,600	217,968
JPMorgan Chase & Co.	33,381	1,145,302
Juniper Networks, Inc. (a)	6,200	137,516
KeyCorp	1,300	14,274
Kimberly-Clark Corp.	6,800	406,504
KLA-Tencor Corp.	3,700	150,627
Kohl's Corp. (a)	1,900	76,076
Kraft Foods, Inc., Class A	15,367	437,191
Kroger Co.	2,200	63,514
L-3 Communications Holdings, Inc.	400	36,348
Laboratory Corp. of America Holdings (a)	1,900	132,297
Lam Research Corp. (a)	2,500	90,375
Lear Corp. (a)	800	11,344
Lehman Brothers Holdings, Inc.	4,678	92,671
Lexmark International, Inc., Class A (a)	1,400	46,802
Liberty Global Inc., Class A (a)	2,024	63,614
Liberty Global Inc., Class C (a)	2,024	61,449
Liberty Media Corp.—Capital, Class A (a)	999	14,386
Liberty Media Corp.—Entertainment, Class A (a)	6,196	150,129

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
United States (Continued)
Liberty Media Corp.—Interactive, Class A (a)	8,399	$123,969
Limited Brands, Inc.	5,200	87,620
Lincoln National Corp.	2,315	104,916
Linear Technology Corp.	2,300	74,911
Lockheed Martin Corp.	4,500	443,970
Lowe's Cos., Inc.	6,600	136,950
LSI Corp. (a)	6,000	36,840
M & T Bank Corp.	69	4,867
Macy's, Inc.	5,678	110,267
Marathon Oil Corp.	7,000	363,090
Marriott International, Inc., Class A	400	10,496
Marsh & McLennan Cos., Inc.	4,400	116,820
Marshall & Ilsley Corp.	198	3,035
Masco Corp.	6,600	103,818
Maxim Integrated Products, Inc.	2,500	52,875
McDonald's Corp.	13,700	770,214
McKesson Corp.	3,083	172,371
MeadWestvaco Corp.	5,900	140,656
Medco Health Solutions, Inc. (a)	5,046	238,171
Medtronic, Inc.	14,500	750,375
MEMC Electronic Materials, Inc. (a)	3,400	209,236
Merck & Co., Inc.	26,600	1,002,554
Merrill Lynch & Co., Inc.	7,900	250,509
Metavante Technologies, Inc. (a)	66	1,493
MetLife, Inc.	5,500	290,235
Microchip Technology, Inc.	1,700	51,918
Micron Technology, Inc. (a)	5,800	34,800
Microsoft Corp.	135,400	3,724,854
Monsanto Co.	10,767	1,361,379
Moody's Corp.	1,800	61,992
Motorola, Inc.	29,300	215,062
National City Corp.	1,613	7,694
National Semiconductor Corp.	2,500	51,350
National-Oilwell Varco, Inc. (a)	634	56,248
NetApp, Inc. (a)	4,100	88,806
Newmont Mining Corp.	6,700	349,472
News Corp., Class A	7,945	119,493
News Corp., Class B	4,848	74,417
NII Holdings, Inc., Class B (a)	600	28,494
NiSource, Inc.	2,049	36,718
Noble Energy, Inc.	400	40,224
Norfolk Southern Corp.	3,500	219,345
Northern Trust Corp.	3,800	260,566
Northrop Grumman Corp.	4,200	280,980
Novellus Systems, Inc. (a)	300	6,357

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
United States (Continued)
Nucor Corp.	5,650	$421,886
NVIDIA Corp. (a)	3,900	73,008
Nymex Holdings, Inc.	200	16,896
NYSE Euronext	900	45,594
NYSE Euronext	110	5,596
Occidental Petroleum Corp.	8,200	736,852
Office Depot, Inc. (a)	400	4,376
Omnicom Group, Inc.	7,300	327,624
Oracle Corp. (a)	61,314	1,287,594
PACCAR, Inc.	4,562	190,828
Parker Hannifin Corp.	5,900	420,788
Patriot Coal Corp. (a)	330	50,586
Paychex, Inc.	4,100	128,248
Peabody Energy Corp.	3,600	316,980
PepsiCo, Inc.	20,800	1,322,672
Pfizer, Inc.	78,760	1,375,937
PG&E Corp.	1,900	75,411
Philip Morris International, Inc.	26,617	1,314,614
PNC Financial Services Group, Inc.	900	51,390
PPG Industries, Inc.	900	51,633
PPL Corp.	2,000	104,540
Praxair, Inc.	5,700	537,168
Principal Financial Group, Inc.	2,000	83,940
Procter & Gamble Co.	49,777	3,026,939
Progress Energy, Inc.	1,200	50,196
Progressive Corp.	5,200	97,344
Prudential Financial, Inc.	4,730	282,570
Public Service Enterprise Group, Inc.	2,200	101,046
Pulte Homes, Inc.	200	1,926
QLogic Corp. (a)	2,500	36,475
QUALCOMM, Inc.	19,200	851,904
Quest Diagnostics, Inc.	2,200	106,634
Qwest Communications International, Inc.	6,100	23,973
Range Resources Corp.	500	32,770
Raytheon Co.	5,400	303,912
Regions Financial Corp.	4,250	46,368
Rockwell Automation, Inc.	2,900	126,817
Rockwell Collins, Inc.	1,900	91,124
Rohm & Haas Co.	2,100	97,524
SAFECO Corp.	1,000	67,160
Safeway, Inc.	1,800	51,390
SanDisk Corp. (a)	1,700	31,790
Sanmina-SCI Corp. (a)	7,300	9,344
Sara Lee Corp.	9,200	112,700
Sears Holdings Corp. (a)	200	14,732

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
United States (Continued)
Sempra Energy	1,000	$56,450
SLM Corp. (a)	1,300	25,155
Southern Co.	6,300	219,996
Southwest Airlines Co.	2,900	37,816
Southwestern Energy Co. (a)	800	38,088
Sovereign Bancorp, Inc.	470	3,459
Spectra Energy Corp.	4,808	138,182
Sprint Nextel Corp.	19,700	187,150
SPX Corp.	1,500	197,595
St. Jude Medical, Inc. (a)	3,500	143,080
Staples, Inc.	8,775	208,406
Starbucks Corp. (a)	5,400	84,996
Starwood Hotels & Resorts Worldwide, Inc.	7,600	304,532
State Street Corp.	2,900	185,571
Stryker Corp.	2,500	157,200
Sun Microsystems, Inc. (a)	9,575	104,176
Sunoco, Inc.	400	16,276
SunTrust Banks, Inc.	1,100	39,842
SUPERVALU, Inc.	255	7,877
Synopsys, Inc. (a)	1,200	28,692
Synthes, Inc.	3,296	454,287
Sysco Corp.	400	11,004
T. Rowe Price Group, Inc.	600	33,882
Target Corp.	7,800	362,622
Tellabs, Inc. (a)	302	1,404
Tenet Healthcare Corp. (a)	6,650	36,974
Teradyne, Inc. (a)	100	1,107
Texas Instruments, Inc.	16,300	459,008
Textron, Inc.	2,400	115,032
Thermo Fisher Scientific, Inc. (a)	448	24,967
Time Warner, Inc.	44,400	657,120
TJX Cos., Inc.	5,400	169,938
Travelers Cos., Inc.	5,069	219,995
Tyson Foods, Inc.,, Class A	338	5,050
Union Pacific Corp.	4,800	362,400
United Parcel Service, Inc., Class B	8,400	516,348
United Technologies Corp.	11,300	697,210
UnitedHealth Group, Inc.	14,354	376,793
UnumProvident Corp.	1,800	36,810
U.S. Bancorp	11,250	313,763
Valero Energy Corp.	6,844	281,836
VeriSign, Inc. (a)	2,300	86,940
Verizon Communications, Inc.	26,800	948,720
Viacom, Inc., Class B (a)	11,911	363,762
Vulcan Materials Co.	1,850	110,593

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
United States (Continued)
Wachovia Corp.	10,104	$156,915
Walgreen Co.	5,500	178,805
Wal-Mart Stores, Inc.	15,500	871,100
Walt Disney Co.	32,700	1,020,240
Washington Mutual, Inc.	300	1,479
Waters Corp. (a)	500	32,250
WellPoint, Inc. (a)	4,900	233,534
Wells Fargo & Co.	19,700	467,875
Western Union Co.	9,051	223,741
Weyerhaeuser Co.	5,000	255,700
Williams Cos., Inc.	3,000	120,930
Windstream Corp.	1,611	19,880
Wm. Wrigley Jr. Co.	150	11,667
Wyeth	15,400	738,584
Wyndham Worldwide Corp.	3,600	64,476
Xcel Energy, Inc.	2,100	42,147
Xerox Corp.	12,700	172,212
Xilinx, Inc.	2,600	65,650
XTO Energy, Inc.	4,682	320,764
Yahoo!, Inc. (a)	16,900	349,154
Yum! Brands, Inc.	6,200	217,558
Zimmer Holdings, Inc. (a)	2,660	181,013
		114,324,971
Total Common Stocks 78.7%		258,860,915
Preferred Stocks 2.3%
Australia 0.0%
BBI EPS, Ltd.	148	98
Brazil 2.1%
All America Latina Logistica, SA	14,700	189,172
Ambev	7,086	447,632
Aracruz Celulose, SA	11,381	83,205
Banco Bradesco, SA	18,672	384,249
Banco Itau Holdings Financeira, SA	27,474	558,700
Brasil Telecom Participacoes, SA	6,142	90,458
CEMIG	5,211	126,382
Companhia Vale do Rio Doce	43,340	1,289,575
Contax Participacoes, SA	330	9,424
Electrobras, SA (a)	3,873	62,935
Embratel Participacoes, SA	2,943,674	26,258
Gerdau, SA	18,932	453,489
Klabin, SA	17,778	66,428

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Brazil (Continued)
Petroleo Brasileiro, SA	74,776	$2,155,448
Sadia, SA	51,405	364,270
Tele Norte Leste Participacoes, SA	8,487	212,771
Usinas Siderurgicas de Minas Gerais, SA, Class A	3,973	195,788
Vivo Participacoes, SA (a)	11,612	74,535
Votorantim Celulose e Papel, SA (a)	2,526	67,928
		6,858,647
Germany 0.1%
Henkel AG & Co. KGaA	1,416	56,427
Porsche, Automobil Holdings SE	1,868	287,902
RWE, AG	236	23,762
Volkswagen, AG	713	103,311
		471,402
Japan 0.0%
Ito En, Ltd.	200	2,128
Republic of Korea (South Korea) 0.0%
Samsung Electronics Co., Ltd.	243	104,768
Russia 0.1%
Surgutneftegaz—ADR	27,000	151,200
Total Preferred Stocks 2.3%		7,588,243
Total Common and Preferred Stocks 81.0%		266,449,158
Investment Companies 0.0%
Bell Aliant Regional Communications Income Fund	457	13,026
CI Financial Income Fund	4,000	86,300
Total Investment Companies		99,326
Total Long-Term Investments 81.0% (Cost $231,116,673)		266,548,484
Repurchase Agreements 10.7%
Banc of America Securities ($10,689,063 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.50%, dated 06/30/08, to be sold on 07/01/08 at $10,689,805)		10,689,063
Citigroup Global Markets, Inc. ($10,689,062 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.50%, dated 06/30/08, to be sold on 07/01/08 at $10,689,805)		10,689,062

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Value
Repurchase Agreements (Continued)
JPMorgan Chase & Co. ($3,206,719 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.60%, dated 06/30/08, to be sold on 07/01/08 at $3,206,950)	$3,206,719
State Street Bank & Trust Co. ($10,563,156 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.85%, dated 06/30/08, to be sold on 07/01/08 at $10,563,699)	10,563,156
Total Repurchase Agreements (Cost $35,148,000)	35,148,000
Total Investments 91.7% (Cost $266,264,673)	301,696,484
Foreign Currency 7.1% (Cost $22,822,379)	23,150,665
Other Assets in Excess of Liabilities 1.2%	4,014,897
Net Assets 100.0%	$328,862,046

ADR—American Depositary Receipt

CVA—Certification Van Aandelen

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Futures contracts outstanding as of June 30, 2008:

Futures Contracts	Contracts	Unrealized Appreciation/ Depreciation
Long Contracts:
DJ Euro Stoxx 50 Index, September 2008 (Current Notional Value of 53,254 $per contract)	273	$(777,714)
FTSE 100 Index, September 2008 (Current Notional Value of 112,398 $per contract)	29	(161,724)
Hang Seng Stock Index, July 2008 (Current Notional Value of 141,840 $per contract)	5	(22,011)
H Shares Index Futures, July 2008 (Current Notional Value of 76,274 $per contract)	19	(37,288)
MSCI Singapore Index Future, July 2008 (Current Notional Value of $52,742 per contract)	31	(28,489)
MSCI Taiwan Stock Index, July 2008 (Current Notional Value of $28,750 per contract)	162	(180,147)
S & P Mini 500 Index Futures, September 2008 (Current Notional Value of $64,055 per contract)	24	(91,733)
Share Price Index 200, September 2008 (Current Notional Value of $124,592 per contract)	26	(105,428)
Topix Index, September 2008 (Current Notional Value of 124,382 $per contract)	69	(773,056)
Total Futures Contracts	638	$(2,177,590)

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Forward foreign currency contracts outstanding as of June 30, 2008:
	In Exchange for	Current Value	Unrealized Appreciation/ Depreciation
Long Contracts:
Australian Dollar 1,185,489 expiring 09/11/08	US$	$1,125,730	$17,084
Euro 603,443 expiring 09/11/08	US$	946,600	17,751
2,512,794 expiring 09/11/08	US$	3,941,734	71,540
9,236,460 expiring 09/11/08	US$	14,488,916	256,455
1,447,432 expiring 09/11/08	US$	2,270,536	37,004
			382,750
Japanese Yen 552,063,397 expiring 09/11/08	US$	5,219,580	26,133
1,401,241,784 expiring 09/11/08	US$	13,248,284	104,043
			130,176
Pound Sterling 3,429,516 expiring 09/11/08	US$	6,793,360	139,241
5,669,383 expiring 09/11/08	US$	11,230,200	224,171
			363,412
Swiss Franc 820,695 expiring 09/11/08	US$	803,911	13,322
Total Long Contracts			$906,744
Short Contracts:
Euro 4,122,141 expiring 09/11/08	US$	$6,466,261	$(112,021)
218,454 expiring 09/11/08	US$	342,681	(5,943)
1,484,802 expiring 09/11/08	US$	2,329,157	(35,124)
			(153,088)
Hong Kong Dollar 62,532,288 expiring 09/11/08	US$	8,031,112	(8,259)
Japanese Yen 940,243,021 expiring 09/11/08	US$	8,889,691	(62,693)
196,632,480 expiring 09/11/08	US$	1,859,096	(15,914)
492,840,049 expiring 09/11/08	US$	4,659,642	(38,848)
633,213,780 expiring 09/11/08	US$	5,986,830	(51,860)
			(169,315)
Pound Sterling 1,346,188 expiring 09/11/08	US$	2,666,597	(52,839)
957,304 expiring 09/11/08	US$	1,896,277	(38,700)
516,522 expiring 09/11/08	US$	1,023,152	(25,852)
			(117,391)
Total Short Contracts			$(448,053)
Total Forward Foreign Currency Contracts			$458,691

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Summary of Long-Term Investments by Industry Classification (Unaudited)

Industry	Value	Percent of Net Assets
Integrated Oil & Gas	$24,788,780	7.5%
Diversified Banks	18,067,594	5.5
Pharmaceuticals	13,136,177	4.0
Oil & Gas Exploration & Production	9,645,688	2.9
Integrated Telecommunication Services	8,779,903	2.6
Computer Hardware	7,344,855	2.2
Diversified Metals & Mining	6,041,732	1.8
Industrial Conglomerates	5,877,758	1.8
Communications Equipment	5,714,630	1.7
Steel	5,654,809	1.7
Industrial Machinery	5,468,079	1.7
Systems Software	5,349,509	1.6
Wireless Telecommunication Services	4,983,526	1.5
Electric Utilities	4,951,938	1.5
Packaged Foods & Meats	4,654,145	1.4
Household Products	4,491,274	1.4
Health Care Equipment	4,438,071	1.4
Automobile Manufacturers	4,127,707	1.3
Fertilizers & Agricultural Chemicals	3,936,583	1.2
Aerospace & Defense	3,905,950	1.2
Oil & Gas Equipment & Services	3,769,235	1.2
Real Estate Management & Development	3,371,726	1.0
Heavy Electrical Equipment	3,289,994	1.0
Other Diversified Financial Services	3,289,030	1.0
Construction & Engineering	3,237,027	1.0
Tobacco	3,169,785	1.0
Semiconductors	3,160,987	1.0
Construction & Farm Machinery & Heavy Trucks	3,051,634	0.9
Railroads	2,898,210	0.9
Diversified Chemicals	2,888,763	0.9
Apparel, Accessories & Luxury Goods	2,755,486	0.8
Soft Drinks	2,645,256	0.8
Internet Software & Services	2,520,359	0.8
Movies & Entertainment	2,430,892	0.7
Life & Health Insurance	2,311,320	0.7
Investment Banking & Brokerage	2,215,167	0.7
Biotechnology	2,171,766	0.7
Multi-Utilities	2,104,887	0.6
Property & Casualty Insurance	2,090,876	0.6
Brewers	2,083,783	0.6
Hypermarkets & Super Centers	2,067,618	0.6
Broadcasting & Cable TV	1,927,299	0.6
Application Software	1,864,536	0.6
Oil & Gas Refining & Marketing	1,777,160	0.5
Trading Companies & Distributors	1,721,049	0.5
Multi-Line Insurance	1,591,216	0.5

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Summary of Long-Term Investments by Industry Classification (Unaudited) continued

Industry	Value	Percent of Net Assets
Electronic Equipment Manufacturers	$1,555,067	0.5%
Industrial Gases	1,503,292	0.5
Restaurants	1,356,621	0.4
Oil & Gas Drilling	1,327,743	0.4
Semiconductor Equipment	1,285,352	0.4
Gold	1,254,439	0.4
Asset Management & Custody Banks	1,249,462	0.4
Food Retail	1,242,329	0.4
Consumer Electronics	1,232,193	0.4
Air Freight & Logistics	1,146,769	0.4
IT Consulting & Other Services	1,115,085	0.3
Coal & Consumable Fuels	1,114,591	0.3
Electrical Components & Equipment	1,070,970	0.3
Regional Banks	1,033,969	0.3
Specialty Chemicals	1,018,771	0.3
Paper Products	1,018,248	0.3
Data Processing & Outsourced Services	1,009,449	0.3
Managed Health Care	968,053	0.3
Office Electronics	936,502	0.3
Hotels, Resorts & Cruise Lines	867,409	0.3
Homebuilding	867,352	0.3
Apparel Retail	853,896	0.3
Agricultural Products	851,676	0.3
Computer Storage & Peripherals	835,257	0.3
Building Products	814,483	0.3
Auto Parts & Equipment	809,921	0.3
Diversified Capital Markets	794,883	0.2
Publishing	781,948	0.2
Construction Materials	765,725	0.2
Personal Products	745,425	0.2
Advertising	713,856	0.2
Department Stores	706,209	0.2
Drug Retail	676,912	0.2
Health Care Services	672,713	0.2
Aluminum	606,212	0.2
Specialized Finance	586,418	0.2
Home Entertainment Software	584,015	0.2
Water Utilities	524,884	0.2
Oil & Gas Storage & Transportation	502,332	0.2
Health Care Distributors	499,622	0.2
Forest Products	495,655	0.2
Precious Metals & Minerals	495,418	0.2
Highways & Railtracks	492,645	0.1
Home Improvement Retail	459,827	0.1
Consumer Finance	459,754	0.1
Gas Utilities	456,785	0.1

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Summary of Long-Term Investments by Industry Classification (Unaudited) continued

Industry	Value	Percent of Net Assets
Electronic Manufacturing Services	$443,062	0.1%
Marine	427,518	0.1
Commodity Chemicals	427,511	0.1
Casinos & Gaming	422,676	0.1
General Merchandise Stores	409,312	0.1
Independent Power Producers & Energy Traders	381,564	0.1
Distributors	356,056	0.1
Distillers & Vintners	340,508	0.1
Tires & Rubber	295,517	0.1
Marine Ports & Services	283,687	0.1
Life Sciences Tools & Services	261,639	0.1
Health Care Supplies	259,926	0.1
Internet Retail	241,989	0.1
Airlines	238,541	0.1
Specialty Stores	238,476	0.1
Insurance Brokers	231,670	0.1
Diversified Commercial & Professional Services	216,895	0.1
Reinsurance	204,928	0.1
Thrifts & Mortgage Finance	183,639	0.1
Motorcycle Manufacturers	180,984	0.1
Specialized Consumer Services	175,480	0.0	*
Trucking	175,346	0.0	*
Leisure Products	175,040	0.0	*
Office	161,171	0.0	*
Commercial Printing	147,471	0.0	*
Catalog Retail	136,154	0.0	*
Paper Packaging	128,676	0.0	*
Retail REIT's	120,040	0.0	*
Computer & Electronics Retail	119,719	0.0	*
Photographic Products	102,180	0.0	*
Investment Companies	99,326	0.0	*
Home Furnishing Retail	98,886	0.0	*
Footwear	92,015	0.0	*
Metal & Glass Containers	91,742	0.0	*
Food Distributors	78,874	0.0	*
Education Services	52,410	0.0	*
Health Care Facilities	52,321	0.0	*
Leisure Facilities	47,945	0.0	*
Automotive Retail	46,542	0.0	*
Housewares & Specialties	37,883	0.0	*
Household Appliances	37,078	0.0	*
Human Resource & Employment Services	34,038	0.0	*
Office Services & Supplies	29,536	0.0	*
Multi-Sector Holdings	23,367	0.0	*
Airport Services	19,990	0.0	*
Textiles	18,668	0.0	*

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2008 continued

Summary of Long-Term Investments by Industry Classification (Unaudited) continued

Industry	Value	Percent of Net Assets
Environmental & Facilities Services	$17,134	0.0	%*
Home Furnishings	16,266	0.0	*
Industrial	16,243	0.0	*
Technology Distributors	10,602	0.0	*
Noncaptive-Diversified Finance	9,424	0.0	*
Health Care Technology	6,300	0.0	*
Diversified REIT's	613	0.0	*
	$266,548,484	81.0%

*  Amount is less than 0.1%

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2008

Assets:
Total Investments (Including repurchase agreements of $35,148,000) (Cost $266,264,673)	$301,696,484
Foreign Currency (Cost $22,822,379)	23,150,665
Cash (Restricted Cash $5,677,300)	5,678,185
Receivables:
Fund Shares Sold	660,120
Dividends	635,961
Investments Sold	166,929
Interest	2,259
Forward Foreign Currency Contracts	906,744
Other	312,748
Total Assets	333,210,095
Liabilities:
Payables:
Variation Margin on Futures	2,177,590
Fund Shares Repurchased	949,317
Investment Advisory Fee	202,529
Distributor and Affiliates	90,149
Investments Purchased	2,557
Forward Foreign Currency Contracts	448,053
Directors' Deferred Compensation and Retirement Plans	188,961
Accrued Expenses	288,893
Total Liabilities	4,348,049
Net Assets	$328,862,046
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$298,146,219
Net Unrealized Appreciation	34,083,771
Accumulated Undistributed Net Investment Income	(629,457)
Accumulated Net Realized Loss	(2,738,487)
Net Assets	$328,862,046
Maximum Offering Price Per Share:
Class A Shares: Net asset value and redemption price per share (Based on net assets of $240,824,366 and 13,300,230 shares of beneficial interest issued and outstanding)	$18.11
Maximum sales charge (5.75%* of offering price)	1.10
Maximum offering price to public	$19.21
Class B Shares: Net asset value and offering price per share (Based on net assets of $52,148,019 and 3,091,345 shares of beneficial interest issued and outstanding)	$16.87
Class C Shares: Net asset value and offering price per share (Based on net assets of $35,889,661 and 2,130,989 shares of beneficial interest issued and outstanding)	$16.84

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $443,241)	$7,616,144
Interest	1,086,351
Total Income	8,702,495
Expenses:
Investment Advisory Fee	3,649,048
Distribution (12b-1) and Service Fees
Class A	654,025
Class B	273,448
Class C	402,383
Transfer Agent Fees	875,764
Custody	384,384
Accounting and Administrative Expenses	209,441
Reports to Shareholders	106,894
Professional Fees	99,794
Registration Fees	56,109
Directors' Fees and Related Expenses	28,178
Other	32,412
Total Expenses	6,771,880
Expense Reduction	138,328
Less Credits Earned on Cash Balances	12,576
Net Expenses	6,620,976
Net Investment Income	$2,081,519
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$53,425,857
Foreign Currency Transactions	399,746
Forward Foreign Currency Contracts	(2,130,408)
Futures	(5,645,857)
Net Realized Gain	46,049,338
Unrealized Appreciation/Depreciation:
Beginning of the Period	111,384,573
End of the Period:
Investments	35,431,811
Foreign Currency Translation	370,859
Forward Commitments	458,691
Futures	(2,177,590)
34,083,771
Net Unrealized Depreciation During the Period	(77,300,802)
Net Realized and Unrealized Loss	$(31,251,464)
Net Decrease in Net Assets From Operations	$(29,169,945)

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2008	For The Year Ended June 30, 2007
From Investment Activities:
Operations:
Net Investment Income	$2,081,519	$1,779,384
Net Realized Gain	46,049,338	42,911,918
Net Unrealized Appreciation/Depreciation During the Period	(77,300,802)	35,417,216
Change in Net Assets from Operations	(29,169,945)	80,108,518
Distributions from Net Investment Income:
Class A Shares	(3,915,669)	(2,153,758)
Class B Shares	(1,039,489)	(703,433)
Class C Shares	(382,058)	(90,017)
Total Distributions	(5,337,216)	(2,947,208)
Net Change in Net Assets from Investment Activities	(34,507,161)	77,161,310
From Capital Transactions:
Proceeds from Shares Sold	74,832,263	51,217,578
Net Asset Value of Shares Issued Through Dividend Reinvestment	5,103,987	2,764,108
Cost of Shares Repurchased	(86,287,998)	(96,465,262)
Net Change in Net Assets from Capital Transactions	(6,351,748)	(42,483,576)
Total Increase/Decrease in Net Assets	(40,858,909)	34,677,734
Net Assets:
Beginning of the Period	369,720,955	335,043,221
End of the Period (Including accumulated undistributed net investment income of $(629,457) and $4,125,245, respectively)	$328,862,046	$369,720,955

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of the Period	$19.89	$15.84	$13.64	$12.60	$10.47
Net Investment Income (a)	0.13	0.11	0.09	0.07	0.02
Net Realized and Unrealized Gain/Loss	(1.62)	4.10	2.23	0.99	2.19
Total from Investment Operations	(1.49)	4.21	2.32	1.06	2.21
Less:
Distributions from Net Investment Income	0.29	0.16	0.12	0.02	0.08
Net Asset Value, End of the Period	$18.11	$19.89	$15.84	$13.64	$12.60
Total Return* (b)	–7.64%	26.70%	17.07%	8.45%	21.15%
Net Assets at End of the Period (In millions)	$240.8	$263.6	$218.8	$184.6	$179.8
Ratio of Expenses to Average Net Assets*	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of Net Investment Income to Average Net Assets*	0.69%	0.61%	0.62%	0.56%	0.20%
Portfolio Turnover	36%	18%	35%	20%	35%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.74%	1.76%	1.93%	1.90%	1.88%
Ratio of Net Investment Income to Average Net Assets	0.65%	0.55%	0.39%	0.36%	0.02%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2008		2007		2006		2005		2004
Net Asset Value, Beginning of the Period	$18.59		$14.82		$12.74		$11.75		$9.71
Net Investment Income (a)	0.09		0.09		0.10		0.07		-0-	(c)
Net Realized and Unrealized Gain/Loss	(1.52)		3.85		2.10		0.92		2.04
Total from Investment Operations	(1.43)		3.94		2.20		0.99		2.04
Less:
Distributions from Net Investment Income	0.29		0.17		0.12		-0-		-0-
Net Asset Value, End of the Period	$16.87		$18.59		$14.82		$12.74		$11.75
Total Return* (b)	–7.88	%(d)	26.73	%(d)	17.29	%(d)	8.43	%(d)	21.26	%(d)
Net Assets at End of the Period (In millions)	$52.1		$65.2		$81.9		$104.1		$117.7
Ratio of Expenses to Average Net Assets*	1.89	%(d)	1.71	%(d)	1.58	%(d)	1.69	%(d)	1.86	%(d)
Ratio of Net Investment Income to Average Net Assets*	0.49	%(d)	0.56	%(d)	0.67	%(d)	0.55	%(d)	0.04	%(d)
Portfolio Turnover	36%		18%		35%		20%		35%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.94	%(d)	1.78	%(d)	1.81	%(d)	1.89	%(d)	2.04	%(d)
Ratio of Net Investment Income/Loss to Average Net Assets	0.44	%(d)	0.49	%(d)	0.44	%(d)	0.35	%(d)	(0.14	%)(d)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after teh fifth year. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of the Period	$18.54	$14.79	$12.73	$11.83	$9.84
Net Investment Loss (a)	(0.01)	(0.02)	(0.02)	(0.03)	(0.06)
Net Realized and Unrealized Gain/Loss	(1.52)	3.81	2.09	0.93	2.05
Total from Investment Operations	(1.53)	3.79	2.07	0.90	1.99
Less
Distributions from Net Investment Income	0.17	0.04	0.01	-0-	-0-
Net Asset Value, End of the Period	$16.84	$18.54	$14.79	$12.73	$11.83
Total Return* (b)	-8.35%	25.66%	16.27%	7.61%	20.22%
Net Assets at End of the Period (In millions)	$35.9	$40.9	$34.3	$33.6	$38.4
Ratio of Expenses to Average Net Assets*	2.45%	2.46%	2.45%	2.45%	2.45%
Ratio of Net Investment Loss to Average Net Assets*	(0.07%)	(0.15%)	(0.16%)	(0.22%)	(0.58%)
Portfolio Turnover	36%	18%	35%	20%	35%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.49%	2.52%	2.68%	2.65%	2.63%
Ratio of Net Investment Loss to Average Net Assets	(0.11%)	(0.21%)	(0.39%)	(0.42%)	(0.76%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2008

1.  Significant Accounting Policies

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 as amended, (the "1940 Act"). The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of June 30, 2008, there have been no sales of Class I Shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2008 continued

aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on December 31, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended June 30, 2008, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $47,489,284. At June 30, 2008, the Fund had an accumulated capital loss carry forward of $760,138, which will expire according to the following schedule:

Amount	Expiration
$760,138	June 30, 2012

At June 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$268,744,946
Gross tax unrealized appreciation	$60,412,657
Gross tax unrealized depreciation	(27,461,119)
Net tax unrealized appreciation on investments	$32,951,538

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2008 continued

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2008 and 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$5,337,216	$3,332,260
Long-term capital gain	-0-	-0-
	$5,337,216	$3,332,260

Permanent differences, primarily due to the Fund's recognition of net realized gains on foreign currency transactions, the sale of Passive Foreign Investment Company securities, and the Fund's investment in other regulated investment companies, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2008:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Capital
$(1,499,005)	$1,499,005	$-0-

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,139,280

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures transactions on June 30, 2008.

F.  Credits Earned on Cash Balances During the year ended June 30, 2008, the Fund's custody fee was reduced by 12,576 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2008 continued

translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $750 million	1.00%
Next $500 million	0.95%
Over $1.25 billion	0.90%

The Fund's Adviser is currently waiving or reimbursing all or a portion of the Fund's advisory fees or other expenses. This resulted in net expense ratios of 1.70%, 1.89% and 2.45% for Classes A, B, and C Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended June 30, 2008, the Adviser waived or reimbursed approximately $138,300 of advisory fees or other expenses.

For the year ended June 30, 2008, the Fund recognized expenses of approximately $7,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $59,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $475,600 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2008 continued

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $98,300 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2008, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $60,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $60,100. Sales charges do not represent expenses of the Fund.

3.  Capital Transactions

For the years ended June 30, 2008 and 2007, transactions were as follows:

	For The Year Ended June 30, 2008		For The Year Ended June 30, 2007
	Shares	Value	Shares	Value
Sales:
Class A	2,498,521	$49,705,396	2,180,871	$38,669,926
Class B	1,065,924	19,887,148	489,952	8,240,413
Class C	283,260	5,239,719	254,887	4,307,239
Total Sales	3,847,705	$74,832,263	2,925,710	$51,217,578
Dividend Reinvestment:
Class A	183,119	$3,742,876	114,199	$2,019,349
Class B	52,977	1,010,812	40,063	661,709
Class C	18,350	350,299	5,018	83,050
Total Dividend Reinvestment	254,446	$5,103,987	159,280	$2,764,108
Repurchases:
Class A	(2,630,487)	$(51,634,988)	(2,858,725)	$(50,322,521)
Class B	(1,536,895)	(27,839,508)	(2,542,995)	(40,048,169)
Class C	(378,286)	(6,813,502)	(374,775)	(6,094,572)
Total Repurchases	(4,545,668)	$(86,287,998)	(5,776,495)	$(96,465,262)

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For year ended June 30, 2008, the Fund received redemption fees of approximately $14,900, which are reported as part of "Cost of

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2008 continued

Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $116,123,997 and $175,239,574, respectively.

6.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

A.  Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions.

B.  Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. Restricted Cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

Transactions in futures contracts for the year ended June 30, 2008, were as follows:

Contracts
Outstanding at June 30, 2007	218
Futures Opened	6,837
Futures Closed	(6,417)
Outstanding at June 30, 2008	638

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2008 continued

7. Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $420,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Van Kampen Global Equity Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Global Equity Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 18, 2008

Van Kampen Global Equity Allocation Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Jerry W. Miller
President and Principal Executive Officer

Dennis Shea
Vice President

Kevin Klingert
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2008. For corporate shareholders 35% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $5,337,216 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Global Equity Allocation Fund

Director and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds' Board of Directors and the Funds' officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (69) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Director	Director since 1997	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority ("FINRA"), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Interested Director*

Name, Age and Address of Interested Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†  See Table D below.

††  As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since May 2008. President and Chief Executive Officer of Van Kampen Investments since June 2008. Central Division Director for Morgan Stanley's Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer — Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since March 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since March 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel — U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Your Notes

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

450, 550, 650
MSGEANN 8/08
IU08-04299P-Y06/08

ANNUAL REPORT

June 30, 2008

MUTUAL FUNDS

Van Kampen

Global Franchise Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Franchise Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 6/30/08

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 9/30/98 (the first month-end after inception) through 6/30/08. Class A shares, adjusted for sales charges.

	A Shares since 9/25/98		B Shares since 9/25/98		C Shares since 9/25/98		I Shares since 10/13/06
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charges	w/o sales charges	w/max 5.00% sales charges	w/o sales charges	w/max 1.00% sales charges	w/o sales charges
Since Inception	12.97%	12.29%	12.26%	12.26%	12.20%	12.20%	0.32%
5-year	11.38	10.06	10.68	10.48	10.56	10.56	—
1-year	–13.89	–18.85	–14.01	–17.91	–14.51	–15.29	–13.65

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and

1

(v) certain Van Kampen investment companies. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

MSCI World Index (with net dividends) is a free float-adjusted market capitalization index that is designed to measure global, developed market equity performance. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index does not include any expenses, fees or sales charges, which would lower performance. The Index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

2

Fund Report

For the 12-month period ended June 30, 2008

Market Conditions

In the 12-month period ended June 30, 2008, the global market, as represented by the MSCI World Index, was driven by strong performance in the energy, materials and utilities sectors. Over the same period, the two worst performing sectors in the Index were financials and consumer discretionary. Of these groups, energy, utilities and most financials stocks fundamentally do not meet our investment criteria. The resulting lack of exposure to these areas has been a key factor in shaping the Fund's relative performance (both upside and downside) in this reporting period and over the past few years.

In all market environments, we pursue a strategy that is driven by finding companies of exceptional quality at compelling value. We manage a concentrated portfolio, as only a relatively small number of companies meet our stringent quality and valuation criteria. Because of this concentration, and the fact that we do not use benchmarks as a portfolio construction tool, our strategy has a low correlation to the Index. As a result, the Fund's short-term performance does not follow that of the markets.

Performance Analysis

All share classes of Van Kampen Global Franchise Fund underperformed the MSCI World Index with net dividends for the 12 months ended June 30, 2008, assuming no deduction of applicable sales charges.

The top contributors to absolute return were Nestle, Kone, Numico, British American Tobacco and Altria Group. The largest detractors from absolute performance were C&C Group, Career Education, Scotts Miracle-Gro, WPP Group, and Wolters Kluwer.

June was one of the worst months for global stock markets in over 60 years. In this environment the Fund experienced one of its worst monthly declines in its 10-year

Total returns for the 12-month period ended June 30, 2008

Class A	Class B	Class C	Class I	MSCI World Index with net dividends
–13.89%	–14.01%	–14.51%	–13.65%	–10.68%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

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history. As we mentioned above, stocks in the energy and other commodity-related industries fundamentally do not meet our investment criteria and are not held in the Fund. As oil prices have moved substantially above $100 per barrel, each step up in oil prices has been marked by a retreat in equity markets. This obvious consequence of investor doubt over future economic growth has been exaggerated, particularly in the second quarter of 2008, by worries arising from the global credit crunch, and stocks from all sectors, including the exceptionally high-quality franchise businesses in the Fund, have been impacted.

With the energy and materials sectors strongly outperforming all other sectors during the review period, the Fund's zero weight in energy and substantial underweight in materials were among the chief detractors from the Fund's relative underperformance. In the materials sector, the Fund's only holding is Scotts Miracle-Gro, which we believe demonstrates characteristics of a consumer goods company, but because of the raw materials it uses to manufacture its lawn care products it is classified within the MSCI World Index as a materials stock.

Partially offsetting the negative relative results was the Fund's very minimal exposure to the financials sector, which was the worst performing group in the MSCI World Index during the review period. The Fund held no financials stocks until the fourth quarter of 2007, when we initiated a position in debt ratings company Moody's. Unlike many financial companies, Moody's is not involved in the business of lending, but instead operates more like a financial publisher. Because we avoid companies with substantial debt on their balance sheets, we hold no banks, no insurance companies nor any property companies in the Fund's portfolio. The companies in these sub-sectors have suffered most significantly from the subprime debt crisis and the ensuing credit crunch; not holding any of these stocks was substantially beneficial to the Fund's return during the period.

We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high-quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top 10 Holdings as of 6/30/08
British American Tobacco PLC	9.0%
Imperial Tobacco Group PLC	7.6
Swedish Match AB	5.0
Reckitt Benckiser PLC	4.8
Philip Morris International, Inc.	4.3
Cadbury PLC	4.3
Unilever PLC	4.3
Reed Elsevier, NV	4.1
Wolters Kluwer, NV CVA	3.9
Experian Group Ltd.	3.5
Summary of Investments by Country Classification as of 6/30/08
United Kingdom	38.6%
United States	29.1
Netherlands	8.0
Switzerland	6.3
France	5.3
Sweden	5.0
Finland	3.1
Japan	2.5
Ireland	2.0
Total Long-Term Investments	99.9
Total Repurchase Agreements	0.2
Total Investments	100.1
Foreign Currency	0.1
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the countries shown above.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

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Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

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Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/08 - 6/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/08	6/30/08	1/1/08-6/30/08
Class A
Actual	$1,000.00	$860.08	$5.36
Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	5.82
Class B
Actual	1,000.00	860.52	5.27
Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.72
Class C
Actual	1,000.00	857.31	8.68
Hypothetical (5% annual return before expenses)	1,000.00	1,015.51	9.42
Class I
Actual	1,000.00	861.44	4.26
Hypothetical (5% annual return before expenses)	1,000.00	1,020.29	4.62

*  Expenses are equal to the Fund's annualized expense ratio of 1.16%, 1.14%, 1.88% and 0.92% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratios for Class B and C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

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Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreements require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Directors considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the

9

foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about

10

its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

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Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2008

Description	Number of Shares	Value
Common Stocks 99.9%
Finland 3.1%
Kone Oyj, Class B	1,605,912	$56,485,123
France 5.3%
Groupe DANONE	613,780	43,099,949
Pernod Ricard, SA	511,174	52,514,404
		95,614,353
Ireland 2.0%
C&C Group PLC	6,336,476	35,117,179
Japan 2.5%
Kao Corp.	1,739,000	45,610,162
Netherlands 8.0%
Reed Elsevier, NV	4,335,001	73,098,395
Wolters Kluwer, NV CVA	3,029,983	70,795,110
		143,893,505
Sweden 5.0%
Swedish Match AB	4,351,558	89,235,679
Switzerland 6.3%
Nestle, SA (Registered)	1,282,920	57,970,327
Novartis, AG	1,016,443	55,968,791
		113,939,118
United Kingdom 38.6%
British American Tobacco PLC	4,683,175	162,217,034
Cadbury PLC	6,180,523	77,864,992
Diageo PLC	2,432,508	44,769,551
Experian Group Ltd.	8,535,660	63,544,036
Imperial Tobacco Group PLC	3,676,778	137,024,329
Reckitt Benckiser PLC	1,700,074	86,181,114
Unilever PLC	2,730,036	77,706,454
WPP Group PLC	4,807,192	46,367,917
		695,675,427
United States 29.1%
Brown Forman Corp., Class B	745,840	56,363,129
Career Education Corp. (a)	1,477,004	21,579,028
Dr. Pepper Snapple Group, Inc. (a)	865,985	18,168,370
Estee Lauder Cos., Inc., Class A	649,890	30,187,391
Fortune Brands, Inc.	769,751	48,040,160
Harley Davidson, Inc.	1,334,256	48,380,123
Kellogg Co.	937,545	45,020,911
Moody's Corp.	1,095,715	37,736,425
Philip Morris International, Inc.	1,582,289	78,149,254

See Notes to Financial Statements
12

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
United States (Continued)
Procter & Gamble Co.	751,346	$45,689,350
Scotts Miracle Gro Co., Class A	1,101,186	19,347,838
Starbucks Corp. (a)	2,207,515	34,746,286
Weight Watchers International, Inc.	1,163,176	41,420,697
		524,828,962
Total Long-Term Investments 99.9% (Cost $1,598,409,342)		1,800,399,508

Repurchase Agreements 0.2%
Banc of America Securities ($826,283 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.50%, dated 06/30/08, to be sold on 07/01/08 at $826,340)	826,283
Citigroup Global Markets, Inc. ($826,282 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.50%, dated 06/30/08, to be sold on 07/01/08 at $826,340)	826,282
JPMorgan Chase & Co. ($247,885 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.60%, dated 06/30/08, to be sold on 07/01/08 at $247,903)	247,885
State Street Bank & Trust Co. ($816,550 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.85%, dated 06/30/08, to be sold on 07/01/08 at $816,592)	816,550
Total Repurchase Agreements 0.2% (Cost $2,717,000)	2,717,000
Total Investments 100.1% (Cost $1,601,126,342)	1,803,116,508
Foreign Currency 0.1% (Cost $2,160,630)	2,188,795
Liabilities in Excess of Other Assets (0.2%)	(3,361,293)
Net Assets 100.0%	$1,801,944,010

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security.

CVA—Certification Van Aandelen

See Notes to Financial Statements
13

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2008 continued

Forward Foreign Currency Contracts Outstanding as of June 30, 2008:

	In Exchange for	Current Value	Unrealized Appreciation/ Depreciation
Short Contracts:
British Pound, 180,040,000 expiring 07/24/08	US $	$357,724,950	$(2,447,517)

Summary of Long-Term Investments by Industry Classification (Unaudited)

Industry	Value	Percent of Net Assets
Tobacco	$466,626,296	25.9%
Packaged Foods & Meats	301,662,634	16.7
Distillers & Vintners	188,764,263	10.5
Household Products	177,480,625	9.8
Publishing	143,893,505	8.0
Diversified Commercial & Professional Services	63,544,036	3.5
Industrial Machinery	56,485,123	3.1
Pharmaceuticals	55,968,791	3.1
Motorcycle Manufacturers	48,380,123	2.7
Housewares & Specialties	48,040,160	2.7
Advertising	46,367,917	2.6
Specialized Consumer Services	41,420,697	2.3
Specialized Finance	37,736,425	2.1
Restaurants	34,746,286	1.9
Personal Products	30,187,391	1.7
Education Services	21,579,028	1.2
Fertilizers & Agricultural Chemicals	19,347,838	1.1
Soft Drinks	18,168,370	1.0
	$1,800,399,508	99.9%

See Notes to Financial Statements
14

Van Kampen Global Franchise Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2008

Assets:
Total Investments (Cost $1,601,126,342)	$1,803,116,508
Foreign Currency (Cost $2,160,630)	2,188,795
Cash	293
Receivables:
Investments Sold	9,637,728
Dividends	7,053,047
Fund Shares Sold	1,923,467
Distributor	501,490
Interest	175
Other	153,956
Total Assets	1,824,575,459
Liabilities:
Payables:
Investments Purchased	10,213,158
Fund Shares Repurchased	7,504,946
Investment Advisory Fee	1,174,802
Affiliates	309,354
Forward Foreign Currency Contracts	2,447,517
Directors' Deferred Compensation and Retirement Plans	210,121
Accrued Expenses	771,551
Total Liabilities	22,631,449
Net Assets	$1,801,944,010
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$1,391,909,551
Net Unrealized Appreciation	199,649,459
Accumulated Net Realized Gain	171,397,391
Accumulated Undistributed Net Investment Income	38,987,609
Net Assets	$1,801,944,010
Maximum Offering Price Per Share:
Class A Shares: Net Asset value and redemption price per share (Based on net assets of $1,118,004,390 and 49,420,857 shares of beneficial interest issued and outstanding)	$22.62
Maximum sales charge (5.75%* of offering price)	1.38
Maximum offering price to public	$24.00
Class B Shares: Net asset value and offering price per share (Based on net assets of $369,441,171 and 16,918,371 shares of beneficial interest issued and outstanding)	$21.84
Class C Shares: Net asset value and offering price per share (Based on net assets of $262,958,003 and 11,957,784 shares of beneficial interest issued and outstanding)	$21.99
Class I Shares: Net asset value and offering price per share (Based on net assets of $51,540,446 and 2,277,909 shares of beneficial interest issued and outstanding)	$22.63

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
15

Van Kampen Global Franchise Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $4,688,403)	$73,173,755
Interest	1,116,790
Total Income	74,290,545
Expenses:
Investment Advisory Fee	16,470,350
Distribution (12b-1) and Service Fees
Class A	3,533,447
Class B	1,876,576
Class C	3,244,192
Transfer Agent Fees	2,871,097
Reports to Shareholders	377,062
Accounting and Administrative Expenses	375,723
Custody	290,246
Professional Fees	152,535
Directors' Fees and Related Expenses	62,719
Registration Fees	42,307
Other	76,550
Total Expenses	29,372,804
Less Credits Earned on Cash Balances	10,214
Net Expenses	29,362,590
Net Investment Income	$44,927,955
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$215,469,014
Forward Foreign Currency Contracts	(988,239)
Foreign Currency Transactions	(1,022,301)
Net Realized Gain	213,458,474
Unrealized Appreciation/Depreciation:
Beginning of the Period	769,555,855
End of the Period:
Investments	201,990,166
Foreign Currency Translation	106,810
Forward Foreign Currency Contracts	(2,447,517)
199,649,459
Net Unrealized Depreciation During the Period	(569,906,396)
Net Realized and Unrealized Loss	$(356,447,922)
Net Decrease in Net Assets from Operations	$(311,519,967)

See Notes to Financial Statements
16

Van Kampen Global Franchise Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2008	For The Year Ended June 30, 2007
From Investment Activities:
Operations:
Net Investment Income	$44,927,955	$37,424,639
Net Realized Gain	213,458,474	148,635,770
Net Unrealized Appreciation/Depreciation During the Period	(569,906,396)	299,065,114
Change in Net Assets from Operations	(311,519,967)	485,125,523
Distributions from Net Investment Income:
Class A Shares	(10,838,237)	(1,877,508)
Class B Shares	(1,061,705)	-0-
Class C Shares	(157,135)	-0-
Class I Shares	(544,822)	(840)
	(12,601,899)	(1,878,348)
Distributions from Net Realized Gain:
Class A Shares	(125,429,949)	(109,745,287)
Class B Shares	(43,319,319)	(38,181,616)
Class C Shares	(31,113,160)	(26,558,056)
Class I Shares	(4,689,971)	(1,131)
	(204,552,399)	(174,486,090)
Total Distributions	(217,154,298)	(176,364,438)
Net Change in Net Assets from Investment Activities	(528,674,265)	308,761,085
From Capital Transactions:
Proceeds from Shares Sold	187,824,005	203,093,408
Net Asset Value of Shares Issued Through Dividend Reinvestment	200,580,798	161,151,585
Cost of Shares Repurchased	(616,371,099)	(336,377,665)
Net Change in Net Assets from Capital Transactions	(227,966,296)	27,867,328
Total Increase/Decrease in Net Assets	(756,640,561)	336,628,413
Net Assets:
Beginning of the Period	2,558,584,571	2,221,956,158
End of the Period (Including accumulated undistributed net investment income of $38,987,609 and $8,676,168, respectively)	$1,801,944,010	$2,558,584,571

See Notes to Financial Statements
17

Van Kampen Global Franchise Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of the Period	$28.95	$25.43	$23.31	$21.04	$16.96
Net Investment Income (a)	0.56	0.50	0.33	0.38	0.27
Net Realized and Unrealized Gain/Loss	(4.20)	5.08	3.35	2.13	3.87
Total from Investment Operations	(3.64)	5.58	3.68	2.51	4.14
Less:
Distributions from Net Investment Income	0.21	0.03	0.39	-0-	0.06
Distributions from Net Realized Gain	2.48	2.03	1.17	0.24	-0-
Total Distributions	2.69	2.06	1.56	0.24	0.06
Net Asset Value, End of the Period	$22.62	$28.95	$25.43	$23.31	$21.04
Total Return (b)	–13.89%	22.80%	16.34%	12.02%	24.38%
Net Assets at End of the Period (In millions)	$1,118.0	$1,646.6	$1,399.1	$1,272.4	$913.6
Ratio of Expenses to Average Net Assets	1.17%	1.18%	1.22%	1.28%	1.51%
Ratio of Net Investment Income to Average Net Assets	2.12%	1.83%	1.34%	1.70%	1.41%
Portfolio Turnover	28%	19%	20%	14%	10%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements
18

Van Kampen Global Franchise Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2008		2007	2006	2005	2004
Net Asset Value, Beginning of the Period	$27.93		$24.74	$22.73	$20.68	$16.74
Net Investment Income (a)	0.51		0.28	0.14	0.20	0.11
Net Realized and Unrealized Gain/Loss	(4.06)		4.94	3.27	2.09	3.83
Total from Investment Operations	(3.55)		5.22	3.41	2.29	3.94
Less:
Distributions from Net Investment Income	0.06		-0-	0.23	-0-	-0-
Distributions from Net Realized Gain	2.48		2.03	1.17	0.24	-0-
Total Distributions	2.54		2.03	1.40	0.24	-0-
Net Asset Value, End of the Period	$21.84		$27.93	$24.74	$22.73	$20.68
Total Return (b)	–14.01	%(c)	21.91%	15.45%	11.16%	23.46%
Net Assets at End of the Period (In millions)	$369.4		$529.9	$485.2	$465.1	$378.2
Ratio of Expenses to Average Net Assets	1.33	%(c)	1.93%	1.98%	2.03%	2.26%
Ratio of Net Investment Income to Average Net Assets	1.98	%(c)	1.06%	0.57%	0.93%	0.59%
Portfolio Turnover	28%		19%	20%	14%	10%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

See Notes to Financial Statements
19

Van Kampen Global Franchise Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2008		2007		2006		2005	2004
Net Asset Value, Beginning of the Period	$28.21		$24.97		$22.92		$20.85	$16.88
Net Investment Income (a)	0.36		0.29		0.14		0.20	0.12
Net Realized and Unrealized Gain/Loss	(4.09)		4.98		3.31		2.11	3.85
Total from Investment Operations	(3.73)		5.27		3.45		2.31	3.97
Less:
Distributions from Net Investment Income	0.01		-0-		0.23		-0-	-0-
Distributions from Net Realized Gain	2.48		2.03		1.17		0.24	-0-
Total Distributions	2.49		2.03		1.40		0.24	-0-
Net Asset Value, End of the Period	$21.99		$28.21		$24.97		$22.92	$20.85
Total Return (b)	–14.51	%(c)	21.91	%(c)	15.49	%(c)	11.17%	23.45%
Net Assets at End of the Period (In millions)	$263.0		$382.0		$337.7		$323.4	$254.6
Ratio of Expenses to Average Net Assets	1.90	%(c)	1.93	%(c)	1.94	%(c)	2.03%	2.26%
Ratio of Net Investment Income to Average Net Assets	1.41	%(c)	1.07	%(c)	0.60	%(c)	0.93%	0.62%
Portfolio Turnover	28%		19%		20%		14%	10%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

See Notes to Financial Statements
20

Van Kampen Global Franchise Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Year Ended June 30, 2008	October 13, 2006 (Commencement of Operations) to June 30, 2007
Net Asset Value, Beginning of the Period	$28.95	$26.89
Net Investment Income (a)	0.81	0.39
Net Realized and Unrealized Gain/Loss	(4.36)	3.80
Total from Investment Operations	(3.55)	4.19
Less:
Distributions from Net Investment Income	0.29	0.10
Distributions from Net Realized Gain	2.48	2.03
Total Distributions	2.77	2.13
Net Asset Value, End of the Period	$22.63	$28.95
Total Return (b)	–13.65%	16.45%*
Net Assets at End of the Period (In thousands)	$51,540.4	$18.6
Ratio of Expenses to Average Net Assets	0.92%	0.95%
Ratio of Net Investment Income to Average Net Assets	3.20%	2.03%
Portfolio Turnover	28%	19%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

*  Non-Annualized

See Notes to Financial Statements
21

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2008

1.  Significant Accounting Policies

Van Kampen Global Franchise Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential. The Fund commenced operations on September 25, 1998. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the last reported bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing price of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully

22

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2008 continued

collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on December 31, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended June 30, 2008, remains subject to examination by taxing authorities.

At June 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,601,663,892
Gross tax unrealized appreciation	$394,950,231
Gross tax unrealized depreciation	(193,497,615)
Net tax unrealized appreciation on investments	$201,452,616

E.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

23

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2008 continued

The tax character of distributions paid during the years ended June 30, 2008 and 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$31,567,904	$5,831,651
Long-term capital gain	189,776,176	173,090,478
	$221,344,080	$178,922,129

Permanent differences, primarily due to net realized gains/losses on foreign currency transactions, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2008:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Capital
$(2,014,615)	$2,014,615	$-0-

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$51,545,419
Undistributed long-term capital gain	157,140,642

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Credits Earned on Cash Balances During the year ended June 30, 2008, the Fund's custody fee was reduced by $10,214 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts

24

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2008 continued

from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.80%
Next $500 million	.75%
Over $1 billion	.70%

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

For the year ended June 30, 2008, the Fund recognized expenses of approximately $58,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $176,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $1,162,200 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the shares of those funds selected by the directors. Investments in such funds of $108,984 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan

25

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2008 continued

are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For year ended June 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $138,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $488,000. Sales charges do not represent expenses of the Fund.

At June 30, 2008, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 370 shares of Class I.

For the year ended June 30, 2008, the Fund Paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $4,590.

3.  Capital Transactions

For the years ended June 30, 2008 and 2007, transactions were as follows:

	For The Year Ended June 30, 2008		For The Year Ended June 30, 2007
	Shares	Value	Shares	Value
Sales:
Class A	3,423,442	$90,994,968	5,785,565	$158,387,323
Class B	469,416	11,942,090	727,307	19,226,196
Class C	510,958	13,207,184	957,072	25,457,655
Class I	2,534,491	71,679,763	928	22,234
Total Sales	6,938,307	$187,824,005	7,470,872	$203,093,408
Dividend Reinvestment:
Class A	4,912,935	$128,963,128	3,981,874	$104,842,318
Class B	1,627,817	41,248,413	1,377,904	35,136,593
Class C	981,101	25,135,486	821,875	21,171,489
Class I	199,611	5,233,771	45	1,185
Total Dividend Reinvestment	7,721,464	$200,580,798	6,181,698	$161,151,585
Repurchases:
Class A	(15,789,997)	$(421,449,655)	(7,908,774)	$(216,639,321)
Class B	(4,153,160)	(104,940,116)	(2,742,303)	(72,785,167)
Class C	(3,076,834)	(78,280,762)	(1,757,095)	(46,943,877)
Class I	(456,837)	(11,700,566)	(329)	(9,300)
Total Repurchases	(23,476,828)	$(616,371,099)	(12,408,501)	$(336,377,665)

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2008, the Fund received redemption fees of approximately $17,200, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

26

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2008 continued

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $619,578,084 and $984,663,304, respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however,

27

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2008 continued

additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

28

Van Kampen Global Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Van Kampen Global Franchise Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Franchise Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 18, 2008

29

Van Kampen Global Franchise Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Jerry W. Miller
President and Principal Executive Officer

Dennis Shea
Vice President

Kevin Klingert
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser

Morgan Stanley Investment
Management Limited

25 Cabot Square
Canary Wharf
London, United Kingdom E14 4QA

Distributor

Van Kampen Funds Inc.

522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP

333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive
Chicago, Illinois 60606-4301

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2008. For corporate shareholders 98% of the distributions qualify for the dividends received deduction. The Fund designated and paid $189,776,176 as a long-term capital gain distribution. The Fund intends to pass through foreign tax credits of $4,189,782 and has derived gross income from sources within foreign countries amounting to $59,940,850. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $31,567,904 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Van Kampen Global Franchise Fund

Director and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds' Board of Directors and the Funds' officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

31

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (69) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

32

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Director	Director since 1998	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Director	Director since 1998	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

33

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1998	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority ("FINRA"), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

34

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

35

Van Kampen Global Franchise Fund

Director and Officer Information continued

Interested Director*

Name, Age and Address of Interested Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1998	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†  See Table D below.

††  As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

36

Van Kampen Global Franchise Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since May 2008. President and Chief Executive Officer of Van Kampen Investments since June 2008. Central Division Director for Morgan Stanley's Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer — Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since March 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since March 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel — U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

37

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1998	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

38

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

475, 575, 675, 676
GLFANN 8/08
IU08-04184P-Y06/08

ANNUAL REPORT

June 30, 2008

MUTUAL FUNDS

Van Kampen

Global Value Equity Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Value Equity Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain a prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk,which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 6/30/08

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 06/30/98 through 06/30/08. Class A shares, adjusted for sales charges.

	A Shares since 10/29/97		B Shares since 10/29/97		C Shares since 10/29/97		I Shares since 12/13/06
Average Annual Total Returns	w/o sales charges	w/max sales charge	5.75% w/o sales charges	w/max sales charge	5.00% w/o sales charges	w/max sales charge	1.00% w/o sales charges
Since Inception	4.53%	3.95%	3.97%	3.97%	3.80%	3.80%	–5.60%
10-year	3.71	3.10	3.12	3.12	3.00	3.00	—
5-year	9.40	8.13	8.61	8.40	8.60	8.60	—
1-year	–18.22	–22.92	–18.79	–22.41	–18.81	–19.53	–18.01

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. As a result of recent market activity, current performance may vary from the figures shown, Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception return for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Periods of less than one year are not annualized.

MSCI World Index (with net dividends) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index does not include any expenses, fees or sales charges, which would lower performance. The Index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Fund Report

For the 12-month period ended June 30, 2008

Market Conditions

Markets have been especially challenging for investors over the past 12 months. Almost all stock markets in the developed and developing worlds retreated. In essence, the global economy faces a confluence of negative forces. One of these forces is the downward pressure on domestic demand resulting from constrained household budgets—both in the developed world and in emerging markets. Another is the possibility that the world's investors are adjusting—upwards—their view of what will be the typical rate of inflation in the coming years.

Within this environment, a three-tiered market emerged. At the top, industrial commodity stocks rose strongly and current prices have been discounting sustained high returns on capital for the foreseeable future. Next, non-cyclical sectors, such as consumer staples, telecommunication services and health care, modestly declined. By our analysis, the present cash-flow generation of companies within these sectors has been much more sustainable and investment opportunities in this group have offered attractive absolute return potential without the cyclical risks of the industrial commodities stocks. Finally, the domestic cyclicals group, including consumer discretionary and financials, fell sharply. While the near-term earnings of these stocks may be vulnerable to an economic slowdown, we believe current prices have begun to discount a worst-case scenario for companies within these sectors.

In addition to diverging market performance, we have witnessed sharp movement in the spread of valuations in the market. Valuation spreads reached historic lows in early 2007 but have widened rapidly since then, primarily driven by the markets' focus on a very narrow group of stocks. While this wide valuation spread indicates a high degree of risk aversion in the market, we believe it also indicates the potential for greater opportunity for selective stock pickers.

Performance Analysis

All share classes of Van Kampen Global Value Equity Fund underperformed the MSCI World Index with net dividends for the 12 months ended June 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2008

Class A	Class B	Class C	Class I	MSCI World Index with net dividends
–18.22%	–18.79%	–18.81%	–18.01%	–10.68%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

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The Fund's underperformance relative to the MSCI World Index for the 12-month period was primarily due to security selection in the financials sector. Although the Fund's underweight position in the sector was beneficial to relative performance, stock selection was negatively impacted by exposure to some of the financial companies that recently conducted capital-raising exercises, an event which met with disapproval in the markets.

In addition, positioning within the industrials and materials sectors were significant detractors from performance. These stocks were the primary beneficiaries of the commodity boom and have performed strongly over the period, but the Fund's limited exposure, due to our valuation criteria, hampered relative returns. We have further reduced the Fund's exposure to both sectors by taking profits out of some investments that we believed had become overvalued for the reporting period.

On the positive side, the Fund benefited from strong stock selection in the consumer discretionary sector. Here, avoiding underperforming retail stocks added to relative performance. Gains were also made in the telecommunication services sector where the Fund's holdings were well diversified within the U.S., Europe and Asia. Lastly, an overweight position in the consumer staples sector contributed positively to relative return for the reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 6/30/08
Imperial Tobacco Group PLC	3.2%
Philip Morris International, Inc.	3.0
Chevron Corp.	2.7
IBM Corp.	2.5
Wyeth	2.4
Novartis, AG	2.4
Telefonica, SA	2.4
Royal Dutch Shell PLC — ADR	2.3
Lafarge, SA	2.1
SANKYO Co., Ltd.	2.1
Summary of Investments by Country Classification as of 6/30/08
United States	30.7%
United Kingdom	19.0
Japan	12.5
France	7.0
Netherlands	4.5
Spain	3.8
Bermuda	3.8
Germany	3.0
Switzerland	2.8
Australia	2.5
Ireland	2.4
Norway	2.1
Italy	1.3
Sweden	1.1
Republic of China (Taiwan)	1.0
Singapore	0.9
Republic of Korea (South Korea)	0.7
Total Long-Term Investments	99.1
Total Repurchase Agreements	0.5
Total Investments	99.6
Foreign Currency	0.2
Assets in Excess of Other Liabilities	0.2
Net Assets	100.0%

*Amount is less than 0.1%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/08 - 6/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/08	6/30/08	1/1/08-6/30/08
Class A
Actual	$1,000.00	$844.81	$5.73
Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.27
Class B
Actual	1,000.00	841.49	9.20
Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.07
Class C
Actual	1,000.00	841.82	9.02
Hypothetical (5% annual return before expenses)	1,000.00	1,015.07	9.87
Class I
Actual	1,000.00	846.10	4.68
Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.12

*  Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.01%, 1.97% and 1.02% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreements require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Directors considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the

8

foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about

9

its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2008

Description	Number of Shares	Value
Common Stocks 99.1%
Australia 2.5%
Boral Ltd.	287,876	$1,559,243
Foster's Group Ltd.	386,660	1,879,304
Goodman Fielder Ltd.	3,300,761	4,445,804
		7,884,351
Bermuda 3.8%
Covidien Ltd.	91,771	4,394,913
Ingersoll-Rand Co., Ltd., Class A	81,791	3,061,437
Tyco International Ltd.	112,084	4,487,844
		11,944,194
France 7.0%
BNP Paribas, SA	59,172	5,360,623
Lafarge, SA	44,317	6,795,382
Sanofi-Aventis	50,727	3,388,765
Total, SA	79,004	6,741,826
		22,286,596
Germany 3.0%
BMW, AG	66,876	3,216,701
DaimlerChrysler, AG	74,284	4,594,052
Qimonda, AG—ADR (a)	663,104	1,578,187
		9,388,940
Ireland 2.4%
Bank of Ireland	291,903	2,538,299
Kerry Group PLC, Class A	173,247	5,128,056
		7,666,355
Italy 1.3%
ENI S.p.A.	114,789	4,283,293
Japan 12.5%
Astellas Pharma, Inc.	63,500	2,691,058
Canon, Inc.	96,500	4,962,000
Kao Corp.	185,000	4,852,145
Keihin Corp.	309,500	4,689,791
Kuraray Co., Ltd.	148,000	1,764,543
Mitsui Sumitomo Insurance Group Holdings, Inc.	75,100	2,588,558
Nissan Motor Co., Ltd.	390,500	3,225,206
SANKYO Co., Ltd.	104,100	6,784,122
Sumitomo Electric Industries Ltd.	274,000	3,478,382
Takeda Pharmaceutical Co., Ltd.	91,700	4,663,371
		39,699,176
Netherlands 4.5%
Aegon, NV	322,310	4,269,272

See Notes to Financial Statements
11

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
Netherlands (Continued)
Unilever, NV—CVA	197,031	$5,593,189
Wolters Kluwer, NV	182,953	4,274,670
		14,137,131
Norway 2.1%
Statoil, ASA	176,160	6,568,127
Republic of China (Taiwan) 1.0%
Chunghwa Telecom Co., Ltd.—ADR	121,630	3,085,753
Republic of Korea (South Korea) 0.7%
SK Telecome Co., Ltd.—ADR	112,512	2,336,874
Singapore 0.9%
ComfortDelGro Corp., Ltd.	2,515,000	2,772,776
Spain 3.8%
Banco Bilbao Vizcaya Argentaria, SA	243,698	4,669,514
Telefonica, SA	281,824	7,489,962
		12,159,476
Sweden 1.1%
Ericsson, LM, Ser B	343,384	3,580,688
Switzerland 2.8%
Novartis, AG (Registered)	136,047	7,491,208
UBS, AG (Registered) (a)	74,386	1,561,192
		9,052,400
United Kingdom 19.0%
Barclays PLC	901,917	5,236,747
Barclays PLC—Sub Shares (a)	193,267	36,571
Cadbury PLC	492,770	6,208,137
Imperial Tobacco Group PLC	271,075	10,102,288
Old Mutual PLC	1,324,682	2,448,590
Premier Foods PLC	1,216,798	2,308,554
Reed Elsevier PLC	226,782	2,601,882
Rolls-Royce Group PLC (a)	391,541	2,663,327
Rolls-Royce Group PLC—B Shares (a)	36,769,600	73,239
Royal Bank of Scotland Group PLC	1,332,166	5,704,969
Royal Dutch Shell PLC—ADR	90,620	7,404,560
Vodafone Group PLC	1,835,416	5,452,733
William Morrison Supermarkets PLC	976,445	5,178,380
WPP Group PLC	525,389	5,067,656
		60,487,633

See Notes to Financial Statements
12

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Number of Shares	Value
United States 30.7%
American Capital Ltd.	110,245	$2,620,524
American Electric Power Co., Inc.	44,878	1,805,442
American International Group, Inc.	69,905	1,849,686
Arrow Electronics, Inc. (a)	104,931	3,223,480
Bank of New York Mellon Corp.	123,217	4,661,299
Chevron Corp.	85,444	8,470,064
Citigroup, Inc.	135,841	2,276,695
Dominion Resources, Inc.	69,714	3,310,718
Dr. Pepper Snapple Group, Inc. (a)	94,488	1,982,363
EMC Corp. (a)	259,460	3,811,467
Federal Home Loan Mortgage Corp.	180,893	2,966,645
Hewlett-Packard Co.	90,369	3,995,214
IBM Corp.	68,284	8,093,703
Illinois Tool Works, Inc.	71,038	3,375,015
Lehman Brothers Holdings, Inc.	196,129	3,885,316
Marsh & McLennan Cos., Inc.	181,865	4,828,516
Peabody Energy Corp.	69,942	6,158,393
Philip Morris International, Inc.	193,882	9,575,832
Schering-Plough Corp.	139,241	2,741,655
UnitedHealth Group, Inc.	149,813	3,932,591
Verizon Communications, Inc.	140,491	4,973,381
Viacom, Inc., Class B (a)	39,953	1,220,165
Wyeth	159,223	7,636,335
		97,394,499

Total Long-Term Investments 99.1% (Cost $315,749,759)	314,728,262
Repurchase Agreements 0.5%
Banc of America Securities ($531,899 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.50%, dated 06/30/08, to be sold on 07/01/08 at $531,936)	531,899
Citigroup Global Markets, Inc. ($531,899 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.50%, dated 06/30/08, to be sold on 07/01/08 at $531,936)	531,899
JPMorgan Chase & Co. ($159,569 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.60%, dated 06/30/08, to be sold on 07/01/08 at $159,581)	159,569
State Street Bank & Trust Co. ($525,633 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.85%, dated 06/30/08, to be sold on 07/01/08 at $525,660)	525,633
Total Repurchase Agreements 0.5% (Cost $1,749,000)	1,749,000

See Notes to Financial Statements
13

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2008 continued

Description	Value

Total Investments 99.6% (Cost $317,498,759)	$316,477,262
Foreign Currency 0.2% (Cost $638,485)	644,523
Other Assets in Excess of Liabilities 0.2%	615,597
Net Assets 100.0%	$317,737,382

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security.

ADR—American Depositary Receipt

CVA—Certification Van Aandelen

Forward Foreign Currency Contracts Outstanding as of June 30, 2008:

	In Exchange for	Current Value	Unrealized Appreciation/ Depreciation
Short Contracts:
Pound Sterling 8,800,000 expiring 09/12/08	US $	$17,430,168	$(342,768)

Summary of Long-Term Investments by Industry Classification (Unaudited)

Industry	Value	Percent of Net Assets
Integrated Oil & Gas	$33,467,870	10.5%
Pharmaceuticals	28,612,392	9.0
Diversified Banks	23,546,724	7.4
Tobacco	19,678,120	6.2
Packaged Foods & Meats	18,555,683	5.9
Integrated Telecommunication Services	15,549,096	4.9
Computer Hardware	12,088,916	3.8
Automobile Manufacturers	11,035,959	3.5
Construction Materials	8,354,625	2.6
Wireless Telecommunication Services	7,789,608	2.5

See Notes to Financial Statements
14

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2008 continued

Summary of Long-Term Investments by Industry Classification (Unaudited) continued

Industry	Value	Percent of Net Assets
Asset Management & Custody Banks	$7,281,823	2.3%
Publishing	6,876,552	2.2
Leisure Products	6,784,122	2.1
Life & Health Insurance	6,717,862	2.1
Industrial Machinery	6,436,453	2.0
Coal & Consumable Fuels	6,158,393	1.9
Food Retail	5,178,380	1.6
Food Products	5,128,056	1.6
Advertising	5,067,656	1.6
Office Electronics	4,962,000	1.6
Household Products	4,852,145	1.5
Insurance Brokers	4,828,516	1.5
Auto Parts & Equipment	4,689,791	1.5
Industrial Conglomerates	4,487,843	1.4
Health Care Equipment	4,394,913	1.4
Managed Health Care	3,932,591	1.2
Investment Banking & Brokerage	3,885,315	1.2
Computer Storage & Peripherals	3,811,467	1.2
Communications Equipment	3,580,688	1.1
Electrical Components & Equipment	3,478,382	1.1
Multi-Utilities	3,310,718	1.1
Technology Distributors	3,223,480	1.0
Thrifts & Mortgage Finance	2,966,645	0.9
Trucking	2,772,776	0.9
Aerospace & Defense	2,736,566	0.9
Property & Casualty Insurance	2,588,558	0.8
Other Diversified Financial Services	2,276,695	0.7
Soft Drinks	1,982,363	0.6
Brewers	1,879,304	0.6
Multi-Line Insurance	1,849,686	0.6
Electric Utilities	1,805,442	0.6
Commodity Chemicals	1,764,543	0.6
Semiconductors	1,578,188	0.5
Diversified Capital Markets	1,561,192	0.5
Movies & Entertainment	1,220,165	0.4
	$314,728,262	99.1%

See Notes to Financial Statements
15

Van Kampen Global Value Equity Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2008

Assets:
Total Investments (Cost $317,498,759)	$316,477,262
Foreign Currency (Cost $638,485)	644,523
Cash	54
Receivables:
Dividends	1,081,812
Fund Shares Sold	403,428
Interest	112
Other	921,803
Total Assets	319,528,994
Liabilities:
Payables:
Fund Shares Repurchased	585,811
Distributor and Affiliates	247,275
Investment Advisory Fee	185,532
Investments Purchased	73,240
Forward Foreign Currency Contracts	342,768
Directors' Deferred Compensation and Retirement Plans	174,819
Accrued Expenses	182,167
Total Liabilities	1,791,612
Net Assets	$317,737,382
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$292,913,739
Net Unrealized Depreciation	(1,319,440)
Accumulated Undistributed Net Investment Income	6,614,043
Accumulated Net Realized Gain	19,529,040
Net Assets	$317,737,382
Maximum Offering Price Per Share:
Class A Shares: Net Asset value and redemption price per share (Based on net assets of $265,170,383 and 23,757,665 shares of beneficial interest issued and outstanding)	$11.16
Maximum sales charge (5.75%* of offering price)	0.68
Maximum offering price to public	$11.84
Class B Shares: Net asset value and offering price per share (Based on net assets of $28,092,808 and 2,594,023 shares of beneficial interest issued and outstanding)	$10.83
Class C Shares: Net asset value and offering price per share (Based on net assets of $24,466,247 and 2,275,661 shares of beneficial interest issued and outstanding)	$10.75
Class I Shares: Net asset value and offering price per share (Based on net assets of $7,944 and 712 shares of beneficial interest issued and outstanding)	$11.16

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
16

Van Kampen Global Value Equity Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $706,045)	$12,054,414
Interest	100,616
Total Income	12,155,030
Expenses:
Investment Advisory Fee	2,649,060
Distribution (12b-1) and Service Fees
Class A	807,480
Class B	410,875
Class C	291,742
Transfer Agent Fees	845,784
Reports to Shareholders	135,152
Accounting and Administrative Expenses	103,685
Professional Fees	83,840
Custody	78,672
Registration Fees	34,400
Directors' Fees and Related Expenses	30,846
Other	34,517
Total Expenses	5,506,053
Less Credits Earned on Cash Balances	4,833
Net Expenses	5,501,220
Net Investment Income	$6,653,810
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$40,357,289
Foreign Currency Transactions	192,840
Forward Foreign Currency Contracts	(171,452)
Net Realized Gain	40,378,677
Unrealized Appreciation/Depreciation:
Beginning of the Period	122,830,375
End of the Period:
Investments	(1,021,497)
Forward Foreign Currency Contracts	(342,768)
Foreign Currency Translation	44,825
(1,319,440)
Net Unrealized Depreciation During the Period	(124,149,815)
Net Realized and Unrealized Loss	$(83,771,138)
Net Decrease in Net Assets from Operations	$(77,117,328)

See Notes to Financial Statements
17

Van Kampen Global Value Equity Fund

Financial Statements continued

Statement of Changes in Net Assets

	For The Year Ended June 30, 2008	For The Year Ended June 30, 2007
From Investment Activities:
Operations:
Net Investment Income	$6,653,810	$6,001,931
Net Realized Gain	40,378,677	29,307,204
Net Unrealized Appreciation/Depreciation During the Period	(124,149,815)	65,674,078
Change in Net Assets from Operations	(77,117,328)	100,983,213
Distributions from Net Investment Income:
Class A Shares	(4,959,948)	(4,417,466)
Class B Shares	(212,883)	-0-
Class C Shares	(245,523)	(198,407)
Class I Shares	(40,651)	(33,053)
	(5,459,005)	(4,648,926)
Distributions from Net Realized Gain:
Class A Shares	(34,189,289)	(12,057,255)
Class B Shares	(4,653,195)	(2,254,799)
Class C Shares	(3,259,671)	(1,181,441)
Class I Shares	(239,960)	(79,410)
	(42,342,115)	(15,572,905)
Total Distributions	(47,801,120)	(20,221,831)
Net Change in Net Assets from Investment Activities	(124,918,448)	80,761,382
From Capital Transactions:
Proceeds from Shares Sold	33,137,247	73,810,244
Net Asset Value of Shares Issued Through Dividend Reinvestment	46,081,653	19,498,851
Cost of Shares Repurchased	(91,839,535)	(98,675,395)
Net Change in Net Assets from Capital Transactions	(12,620,635)	(5,366,300)
Total Increase/Decrease in Net Assets	(137,539,083)	75,395,082
Net Assets:
Beginning of the Period	455,276,465	379,881,383
End of the Period (Including accumulated undistributed net investment income of $6,614,043 and $5,405,045, respectively)	$317,737,382	$455,276,465

See Notes to Financial Statements
18

Van Kampen Global Value Equity Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of the Period	$15.42	$12.75	$11.47	$10.70	$8.60
Net Investment Income (a)	0.25	0.22	0.18	0.14	0.06
Net Realized and Unrealized Gain/Loss	(2.78)	3.17	1.18	0.63	2.14
Total from Investment Operations	(2.53)	3.39	1.36	0.77	2.20
Less:
Distributions from Net Investment Income	0.22	0.19	0.08	-0-	0.10
Distributions from Net Realized Gain	1.51	0.53	-0-	-0-	-0-
Total Distributions	1.73	0.72	0.08	-0-	0.10
Net Asset Value, End of the Period	$11.16	$15.42	$12.75	$11.47	$10.70
Total Return* (b)	-18.22%	27.18%	11.89%	7.20%	25.64%
Net Assets at End of the Period (In millions)	$265.2	$365.3	$298.5	$133.2	$67.1
Ratio of Expenses to Average Net Assets*	1.26%	1.25%	1.34%	1.46%	1.64%
Ratio of Net Investment Income to Average Net Assets*	1.83%	1.58%	1.46%	1.23%	0.66%
Portfolio Turnover	35%	26%	29%	28%	43%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	1.48%	1.67%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	N/A	1.21%	0.63%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
19

Van Kampen Global Value Equity Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of the Period	$14.96	$12.31	$11.08	$10.41	$8.37
Net Investment Income/Loss (a)	0.13	0.11	0.04	0.03	(0.02)
Net Realized and Unrealized Gain/Loss	(2.68)	3.07	1.19	0.64	2.08
Total from Investment Operations	(2.55)	3.18	1.23	0.67	2.06
Less:
Distributions from Net Investment Income	0.07	-0-	-0-	-0-	0.02
Distributions from Net Realized Gain	1.51	0.53	-0-	-0-	-0-
Total Distributions	1.58	0.53	-0-	-0-	0.02
Net Asset Value, End of the Period	$10.83	$14.96	$12.31	$11.08	$10.41
Total Return* (b)	-18.79%	26.24%	11.10%	6.44%	24.69%
Net Assets at End of the Period (In millions)	$28.1	$53.9	$52.5	$193.2	$221.5
Ratio of Expenses to Average Net Assets*	2.02%	2.02%	2.09%	2.23%	2.40%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.95%	0.80%	0.33%	0.26%	(0.16%)
Portfolio Turnover	35%	26%	29%	28%	43%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	2.25%	2.43%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	N/A	N/A	0.24%	(0.19%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
20

Van Kampen Global Value Equity Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of the Period	$14.91		$12.34		$11.12	$10.45	$8.40
Net Investment Income/Loss (a)	0.14		0.12		0.07	0.03	(0.01)
Net Realized and Unrealized Gain/Loss	(2.68)		3.07		1.15	0.64	2.08
Total from Investment Operations	(2.54)		3.19		1.22	0.67	2.07
Less:
Distributions from Net Investment Income	0.11		0.09		-0-	-0-	0.02
Distributions from Net Realized Gain	1.51		0.53		-0-	-0-	-0-
Total Distributions	1.62		0.62		-0-	-0-	0.02
Net Asset Value, End of the Period	$10.75		$14.91		$12.34	$11.12	$10.45
Total Return* (b)	-18.81	%(c)	26.32	%(c)	10.97%	6.41%	24.72	%(c)
Net Assets at End of the Period (In millions)	$24.5		$33.6		$28.9	$28.6	$26.5
Ratio of Expenses to Average Net Assets*	2.00	%(c)	1.99	%(c)	2.09%	2.23%	2.39	%(c)
Ratio of Net Investment Income/Loss to Average Net Assets*	1.09	%(c)	0.85	%(c)	0.58%	0.31%	(0.13	%)(c)
Portfolio Turnover	35%		26%		29%	28%	43%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		N/A	2.25%	2.42	%(c)
Ratio of Net Investment Income/Loss to Average Net Assets	N/A		N/A		N/A	0.29%	(0.16	%)(c)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

See Notes to Financial Statements
21

Van Kampen Global Value Equity Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Year Ended June 30, 2008	December 13, 2006 (Commencement of Operations) to June 30, 2007
Net Asset Value, Beginning of the Period	$15.42	$14.56
Net Investment Income (a)	0.22	0.15
Net Realized and Unrealized Gain/Loss	(2.71)	1.46
Total from Investment Operations	(2.49)	1.61
Less:
Distributions from Net Investment Income	0.26	0.22
Distributions from Net Realized Gain	1.51	0.53
Total Distributions	1.77	0.75
Net Asset Value, End of the Period	$11.16	$15.42
Total Return (b)	-18.01%	11.58%*
Net Assets at End of the Period (In millions)	$0.0 **	$2.5
Ratio of Expenses to Average Net Assets	1.02%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.57%	1.85%
Portfolio Turnover	35%	26%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

**  Amount is less than $50,000.

N/A=Not Applicable

*  Non-Annualized

See Notes to Financial Statements
22

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2008

1.  Significant Accounting Policies

Van Kampen Global Value Equity Fund (the "Fund") is organized as a separate diversified series of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuer throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.  Security Valuation Investments in securities listed on a U.S. exchange are valued at their last quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using the procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian

23

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2008 continued

bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on December 31, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended June 30, 2008, remains subject to examination by taxing authorities.

At June 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$318,347,382
Gross tax unrealized appreciation	$52,767,340
Gross tax unrealized depreciation	(54,637,460)
Net tax unrealized depreciation on investments	$(1,870,120)

E.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2008 and 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$11,341,275	$5,372,019
Long-term capital gain	36,971,431	15,433,846
	$48,312,706	$20,805,865

24

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2008 continued

Permanent differences, primarily due to currency gain/losses, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2008:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Capital
$14,193	$(14,193)	-0-

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,434,795
Undistributed long-term capital gains	20,377,665

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Foreign Currency Transalation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally changes in currency exchange rates will affect the value of and investment income from such securities.

25

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2008 continued

G.  Credits Earned on Cash Balances During the year ended June 30, 2008, the Fund's custody fee was reduced by $4,833 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.670%
Next $500 million	.645%
Next $1 billion	.620%
Next $1 billion	.595%
Next $1 billion	.570%
Over $4.5 billion	.545%

The Adviser has entered ino a subadvisory agreement with Morgan Stanley Investment Management Limited ("the Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

For the year ended June 30, 2008, the Fund recognized expenses of approximately $7,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $64,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the legal services agreement are reported as part of "Professional Fees" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $425,700 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the directors. Investments in such funds of approximately $83,400 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2008. Appreciation/depreciation and distributions

26

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2008 continued

received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2008, the Fund paid brokerage commission to Morgan Stanley & Co., Inc., an affiliate of the adviser totaling $3,586.

For the year ended June 30, 2008, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $81,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $54,400. Sales charges do not represent expenses of the Fund.

At June 30, 2008, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 712 shares of Class I.

3.  Capital Transactions

For the years ended June 30, 2008 and 2007, transactions were as follows:

	For The Year Ended June 30, 2008		For The Year Ended June 30, 2007
	Shares	Value	Shares	Value
Sales:
Class A	1,885,425	$26,308,360	3,509,719	$49,317,542
Class B	333,601	4,622,187	1,535,855	19,401,406
Class C	125,152	1,669,850	190,960	2,614,279
Class I	39,853	536,850	170,403	2,477,017
Total Sales	2,384,031	$33,137,247	5,406,937	$73,810,244
Dividend Reinvestment:
Class A	2,872,734	$38,178,543	1,151,376	$16,050,009
Class B	361,843	4,685,868	159,308	2,163,333
Class C	250,175	3,217,242	95,012	1,285,509
Class I	-0-	-0-	-0-	-0-
Total Dividend Reinvestment	3,484,752	$46,081,653	1,405,696	$19,498,851
Repurchases:
Class A	(4,690,318)	$(62,590,507)	(4,388,889)	$(61,635,410)
Class B	(1,703,163)	(22,254,342)	(2,359,073)	(31,876,547)
Class C	(356,215)	(4,615,713)	(367,787)	(5,014,032)
Class I	(199,004)	(2,378,973)	(10,540)	(149,406)
Total Repurchases	(6,948,700)	$(91,839,535)	(7,126,289)	$(98,675,395)

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2008, the Fund received redemption fees of approximately $1,800 which are reported as part of "Cost of

27

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2008 continued

Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $135,780,621 and $189,523,472, respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $1,680,900 and $100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Forward foreign currency contracts are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2008 continued

9.  Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008 the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

29

Van Kampen Global Value Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Global
Value Equity Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Value Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Value Equity Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 18, 2008

30

Van Kampen Global Value Equity Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Jerry W. Miller
President and Principal Executive Officer

Dennis Shea
Vice President

Kevin Klingert
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser

Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf, London
United Kingdom E14 4QA

Distributor

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9186

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche
111 South Wacker Drive
Chicago, Illinois 60606-4301

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2008. For corporate shareholders 26% of the distributions qualify for the dividends received deduction. The Fund designated and paid $36,971,431 as a long term capital gain distribution. The Fund intends to pass through foreign tax credits of $511,586 and has derived net income from sources within foreign countries amounting to $8,839,753. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $11,856,843 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

31

Van Kampen Global Value Equity Fund

Director and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds' Board of Directors and the Funds' officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

32

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (69) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

33

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Director	Director since 1997	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

34

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority ("FINRA"), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

35

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

36

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Interested Director*

Name, Age and Address of Interested Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†  See Table D below.

††  As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

37

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since May 2008. President and Chief Executive Officer of Van Kampen Investments since June 2008. Central Division Director for Morgan Stanley's Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer — Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since March 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since March 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel — U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

38

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

39

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

465, 565, 665, 679
MSGLANN 8/08
IU08-04270P-Y06/08

Item 2.  Code of Ethics.

(a)                                  The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and the general counsel’s designee set forth in Exhibit C was amended in January 2008.  Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees :  Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2008

	Registrant		Covered Entities(1)
Audit Fees	$244,125		N/A

Non-Audit Fees
Audit-Related Fees	$0		$215,000	(2)
Tax Fees	$9,900	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$9,900		$215,000

Total	$254,025		$215,000

2007

	Registrant			Covered Entities(1)
Audit Fees		$223,650		N/A

Non-Audit Fees
Audit-Related Fees		$0		$211,000	(2)
Tax Fees		$9,600	(3)	$0
All Other Fees	$			$0
Total Non-Audit Fees		$9,600		$211,000

Total		$233,250		$211,000

N/A- Not applicable, as not required by Item 4.

(1)  Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)  Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

JOINT AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

VAN KAMPEN FUNDS

AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.                                      STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.(2)

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

(1)

This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2)	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.                                      Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.                                      Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.                                      Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.                                      Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.                                      All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.                                      Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.                                      Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.                                      Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.                               Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

•                  Van Kampen Investments Inc.

•                  Van Kampen Asset Management

•                  Van Kampen Advisors Inc.

•                  Van Kampen Funds Inc.

•                  Van Kampen Investor Services Inc.

•                  Morgan Stanley Investment Management Inc.

•                  Morgan Stanley Trust Company

•                  Morgan Stanley Investment Management Ltd.

•                  Morgan Stanley Investment Management Company

•                  Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant.  100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.

(b) Not applicable.

Item 6.  Schedule of Investments.

(a) Please refer to Item #1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(1)  The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Series Funds, Inc.

By:	/s/ Jerry W. Miller
Name: Jerry W. Miller
Title: Principal Executive Officer
Date: August 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jerry W. Miller
Name: Jerry W. Miller
Title: Principal Executive Officer
Date: August 15, 2008

By:	/s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: August 15, 2008